     NUVEEN
     MUNICIPAL
     BOND FUNDS

     MAY 31, 1997

--------------------------------------------------------------------------------
     ANNUAL REPORT
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     DEPENDABLE, TAX-FREE INCOME
     TO HELP YOU KEEP MORE OF
     WHAT YOU EARN.


     OHIO

[PHOTO APPEARS HERE]

CONTENTS

 1   Dear Shareholder

 3   Answering Your Questions

 6   Ohio Overview

 9   Financial Section

43   Shareholder Meeting Report

44   Shareholder Information

45   Fund Information

[PHOTO OF Timothy R. Schwertfeger APPEARS HERE]

DEAR SHAREHOLDER

It's a pleasure to report to you on the performance of the Nuveen Flagship Ohio Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 7.38% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.58% for Class A shares. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 7.16% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

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1

"IN ADDITION TO SUBSTANTIAL TOTAL RETURNS, SHAREHOLDERS CONTINUE TO ENJOY VERY ATTRACTIVE CURRENT YIELDS GENERATED BY A PORTFOLIO OF QUALITY BONDS."

During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation--as well as attractive yields--have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1997

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2

[PHOTO OF Ted Neild APPEARS HERE]

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED FUND PERFORMANCE OVER THE PAST YEAR.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed. In addition, Ohio contin-

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3

"AT NUVEEN, VALUE INVESTING MEANS TAKING A FUNDAMENTAL APPROACH TO FINDING BONDS THAT OFFER THE BEST BALANCE OF HIGH POTENTIAL RETURN WITH LOW RISK REGARDLESS OF THE DIRECTION OF INTEREST RATES."

ued to improve its economic health, resulting in a number of upgraded ratings on bonds held in the fund.

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Ohio Municipal Bond Fund rewarded investors with a total return on net asset value for the year, recording price changes and reinvested dividends, of 7.38% for Class A shares. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported an 8.28% total return. The high quality, high coupon bonds, combined with its conservative maturity structure, position the fund to perform in line with its peers in a strong market, and provide more value during a market correction.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

We've been able to purchase many securities providing superior income payout during the year. We sold hospital bonds and bought higher-quality housing bonds. We also increased the number of General Obligation bonds in the portfolio.

WHAT IS THE CURRENT STATUS OF OHIO'S MUNICIPAL MARKET?

Ohio's municipal market has remained very solid with some help from the Midwest economy. New issuance for the first six months of the year was up 14% to $3.2 billion. Ohio state government has been very aggressive in attracting new business and encouraging expansion of existing firms. While not all areas of the state have benefited from the economic prosperity, the major cities of Cleveland, Columbus and Cincinnati are fiscally sound and rank in the top ten nationwide in new facilities and plant expansions.

One noteworthy event that may impact the state municipal market in the future is an Ohio Supreme Court decision declaring the state system of funding schools unconstitutional. The resulting school funding reform will likely mean more spending on the state's infrastructure, and therefore more municipal bond issuance in the long-term.

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4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

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5

OHIO
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR               12%
A                    13%
AA                   10%
AAA/Pre-refunded     65%

Diversification

[PIE CHART APPEARS HERE]

Education             5%
General Obligations  21%
Pollution Control     9%
Utility               5%
Water & Sewer         7%
Hospitals            21%
Other                 6%
Excrowed Bonds       21%
Housing Facilities    5%

FUND HIGHLIGHTS
================================================================================
SHARE CLASS                                      A        B        C        R
Inception Date                                  6/85     2/97     8/93     2/97
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Net Asset Value (NAV)                          $11.41   $11.41   $11.41   $11.41
--------------------------------------------------------------------------------
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Total Net Assets ($000)                                                 $665,927
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Average Weighted Maturity (years)                                          17.97
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Duration (years)                                                            7.08
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ANNUALIZED TOTAL RETURN/1/
================================================================================
SHARE CLASS                          A(NAV)   A(OFFER)    B        C         R
1-Year                               7.38%     2.87%    6.73%    6.80%     7.45%
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5-Year                               6.42%     5.51%    5.83%    5.85%     6.44%
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10-Year                              7.94%     7.47%    7.47%    7.35%     7.94%
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TAX-FREE YIELDS
================================================================================
Share Class                          A(NAV)   A(OFFER)    B        C         R
Dist Rate                            5.33%     5.11%    4.57%    4.80%     5.53%
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SEC 30-Day Yld                       4.58%     4.39%    3.83%    4.03%     4.78%
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Taxable Equiv Yld2                   7.16%     6.86%    5.98%    6.30%     7.47%
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1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 2.73%, 5.67%, and 7.47%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 36%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

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6

                                        Nuveen Flagship Ohio Municipal Bond Fund
                                                      May 31, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A
 Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*


             Lehman
             Brothers    Nuveen Flagship      Nuveen Flagship Ohio
            Municipal    Ohio Municipal       Municipal Bond Fund
Date        Bond Index   Bond Fund (NAV)             (Offer)
----        ----------   ---------------      --------------------
May-87      $10,000.00       $10,000.00                $ 9,580.00

May-88      $10,898.10       $10,995.29                $10,533.49

May-89      $12,150.65       $12,354.04                $11,835.17

May-90      $13,039.68       $13,077.82                $12,528.56

May-91      $14,353.88       $14,320.99                $13,719.50

May-92      $15,764.07       $15,720.74                $15,060.47

May-93      $17,650.01       $17,480.71                $16,746.52

May-94      $18,085.83       $17,867.57                $17,117.13

May-95      $19,732.83       $19,294.81                $18,484.43

May-96      $20,634.74       $19,986.59                $19,147.16

May-97      $22,534.82       $21,462.15                $20,560.74

Lehman Brothers Municipal Bond Index                  $22,535
Nuveen Flagship Ohio Municipal Bond Fund (NAV)        $21,462
Nuveen Flagship Ohio Municipal Bond Fund (Offer)      $20,561

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

         1996                           1997
JUNE           0.04992        JANUARY        0.05206
JULY           0.05158        FEBRUARY       0.0507
AUGUST         0.05158        MARCH          0.0507
SEPTEMBER      0.04992        APRIL          0.0507
OCTOBER        0.05158        MAY            0.0507
NOVEMBER       0.04992
DECEMBER       0.05158

FINANCIAL SECTION

     CONTENTS

10   Portfolio of Investments

29   Statement of Net Assets

30   Statement of Operations

31   Statement of Changes in Net Assets

32   Notes to Financial Statements

39   Financial Highlights

42   Independent Auditors' Report

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9

                           PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP OHIO

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
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                             EDUCATION --4.5%

           $1,000,000       Kent State University, Ohio, University Revenue,               5/02 at 102        AAA       $ 1,079,660
                              General Receipts, 6.500%, 5/01/22

            2,050,000        Miami University, Ohio, University Revenue,                  12/99 at 102         A+         2,210,023
                              6.900%, 12/01/04

            1,750,000        Ohio State Higher Educational Facility Commission            12/04 at 102        AAA         1,773,590
                              Revenue, University of Dayton Project,
                              5.800%, 12/01/19

            2,025,000        Ohio State Higher Educational Facility Commission            12/03 at 102        AAA         2,219,927
                              Revenue, Mortgage, University of Dayton Project,
                              6.600%, 12/01/17

            2,545,000        Ohio State Higher Educational Facility Commission            10/97 at 102        AA-         2,623,335
                              Revenue, Case Western Reserve Project,
                              Series A, 7.625%, 10/01/08

            1,200,000        Ohio State Higher Educational Facility Commission             9/06 at 101        N/R         1,181,748
                              Revenue, University of Findlay Project,
                              6.125%, 9/01/16

            3,775,000        Ohio State Higher Educational Facility Commission            11/06 at 101         AA         3,642,120
                              Revenue, Higher Educational, Denison University
                              Project, 5.300%, 11/01/21

                             Ohio State Higher Educational Facility Revenue,
                             Commission, Case Western Reserve University,
                             Series B:
            1,870,000         7.125%, 10/01/14                                            10/00 at 102         Aa         2,045,556
              750,000         6.500%, 10/01/20                                            No Opt. Call         Aa           834,623

            2,250,000        Ohio State Higher Educational Facility Revenue,               4/07 at 102         A2         2,264,198
                              John Carroll University Project, 5.750%, 4/01/19

            1,000,000        University of Cincinnati, Ohio, General Receipts,            12/02 at 102        AA-         1,057,760
                              Series O, 6.300%, 6/01/12

            4,250,000        University of Cincinnati, Ohio, General Receipts,             6/07 at 100        AAA         4,162,110
                              Series Ab, 5.375%, 6/01/20

            4,000,000        University of Puerto Rico, University Revenue                No Opt. Call        AAA         2,157,520
                              Refunding, Series N, 0.000%, 6/01/09

            1,500,000        University of Toledo, Ohio, General Receipt,                  6/04 at 102        AAA         1,436,070
                              5.350%, 6/01/25

            1,230,000        Youngstown State University, Ohio, General Receipts,         12/04 at 102        AAA         1,280,246
                               6.000%, 12/15/16

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10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             ESCROWED TO MATURITY -- 0.7%

           $4,630,000        Ohio State Water Development Authority Revenue,             No Opt. Call        AAA        $ 4,803,903
                              Pure Water, Series I, 6.000%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
                             HEALTH CARE -- 3.1%

            4,030,000        Cuyahoga County, Ohio, Health Care Facilities                6/00 at 100        N/R          4,377,507
                              Revenue, Altenheim Project, 9.280%, 6/01/15

            1,500,000        Franklin County, Ohio, Health Care Facilities Revenue,       7/03 at 102        N/R         1,455,240
                              Ohio Presbyterian Retire Services, 6.500%, 7/01/23

            3,120,000        Franklin County, Ohio, Health Care Facilities Revenue,      11/05 at 102        Aa2         3,140,030
                              Heinzerling Foundation, Series A, 6.200%, 11/01/20

            1,350,000        Franklin County, Ohio, Hospital Revenue, Mortgage,           7/01 at 103        N/R         1,444,986
                              Ohio Presbyterian Retirement Services,
                              8.750%, 7/01/21

              690,000        Franklin County, Ohio, Hospital Revenue Refunding,           8/00 at 102        N/R           715,861
                              Worthington Village, 7.000%, 8/01/16

                             Marion County, Ohio, Health Care Facility Revenue
                             Refunding and Improvement, United Church Homes
                             Project:
            1,250,000         6.375%, 11/15/10                                           11/03 at 102       BBB-         1,278,038
              750,000         6.300%, 11/15/15                                           11/03 at 102       BBB-           756,818

            2,220,000        Napoleon, Ohio, Health Care Facility Revenue,                9/04 at 102         Aa         2,368,296
                              Refunding Mortgage, Lutherans Orphans Project,
                              6.875%, 8/01/23

            4,775,000        Warren County, Ohio, Hospital Facilities Revenue,            7/01 at 102        Aa2         5,182,164
                              Refunding and Improvement, Otterbein Home
                              Project, 7.200%, 7/01/11
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                             HOSPITALS --  17.7%

              500,000        Athens County, Ohio, Community Mental Health                 6/01 at 102         AA           532,055
                              Revenue, West Center Project, Series I,
                              6.900%, 6/01/10

            1,250,000        Butler County, Ohio, Hospital Facilities Revenue,            1/02 at 102       BBB-         1,335,175
                              Refunding and Improvement, Fort Hamilton, Hughes,
                              7.500%, 1/01/10

                             Cambridge, Ohio, Hospital Improvement Revenue,
                             Refunding, Guernsey Memorial Hospital:
              500,000         8.000%, 12/01/06                                           12/01 at 102        BBB           552,870
            1,000,000         8.000%, 12/01/11                                           12/01 at 102        BBB         1,101,380

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11

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP OHIO- CONTINUED

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS --  CONTINUED

                             Cuyahoga County, Ohio, Hospital Revenue,
                             Meridia Health System:
           $  250,000         6.250%, 8/15/14                                             8/05 at 102         A1        $   259,818
            5,750,000         7.250%, 8/15/19                                             8/00 at 102         A1          6,158,423
            5,500,000         6.250%, 8/15/24                                             8/05 at 102         A1          5,664,560

            1,500,000        Cuyahoga County, Ohio, Hospital Revenue Refunding            1/06 at 102        AAA          1,483,065
                              and Improvement, University Hospitals Health,
                              Series A, 5.625%, 1/15/26

            7,000,000        Cuyahoga County, Ohio, Hospital Revenue Refunding,          12/97 at 101 1/2    AA-          7,220,080
                              Cleveland Clinic Foundation, Series A,
                              8.000%, 12/01/15

            1,000,000        Cuyahoga County, Ohio, Hospital Revenue Refunding            2/07 at 102        AAA            999,910
                              and Improvement, Metrohealth System Project,
                              5.625%, 2/15/17

            2,000,000        Cuyahoga County, Ohio, Industrial Development                8/01 at 103        AAA          2,188,420
                              Revenue Refunding, University Health Care
                              Project, 7.300%, 8/01/11

            2,010,000        Erie County, Ohio, Hospital Improvement Revenue              1/02 at 102          A          2,164,328
                              Refunding, Firelands Community Hospital Project,
                              6.750%, 1/01/08

                             Franklin County, Ohio, Hospital Revenue Refunding
                             and Improvement, Childrens Hospital Project, Series A:
            1,575,000         5.750%, 11/01/15                                           11/06 at 101         Aa          1,589,049
            5,275,000         5.875%, 11/01/25                                           11/06 at 101         Aa          5,332,023

                             Franklin County, Ohio, Hospital Revenue Refunding,
                             Holy Cross Health System Corporation:
              965,000         5.800%, 6/01/16                                             6/06 at 102         AA            977,690
            2,000,000         5.875%, 6/01/21                                             6/06 at 102         AA          2,022,620

            1,500,000        Franklin County, Ohio, Hospital Revenue Refunding,           6/00 at 102        AAA          1,635,060
                              Holy Cross Health System, Series A, Mount
                              Carmel Health, 7.625%, 6/01/09

            3,000,000        Garfield Heights, Ohio, Hospital Revenue Refunding          11/02 at 102          A          3,200,190
                              and Improvement, Marymont Hospital Project,
                              Series B, 6.650%, 11/15/11

            3,500,000        Garfield Heights, Ohio, Hospital Revenue Refunding          11/02 at 102          A          3,738,280
                             and Improvement, Marymont Hospital Project,
                             Series A, 6.700%, 11/15/15

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12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                                    OPTIONAL CALL                    MARKET
            AMOUNT           DESCRIPTION                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS --  CONTINUED

           $3,000,000        Hamilton County, Ohio, Hospital Facilities Revenue             1/03 at 102         A1      $ 3,119,940
                              Refunding, Bethesda Hospital, Series A,
                              6.250%, 1/01/12

            1,720,000        Hamilton County, Ohio, Health System Revenue                   7/02 at 102       Baa1        1,793,444
                              Refunding, Providence Hospital, Franciscan,
                              6.875%, 7/01/15

            7,890,000        Lorain County, Ohio, Hospital Revenue Refunding,              11/05 at 102        AAA        7,558,778
                              EMH Regional Medical Center, 5.375%, 11/01/21

            2,250,000        Lorain County, Ohio, Hospital Revenue Refunding,               9/07 at 102        AAA        2,186,843
                              Catholic Healthcare Partners, Series B,
                              5.500%, 9/01/27

            1,500,000        Lorain County, Ohio, Hospital Improvement Revenue             11/02 at 102         A+        1,640,985
                              Refunding, Lakeland Community Hospital, Inc.,
                              6.500%, 11/15/12

            1,000,000        Lucas County, Ohio, Hospital Improvement Revenue,              8/00 at 102        AAA        1,071,950
                              St. Vincent Medical Center, Series A,
                              6.750%, 8/15/20

            3,000,000        Lucas County, Ohio, Hospital Improvement Revenue,              8/02 at 102        AAA        3,238,740
                              St. Vincent Medical Center, 6.500%, 8/15/12

            2,000,000        Mahoning County, Ohio, Hospital Facilities Revenue             6/98 at 100         A1        2,040,760
                              Refunding, St. Elizabeth Hospital Medical Center,
                              7.375%, 12/01/09

            5,105,000        Mahoning County, Ohio, Hospital Facilities Revenue            10/00 at 102        AAA        5,507,019
                              Refunding, YHA Inc. Project, Series A,
                              7.000%, 10/15/14

              500,000        Mansfield, Ohio, Hospital Improvement Revenue,                12/01 at 102        AAA          542,640
                              Mansfield General Hospital Project,
                              6.700%, 12/01/09

            2,000,000        Marion County, Ohio, Hospital Improvement Revenue              5/06 at 102       BBB+        2,048,720
                              Refunding, Community Hospital, 6.375%, 5/15/11

            1,250,000        Maumee, Ohio, Hospital Revenue Refunding,                     12/04 at 102        AAA        1,272,738
                              St. Lukes Hospital Project, 5.800%, 12/01/14

            4,405,000        Miami County, Ohio, Hospital Facilities Revenue,               5/06 at 102        BBB        4,469,049
                              Refunding and Improvement, Upper Valley
                              Medical Center, Series A, 6.250%, 5/15/16

            4,205,000        Miami County, Ohio, Hospital Facilities Revenue,               5/06 at 102        BBB        4,276,569
                              Refunding and Improvement, Upper Valley
                              Medical Center, Series C, 6.250%, 5/15/13

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13

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                      OPTIONAL CALL                         MARKET
       AMOUNT        DESCRIPTION                                                    PROVISIONS*      RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                     HOSPITALS - CONTINUED

                     Middleburg Heights, Ohio, Hospital Revenue
                     Refunding, Southwest General Health Center:
     $ 4,000,000       5.625%, 8/15/15                                              8/08 at 102        AAA           $ 4,044,280
       2,000,000       5.750%, 5/15/21                                              8/08 at 102        AAA             2,008,080

                     Montgomery County, Ohio, Hospital Revenue, Refunding
                     Facilities and Improvement, Kettering Medical Center:
       1,500,000       5.625%, 4/01/16                                              4/06 at 102        AAA             1,501,080
       7,000,000       6.250%, 4/01/20                                              No Opt. Call       AAA             7,691,880

       2,500,000     Montgomery County, Ohio, Hospital Revenue, Sisters             5/03 at 101        AAA            2 ,666,575
                     Charity Health Care, Series A, 6.250%, 5/15/08

       2,900,000     Mount Vernon, Ohio, Hospital Revenue Refunding,                6/02 at 100        N/R            2 ,975,835
                       Knox Community Hospital, 7.875%, 6/01/12

       1,725,000     Shelby County, Ohio, Hospital Facilities Revenue,              9/02 at 102        BBB            1 ,870,590
                       Refunding and Improvement, Memorial Hospital
                       Association, 7.700%, 9/01/18

       2,750,000     Trumbull County, Ohio, Hospital Revenue, Refunding            11/01 at 102        AAA             2,990,763
                       and Improvement, Series B, Trumbull Memorial
                       Hospital, 6.900%, 11/15/12

         750,000     Tuscarawas County, Ohio, Hospital Facilities Revenue,         10/03 at 102       Baa3               753,645
                       Union Hospital Project, Series A, 6.500%, 10/01/21

       1,500,000     Washington County, Ohio, Hospital Revenue, Marietta            9/02 at 102       Baa1             1,605,000
                       Area Health Care Inc. Project, 7.375%, 9/01/12
---------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/MULTI FAMILY - 1.2%

       2,500,000     Fairlawn, Ohio, Health Care Facilities Revenue,               10/99 at 102        N/R              2,668,17
                       Village At St. Edward Project, 8.750%, 10/01/19

                     Ohio Capital, Corporation For Housing, Multifamily
                     Revenue Refunding Housing, Series A:
       1,000,000       7.500%, 11/01/11                                            11/97 at 105        AAA            1 ,055,110
       4,250,000       7.600%, 11/01/23                                            11/97 at 105        AAA             4,485,025
--------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/SINGLE FAMILY - 3.4%

       1,990,000     Ohio Housing Finance Agency Mortgage Revenue,                  9/04 at 102        AAA             2,032,069
                       Residential, Series 1994 A-1, 6.100%, 9/01/14

       5,255,000     Ohio Housing Finance Agency Mortgage Revenue,                  9/04 at 102        AAA            5 ,457,002
                       Residential, Series 1994 B-1, 6.375%, 9/01/14

      13,000,000     Ohio Housing Finance Agency Mortgage Revenue,                  9/07 at 102        AAA            13,098,670
                       Residential, Series 1997 A-1, 6.150%, 3/01/29

____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                    OPTIONAL CALL                           MARKET
      AMOUNT         DESCRIPTION                                                   PROVISIONS*     RATINGS**               VALUE
--------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/SINGLE FAMILY - CONTINUED

      $  700,000     Ohio Housing Finance Agency, Single Family                     3/00 at 102        AAA          $    735,602
                       Mortgage Revenue, Series B, 7.400%, 9/01/15

                     Ohio Housing Finance Agency, Single Family
                     Mortgage Revenue, Series D:
         685,000       7.500%, 9/01/13                                              9/00 at 102        AAA               720,353
         315,000       7.050%, 9/01/16                                              9/01 at 102        AAA               332,476
--------------------------------------------------------------------------------------------------------------------------------
                     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - 8.1%

       2,125,000     Ashtabula County, Ohio, Industrial Development                 5/02 at 102       Baa1             2,248,484
                       Revenue Refunding, Ashland Oil Inc. Project,
                       Series A, 6.900%, 5/01/10

       1,750,000     Ohio State Air Quality Development Authority                  12/02 at 102        AAA              1,86,318
                       Revenue, Series A, Columbus Southern Power
                       Company Project, 6.375%, 12/01/20

       7,000,000     Ohio State Air Quality Development Authority,                  6/03 at 102       Baa2             7,085,540
                       Revenue Series B, Columbus Southern Power
                       Company Project, 6.250%, 12/01/20

         750,000     Ohio State Air Quality Development Authority,                  7/99 at 102       Baa3               789,593
                       Revenue Refunding, Pollution Control, Ohio
                       Edison, Series B, 7.625%, 7/01/23

       5,900,000     Ohio State Air Quality Development Authority,                  8/99 at 102       Baa1             6,184,380

                       Revenue Refunding, Ohio Power Company Project,
                       Series B, 7.400%, 8/01/09

       2,000,000     Ohio State Air Quality Development Authority,                  6/02 at 103        AAA             2,286,980
                       Revenue Refunding, Pollution Control, Cleveland
                       Company Project, 8.000%, 12/01/13

       2,000,000     Ohio State Air Quality Development Authority,                  3/00 at 102        AAA             2,164,360
                       Revenue Refunding, Pollution Control, Ohio
                       Edison, Series A, 7.450%, 3/01/16

       1,000,000     Ohio State Air Quality Development Authority, Revenue          4/01 at 102       Baa1             1,043,970
                       Refunding, Ashland Oil Inc. Project, 6.850%, 4/01/10

      15,000,000     Ohio State Air Quality Development Authority, Revenue          9/05 at 102         A+             15,44,150
                       Refunding, Dayton Power and Light Company
                       Project, 6.100%, 9/01/30

       1,500,000     Ohio State Water Development Authority Revenue,                3/02 at 102        N/R             1,608,660
                       American Waste System Inc. Project,
                       7.750%, 9/01/07

____
15

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                      OPTIONAL CALL                      MARKET
      AMOUNT         DESCRIPTION                                                     PROVISIONS*      RATINGS**         VALUE
--------------------------------------------------------------------------------------------------------------------------------
                     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - CONTINUED

     $ 1,000,000     Ohio State Water Development Authority, Revenue                1/04 at 102        AAA             $ 966,590
                       Refunding, Collateralized Water, Cincinnati Gas,
                       Series A, 5.450%, 1/01/24

       1,750,000     Ohio State Water Development Authority, Revenue                8/02 at 102        AA-             1,835,590
                       Refunding, Water Development, Dayton Power,
                       Series A, 6.400%, 8/15/27

       7,050,000     Ohio State Water Development Authority, Pollution              7/99 at 102       Baa3             7,392,348
                       Control Facilities Revenue Refunding Pollution
                       Control, Ohio Edison, Series A, 7.625%, 7/01/23

       1,000,000     Summit County, Ohio, Industrial Development Revenue,          11/99 at 100         A1             1,029,570
                       Century Products Inc. Project, 7.750%, 11/01/05

       1,650,000     Toledo Lucas County, Ohio, Port Authority, Revenue             3/02 at 102        AA-             1,832,358
                       Refunding Facilities, Cargill Inc. Project,
                       7.250%, 3/01/22
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL APPROPRIATION OBLIGATIONS - 1.4%

       6,000,000     Cleveland, Ohio, Certificates of Participation,               11/07 at 102        AAA             5,657,040
                       Cleveland Stadium Project, 5.250%, 11/15/27 (WI)

       1,500,000     Ohio State Building Authority, State Facilities,               9/04 at 102        AAA             1,650,555
                       Juvenile Correctional Projects, Series A,
                       6.600%, 10/01/14

       1,100,000     Ohio State Department Transportation, Certificates of          4/02 at 102        AAA             1,191,058
                       Participation, Panhandle Rail Line Project,
                       Series A, 6.500%, 4/15/12

       1,000,000     Ohio State Special Obligation, Elementary and                  No Opt. Call       AA-             1,048,750
                       Secondary Education Capital Facilities, Series A,
                       5.625%, 12/01/06
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/OTHER - 0.2%

       1,000,000     Franklin County, Ohio, Revenue, OCLC Online                    7/01 at 100        N/R             1,060,190
                       Computer Library Center Inc., 7.200%, 7/15/06
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/TRANSPORTATION - 0.6%

      11,000,000     Ohio State Turnpike Commission, Turnpike Revenue,              2/06 at 102        AAA            10,819,600
                       Series A, 5.500%, 2/15/26
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/UTILITY - 4.9%

                     Cleveland, Ohio, Public Power System Revenue, First
                       Mortgage, Series A:
       2,250,000       0.000%, 11/15/12                                            No Opt. Call        AAA               969,660
       1,535,000       0.000%, 11/15/13                                            No Opt. Call        AAA               621,475

____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                     OPTIONAL CALL                          MARKET
       AMOUNT        DESCRIPTION                                                    PROVISIONS*      RATINGS**             Value
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/UTILITY - CONTINUED
                     MUNICIPAL REVENUE/UTILITY - CONTINUED

      $10,685,00     Cleveland, Ohio, Public Power System, Revenue                 11/01 at 102        AAA           $11,729,993
                       Refunding and Improvement, First Mortgage, Series B,
                       7.000%, 11/15/17

       1,900,000     Cleveland, Ohio, Public Power System, Revenue                 11/01 at 102        AAA             2,085,820
                       Improvement, First Mortgage, Series A,
                       7.000%, 11/15/17

       3,400,000     Cleveland, Ohio, Public Power System, Revenue                 11/06 at 102        AAA             3,135,684
                        Refunding, First Mortgage, Series 1996-1,
                        5.000%, 11/15/24

       1,000,000     Hamilton, Ohio, Gas System Revenue, Series A,                 10/03 at 102        AAA               922,770
                       5.000%, 10/15/18

      13,520,000     Ohio Municipal Electric Generation Agency, Joint               2/03 at 102        AAA            12,892,942
                        Venture 5, Certificates of Beneficial Interest,
                        5.375%, 2/15/24

       1,545,000     Puerto Rico Electric Power Authority, Formerly Puerto          No Opt. Call       BBB+              502,480
                       Rico Commonwealth, Water Resource Authority
                       Power, Series O, 0.000%, 7/01/17
--------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/WATER AND SEWER - 6.8%

                     Bellefontaine, Ohio, Sewer System Revenue, First
                     Mortgage, Refunding and improvement
       1,000,000       6.800%, 12/01/07                                         12/02 at 101          Baa1             1,061,830
       1,000,000       6.900%, 12/01/11                                         12/02 at 101          Baa1             1,061,640

       3,000,000     Butler County, Ohio, Sewer System Revenue,                    12/06 at 101        AAA             2,882,160
                       5.250%, 12/01/21

       2,000,000     Clermont County, Ohio, Sewer System Revenue                   12/03 at 102        AAA             1,887,700
                       Refunding, 5.200%, 12/01/21
      11,000,000     Cleveland, Ohio, Waterworks Revenue Refunding,                 No Opt. Call       AAA            11,050,160
                       First Mortgage, Series G, 5.500%, 1/01/21

                     Cleveland, Ohio, Waterworks Revenue, Refunding and
                     Improvement, First Mortgage, Series H:
       2,320,000       5.750%, 1/01/21                                              1/06 at 102        AAA             2,340,926
       5,850,000       5.750%, 1/01/26 (DD)                                         1/06 at 102        AAA             5,879,601

         990,000     Cleveland, Ohio, Waterworks Revenue, First Mortgage,           1/02 at 102        AAA             1,070,378
                       Series F,1992-B, 6.500%, 1/01/11

       1,600,000     Greene County, Ohio, Water System Revenue,                    12/07 at 102        AAA             1,688,816
                       Series A, 6.125%, 12/01/21

       2,200,000     Greenville, Ohio, Wastewater System Revenue, First            12/02 at 102        AAA             2,347,994
                       Mortgage, 6.350%, 12/01/17

____
17

                           PORTFOLIO OF INVESTMENTS
                       NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                  OPTIONAL CALL                       MARKET
        AMOUNT      DESCRIPTION                                                   PROVISIONS*      RATINGS**        VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL REVENUE/WATER AND SEWER - CONTINUED
      $1,000,000    Hamilton, Ohio, Waterworks Revenue, Mortgage,                 10/01 at 102           AAA         $ 1,078,440
                      Series A, 6.400%, 10/15/10

       1,175,000    Hubbard, Ohio, Sewer System Mortgage Revenue,                  5/98 at 102           N/R           1,237,569
                      8.800%, 11/15/17

         795,000    Huber Heights, Ohio, Water System Revenue,                    No Opt. Call           AAA             225,923
                      0.000%, 12/01/19

                    Mahoning Valley, Ohio, Sanitation District:
       1,000,000      7.800%, 12/15/11                                            12/01 at 102           N/R           1,089,430
       1,375,000      7.900%, 12/15/14                                            12/01 at 102           N/R           1,497,059
       1,000,000      7.900%, 12/15/15                                            12/01 at 102           N/R           1,089,190

       1,000,000    Montgomery County, Ohio, Water Revenue, Greater               11/02 at 102           AAA           1,059,450
                      Moraine, Beavercreek, 6.250%, 11/15/17

       1,000,000    Mount Gilead, Ohio, Water System Revenue, First               12/02 at 102           N/R           1,071,680
                      Mortgage, 7.200%, 12/01/17

       1,000,000    Ohio State Water Development Authority, Revenue,               6/05 at 102           AAA           1,021,580
                      Fresh Water Series, 5.900%, 12/01/21

         500,000    Orrville, Ohio, Water System Revenue, Improvement,            12/04 at 102           AAA             524,210
                      6.125%, 12/01/18

       1,000,000    Ottawa County, Ohio, Special Assessment, Mortgage,             9/01 at 102           AAA           1,094,500
                      Catawba Isle, 7.000%, 9/01/11

         750,000    Toledo, Ohio, Sewer System Revenue, Mortgage,                 11/04 at 102           AAA             803,070
                      6.350%, 11/15/17

         500,000    Toledo, Ohio, Waterworks Revenue Refunding                    11/04 at 102           AAA             536,750
                      Mortgage, 6.450%, 11/15/24

         750,000    Warren County, Ohio, Waterworks Revenue,                      12/02 at 102           AAA             821,010
                      6.600%, 12/01/16

       1,000,000    Washington, Ohio, Water System Revenue, Mortgage,             12/03 at 101           AAA             963,370
                      5.375%, 12/01/19
--------------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - 19.1%

                    Adams County, Ohio Valley Local School District,
                    Improvement:

       6,000,000      7.000%, 12/01/15                                            No Opt. Call           AAA           7,071,540
       9,500,000      5.250%, 12/01/21                                            12/05 at 102           AAA           9,102,330
       3,955,000    Akron, Ohio, Variable Purpose Improvement,                    12/04 at 102           AAA           4,376,524
                      6.750%, 12/01/14

____
18

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                  OPTIONAL CALL                             MARKET
        AMOUNT      DESCRIPTION                                                   PROVISIONS*      RATINGS**               VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - CONTINUED
      $3,000,000    Akron, Ohio, Variable Purpose Improvement, Series 2,          12/07 at 100        AA-            $ 2,952,420
                      5.375%, 12/01/17

                    Anthony Wayne, Ohio, Local School District:
         600,000      0.000%, 12/01/13                                            No Opt. Call        AAA                242,328
       2,850,000      5.750%, 12/01/24                                            12/05 at 101        AAA              2,871,774

       1,000,000    Archbold, Ohio, Area Local School District,                   12/06 at 102        AAA              1,040,900
                      6.000%, 12/01/21

       1,000,000    Aurora, Ohio, City School District, Improvement and           12/05 at 102        AAA              1,018,500
                      Refunding, 5.800%, 12/01/16

       2,905,000    Batavia, Ohio, Local School District, 6.300%, 12/01/22        12/05 at 102        AAA              3,089,729

       1,000,000    Beavercreek, Ohio, Local School District,                     No Opt. Call        AAA              1,139,940
                      6.600%, 12/01/15

       2,500,000    Buckeye Valley, Ohio, Local School District Delaware          No Opt. Call        AAA              2,892,275
                      County, Series A, 6.850%, 12/01/15

       1,570,000    Centerville, Ohio, Recreational Facilities,                   12/04 at 102         A1              1,590,002
                      5.800%, 12/01/20

                    Chesapeake, Union Exempt Village School District Ohio:
         125,000      8.500%, 12/01/04                                            No Opt. Call        N/R                147,969
         125,000      8.500%, 12/01/05                                            No Opt. Call        N/R                149,726
         125,000      8.500%, 12/01/06                                            No Opt. Call        N/R                151,228
         125,000      8.500%, 12/01/07                                            No Opt. Call        N/R                152,375
         125,000      8.500%, 12/01/08                                            No Opt. Call        N/R                153,163
         130,000      8.500%, 12/01/09                                            No Opt. Call        N/R                160,120

         500,000    Cleveland, Ohio, Series A, 6.375%, 7/01/12                     7/02 at 102        AAA                540,050

       4,745,000    Cleveland, Ohio, 6.625%, 11/15/14                             11/04 at 102        AAA              5,234,067

       2,000,000    Cleveland, Ohio, City School District,,                       12/02 at 102        AAA              2,053,000
                      Library Improvement, Series A, 5.875%, 12/01/11

       2,050,000    Columbus, Ohio, Series 1, 5.250%, 9/15/18                      9/03 at 102        AAA              2,009,923

       1,500,000    Columbus, Ohio, Refunding, Series B, 6.500%, 1/01/10           1/02 at 102        AAA              1,635,375

                    Columbus, Ohio, Sewer System Improvement:
         590,000      9.375%, 4/15/06                                             No Opt. Call        AAA                776,375
         500,000      9.375%, 4/15/07                                             No Opt. Call        AAA                669,495

       1,000,000    Cuyahoga County, Ohio, Jail Facilities,                       No Opt.Call          AA                988,590
                      5.250%, 10/01/13

       1,345,000    Cuyahoga County, Ohio, 5.650%, 5/15/18                        No Opt. Call         AA              1,367,354

         200,000    Dayton, Ohio, 10.500%, 10/01/99                               No Opt. Call         A+                226,638

____
19

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP OHIO - CONTINUED

    PRINCIPAL                                                                   OPTIONAL CALL                          MARKET
       AMOUNT       DESCRIPTION                                                   PROVISIONS*      RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - CONTINUED
    $ 750,000      Defiance, Ohio, 6.200%, 12/01/20                              12/04 at 102           AAA      $   791,010

                    Delaware, Ohio, City School District:
     1,000,000        0.000%, 12/01/10                                            No Opt. Call           AAA          485,730
     1,000,000        0.000%, 12/01/11                                            No Opt. Call           AAA          457,190

                    Dublin, Ohio, City School District:
     2,655,000        0.000%, 12/01/10                                            No Opt. Call           AAA        1,289,613
     2,640,000        0.000%, 12/01/11                                            No Opt. Call           AAA        1,206,982

       250,000      East Holmes, Ohio, Local School District,                     12/98 at 102           AAA          267,065
                      School Improvement, 7.700%, 12/01/08

       850,000      Eastern Local School District, Ohio, Brown and                No Opt. Call           AAA          934,635
                      Highland Counties, 6.250%, 12/01/13

     1,110,000      Fairborn, Ohio, Limited Tax, Utility, 7.000%, 10/01/11        10/02 at 102           AAA        1,227,882

     4,040,000      Franklin County, Ohio, 5.375%, 12/01/20                       12/08 at 102           AAA        3,981,703

     1,575,000      Garaway, Ohio, Local School District,                         12/00 at 102           AAA        1,725,696
                      7.200%, 12/01/14

     1,000,000      Garfield Heights, Ohio,Refunding and Improvement,             11/06 at 102           AAA        1,002,040
                      5.600%, 11/01/16

                    Geauga County, Ohio, Bainbridge Water Project:
       620,000        6.850%, 12/01/10                                            No Opt. Call            Aa          708,679
     1,000,000        5.625%, 12/01/15                                            12/05 at 102            Aa        1,009,470

     1,000,000      Grandview Heights, Ohio, City School District,                12/05 at 101            AA        1,023,510
                      Construction and Improvement Bonds,
                      6.100%, 12/01/19

     1,000,000      Highland, Ohio, Local School District,                        12/07 at 102           AAA        1,023,130
                      5.875%, 12/01/19

     1,000,000      Huron County, Ohio, Correctional Facility, Issue I,           12/07 at 102           AAA        1,027,240
                      5.850%, 12/01/16

     1,200,000      Indian Lake, Ohio, Local School District, Construction        12/06 at 101           AAA        1,171,836
                      and Improvement, 5.375%, 12/01/23

     1,000,000      Indian Valley, Ohio, Local School District,                   12/05 at 102          AAA         1,009,020
                      5.750%, 12/01/19

     1,200,000      Jefferson County, Ohio, Human Services Building               12/01 at 102          AAA         1,307,376
                      Construction, 6.625%, 12/01/14

     1,885,000      Kent, Ohio, Sewer System Improvement,                         12/02 at 102           Aa         2,001,738
                      6.500%, 12/01/10

     1,070,000      Kettering, Ohio, 6.650%, 12/01/12                             12/01 at 102           Aa         1,164,096

____
20

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                  OPTIONAL CALL                          MARKET
        AMOUNT      DESCRIPTION                                                   PROVISIONS*      RATINGS**            VALUE
-----------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS - CONTINUED
     $1,000,000     Kettering, Ohio, City School District, School                12/05 at 101            AAA      $   957,350
                      Improvement, 5.250%, 12/01/22

         500,000    Kings, Ohio, Local School District, 5.500%, 12/01/21         12/05 at 100            AAA          492,395

         500,000    Kirtland, Ohio, Local School District, 7.500%, 12/01/09      12/99 at 102            N/R          539,625

       1,000,000    Lakeview, Ohio, Local School District,                       12/04 at 102            AAA        1,115,790
                      6.900%, 12/01/14

       1,440,000    Lakewood, Ohio, Series B, 5.750%, 12/01/15                   12/05 at 102             Aa        1,473,624

       1,000,000    Lakota, Ohio, Local School District, 6.125%, 12/01/17        12/05 at 100            AAA        1,045,790

                    Logan County, Ohio:
         155,000      7.750%, 12/01/02                                           No Opt. Call              A          177,125
         155,000      7.750%, 12/01/03                                           No Opt. Call              A          179,422
         155,000      7.750%, 12/01/04                                           No Opt. Call              A          181,999
         155,000      7.750%, 12/01/05                                           No Opt. Call              A          184,326
         155,000      7.750%, 12/01/06                                           No Opt. Call              A          186,370

                    Logan Hocking, Ohio, Local School District
                    Series A:
         935,000      0.000%, 12/01/07                                           No Opt. Call            AAA          548,686
         590,000      0.000%, 12/01/10                                           No Opt. Call            AAA          286,581

       1,000,000    Lucas County, Ohio, 6.650%, 12/01/12                         12/02 at 102              A        1,039,720

       1,000,000    Lucas County, Ohio, Improvement, 5.400%, 12/01/15            12/05 at 102            AAA          995,950

       1,000,000    Mahoning County, Ohio, Improvement,                          12/99 at 102            AAA        1,080,760
                      7.200%, 12/01/09

                    Marysville, Ohio, Exempt Village School District,
                    Improvement:
         735,000      0.000%, 12/01/10                                           No Opt. Call            AAA          357,012
         865,000      0.000%, 12/01/16                                           No Opt. Call            AAA          293,477

       1,000,000    North Olmstead, Ohio, 6.250%, 12/15/12                       12/02 at 102            AAA        1,065,110

                    North Royalton, Ohio, City School District:
       2,200,000      6.000%, 12/01/14                                           12/09 at 102            AAA       2,328,150
       2,400,000      6.100%, 12/01/19                                           12/09 at 102            AAA       2,541,384

         500,000    Olmsted Falls, Ohio, Local School District,                  12/01 at 102            AAA         550,555
                      7.050%, 12/15/11

       1,750,000    Pickerington, Ohio, Local School District, Pickerington      12/01 at 102              A       1,858,938
                      Public Library Project, 6.750%, 12/01/16

____
21

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                  OPTIONAL CALL                     MARKET
     AMOUNT      DESCRIPTION                                                     PROVISIONS*    RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 NON-STATE GENERAL OBLIGATIONS - CONTINUED

                 Pickerington, Ohio, Local School District, Refunding:
     $  885,000    0.000%, 12/01/08                                           No Opt. Call        AAA         $  488,139
        940,000    0.000%, 12/01/09                                           No Opt. Call        AAA            486,375
        650,000    0.000%, 12/01/10                                           No Opt. Call        AAA            315,725
        500,000    0.000%, 12/01/11                                           No Opt. Call        AAA            228,595
        500,000    0.000%, 12/01/13                                           No Opt. Call        AAA            201,940

      1,000,000  Revere, Ohio, Local School District, 6.000%, 12/01/16        12/03 at 102        AAA          1,037,370

      3,165,000  Reynoldsburg, Ohio, City School District,                    12/02 at 102        AAA          3,457,098
                   6.550%, 12/01/17

      1,200,000  Ridgemont, Ohio, Local School District,                       12/02 at 12        N/R          1,308,876
                   7.250%, 12/01/14

        500,000  Sandusky County, Ohio, 6.200%, 12/01/13                      12/04 at 102        AAA            531,145

      1,200,000  Solon, Ohio, School District, Refunding,                     No Opt. Call        AAA            704,196
                   0.000%, 12/01/07

      2,340,000  Stow, Ohio, Safety Center Construction Refunding,            12/05 at 102         A1          2,411,932
                   6.200%, 12/01/20

      2,870,000  Strongville, Ohio, 5.950%, 12/01/21                          12/06 at 102         Aa          2,938,450

      1,100,000  Summit County, Ohio, 5.250%, 12/01/15                        12/06 at 102        AAA          1,076,438

      1,000,000  Sylvania, Ohio, City School District, 6.600%, 6/01/16         6/02 at 102        AAA          1,088,690

        540,000  Trumbull County, Ohio, 6.200%, 12/01/14                      12/04 at 102        AAA            571,579

                 Trumbull County, Ohio, Correctional Facilities:
      1,070,000    7.000%, 12/01/04                                           No Opt. Call        AAA          1,216,494
      1,300,000    0.000%, 12/01/10                                           No Opt. Call        AAA            631,449

      1,320,000  Twinsburg, Ohio, City School District, Certificates          12/01 at 102        AAA          1,442,087
                   Eligible, 6.700%, 12/01/11

                 Upper Arlington, Ohio, City School District:
      1,830,000    0.000%, 12/01/11                                           No Opt. Call        AAA            836,658
      1,870,000    0.000%, 12/01/12                                           No Opt. Call        AAA            803,950
      1,000,000    5.125%, 12/01/19                                           12/06 at 101        AAA            950,070

      1,910,000  Vandalia, Ohio, Various Purpose Improvement,                 12/06 at 101         Aa          1,944,743
                   5.850%, 12/01/21

        750,000  West Geauga, Ohio, Local School District,                    11/04 at 102        AAA            780,045
                   5.950%, 11/01/12

        800,000  Westerville, Ohio, City School District, Library             12/05 at 102        AAA            805,744
                   Improvement, 5.600%, 12/01/18

____
22

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                  OPTIONAL CALL                     MARKET
     AMOUNT      DESCRIPTION                                                     PROVISIONS*    RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 NON-STATE GENERAL OBLIGATIONS - CONTINUED

     $1,000,000  Woodridge, Ohio, Local School District,                    12/04 at 102        AAA            $1,036,250
                   6.000%, 12/01/19

      1,425,000  Wooster, Ohio, City School District, 6.500%, 12/01/17      12/02 at 102        AAA             1,553,122

        300,000  Youngstown, Ohio, 6.125%, 12/01/14                         12/04 at 102        AAA               315,660
-----------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - 19.9%***

      2,000,000  Athens, Ohio, Sewer System Revenue,                        12/09 at 100          A             2,161,180
                   7.300%, 12/01/14

      3,000,000  Barberton, Ohio, Hospital Facilities Revenue,               1/02 at 102          A             3,358,650
                   Barberton Citizens Hospital Company Project,
                   7.250%, 1/01/12

      2,940,000  Bedford, Ohio, Hospital Improvement Revenue                 5/00 at 102        N/R             3,275,072
                   Refunding, Community Hospital Bedford Inc.,
                   8.500%, 5/15/09

      1,000,000  Canal Winchester, Ohio, Local School District,             12/01 at 102        AAA             1,124,990
                   7.100%, 12/01/13

      1,400,000  Canton, Ohio, Variable Purpose, 7.875%, 12/01/08           12/98 at 103        N/R             1,513,694

      3,085,000  Carroll County, Ohio, Hospital Improvement Revenue,        12/01 at 102        AAA             3,453,534
                   Timken Mercy Medical Center, 7.125%, 12/01/18

      4,745,000  Clermont County, Ohio, Hospital Facilities Revenue,           9/99 at 102        AAA             5,182,218
                   Refunding, Mercy Health System,
                   Series A, 7.500%, 9/01/19

                 Clermont County, Ohio, Sewer System Revenue:
      1,000,000    7.250%, 12/01/11                                         12/00 at 102        AAA             1,107,550
      2,000,000    7.375%, 12/01/20                                         12/00 at 102        AAA             2,223,140
      3,700,000    7.100%, 12/01/21                                         12/01 at 102        AAA             4,143,112

      1,000,000  Clermont County, Ohio, Waterworks Revenue,                 12/97 at 102        AAA             1,041,960
                   Refunding and Funding, Series 1987,
                   8.200%, 12/01/12

      1,000,000  Clermont County, Ohio Waterworks Revenue,                  12/01 at 102        AAA             1,100,600
                   6.625%, 12/01/13

                 Cleveland, Ohio:
      1,010,000    7.500%, 8/01/08                                           2/03 at 100        AAA             1,148,956
      1,010,000    7.500%, 8/01/09                                           2/03 at 100        AAA             1,148,956

        790,000  Cleveland, Ohio, City School District, 8.250%, 12/01/08    12/01 at 102        Aaa               920,002

      1,000,000  Cleveland, Ohio, Public Power System Revenue,               8/97 at 102        AAA             1,027,610
                          Improvement First Mortgage, 8.375%, 8/01/17

____
23

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP OHIO - CONTINUED

     PRINCIPAL                                                                  OPTIONAL CALL                     MARKET
     AMOUNT      DESCRIPTION                                                     PROVISIONS*    RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - CONTINUED

     $   10,000  Cleveland, Ohio, Waterworks Revenue, First Mortgage,        1/02 at 102          AAA         $   10,933
                   Series F, 1992-B, 6.500%, 1/01/11

      1,000,000  Coldwater, Ohio, Exempt Village School District,           12/99 at 102          AAA          1,085,010
                   7.000%, 12/01/13

      1,250,000  Cuyahoga County, Ohio, Hospital Revenue, Deaconess         10/00 at 103          N/R          1,392,163
                   Hospital, Series B, 7.450%, 10/01/18

      1,000,000  Cuyahoga County, Ohio, Hospital Revenue,                    1/99 at 102          AAA          1,059,490
                   Improvement and Refunding, University Hospitals
                   Health System, Series A, 6.875, 1/15/19

      4,000,000  Cuyahoga County, Ohio, Hospital Revenue, Fairview           8/99 at 102          Aaa          4,325,240
                   General Hospital, 7.375%, 8/01/19

      5,270,000  Cuyahoga County, Ohio, Improvement Revenue,                 6/99 at 102          N/R          5,708,728
                   District System, Medical Center Company Project,
                          7.800%, 6/01/09

      1,000,000  Delphos, Ohio, Sewer System Mortgage Revenue,               9/00 at 102          AAA          1,100,680
                   7.250%, 9/01/20

      2,600,000  Erie County, Ohio, Franciscan Services Corporation          1/99 at 102          N/R          2,777,788
                   Revenue, Providence Hospital Inc., Series A,
                   7.625%, 1/01/19

      1,500,000  Findlay, Ohio, Sewer System, 7.200%, 8/01/11                8/99 at 102          AA-          1,616,580

      1,850,000  Franklin County, Ohio, Hospital Revenue, Refunding          5/00 at 102          AAA          2,023,734
                   and Improvement, Riverside United Hospital,
                   7.250%, 5/15/20

      1,000,000  Franklin County, Ohio, Hospital Revenue, Refunding          5/00 at 102          AAA          1,103,500
                   and Improvement, Riverside United, Series B,
                   7.600%, 5/15/20

        250,000  Fremont, Ohio, Sewer System Mortgage Revenue,              12/97 at 102           A-            260,293
                   8.100%, 12/01/07

      1,000,000  Gahanna, Jefferson City School District Ohio,              12/00 at 102          N/R          1,101,480
                   Series A, School Building Construction,
                   7.125%, 12/01/14

        250,000  Grandview Heights, Ohio, Mortgage Revenue, Library         12/97 at 102          N/R            260,500
                   Building, 8.250%, 12/01/07

      6,750,000  Hamilton, Ohio, Electric System Mortgage Revenue,          10/98 at 102          AAA          7,227,428
                   Mortgage, Series B, 8.000%, 10/15/22

____
24

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                         OPTIONAL CALL                          MARKET
     AMOUNT      DESCRIPTION                                             PROVISIONS*        RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - CONTINUED

     $1,495,000  Hamilton County, Ohio, Mortgage Revenue, FHA        8/00 at 101 1/4            AA-         $  1,655,354
                   Insured, Judson Care Center, Series A,
                   7.800%, 8/01/19

      2,325,000  Hancock County, Ohio, Hospital Revenue,              11/98 at 103             A+              2,504,165
                   Blanchard Valley Hospital, 7.625%, 11/15/14

        720,000  Huber Heights, Ohio,  9.250%, 12/01/08               12/97 at 102            N/R                753,754

      1,000,000  Hudson, Ohio, Local School District, Series A,       12/00 at 102             A1              1,102,520
                   7.100%, 12/15/13

      1,000,000  Hudson, Ohio, Local School District, Series A,       12/00 at 102             A1              1,104,250
                   School Facilities Improvement, 7.100%, 12/15/14

      1,575,000  Lorain, Ohio, Sewer System Mortgage Revenue,          4/98 at 102            N/R              1,668,524
                   Refunding, 8.750%, 4/01/11

      1,500,000  Lucas County, Ohio, Hospital Revenue, Flower         12/01 at 102           BBB+              1,732,770
                   Memorial Hospital, Series A, 8.125%, 12/01/11

      1,150,000  Marion County, Ohio, Health Care Facility            12/99 at 103            N/R              1,300,110
                   Revenue Refunding, United Church Homes Inc.,
                   8.875%, 12/01/12

      1,000,000  Marysville, Ohio, Exempt Village School District,    12/00 at 102            AAA              1,105,950
                   7.200%, 12/01/10

      1,250,000  Marysville, Ohio, Water System Mortgage Revenue,     12/01 at 101            AAA              1,386,963
                   7.050%, 12/01/21

      1,850,000  Massillon, Ohio, City School District,               12/00 at 102            AAA              2,046,008
                   7.200%, 12/01/11

      1,000,000  Mentor, Ohio, Exempt Village School District,        12/02 at 100            AAA              1,091,420
                   7.400%, 12/01/11

      3,000,000  Middleburg Heights, Ohio, Hospital Revenue,           8/01 at 102            AAA              3,348,900
                   Improvement, Southwest General Hospital,
                   7.200%, 8/15/19

                 Ohio Housing Finance Agency, Single Family
                 Mortgage Revenue, Mandatory Redemption:
      6,460,000    0.000%, 1/15/15                                      1/11 at 67  13/32     AAA              2,070,558
      5,700,000    0.000%, 1/15/15                                      7/11 at 70  15/32     AAA              1,869,314

         20,000  Ohio State Building Authority, Frank J. Lausch        4/03 at 100           AAA                 24,163
                   State Office Building, Series A, Cleveland,
                   10.125%, 10/01/06

      3,250,000  Ohio State Building Authority, Correctional           8/99 at 102            Aaa              3,514,712
                   Facilities, Series A, 7.350%, 8/01/06

____
25

PORTFOLIO OF INVESTMENTS
NUVEEN FLAGSHIP OHIO - CONTINUED

             PRINCIPAL                                                              OPTIONAL CALL                            MARKET
                AMOUNT        DESCRIPTION                                            PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                              PRE-REFUNDED - CONTINUED
            $2,660,000        Ohio State Higher Educational Facility,              10/97 at 102            AA-         $  2,743,870
                                Commission Revenue, Case Western
                                Reserve Project, Series A, 7.700%, 10/01/18

             1,000,000        Ohio State Higher Educational Facility,               5/00 at 100            AAA            1,078,590
                                Commission Revenue, Ohio Northern
                                University Project, 7.300%, 5/15/10

               250,000        Ohio State Higher Educational Facility,              12/97 at 102            N/R              260,780
                                Commission Revenue, Mortgage,
                                Ohio Dominican College Project, 8.500%, 12/01/07

             1,400,000        Ohio State Higher Educational Facility,              10/97 at 102            Aaa            1,453,200
                                Commission Revenue, Mortgage, John Carroll
                                University Project, 9.250%, 10/01/07

             1,000,000        Ohio State Higher Educational Facility,              11/97 at 102            AAA            1,037,600
                                Commission Revenue, Ohio Wesleyan
                                University Project, 7.650%, 11/15/07

                25,000        Ohio State Mortgage Revenue, Odd Fellows Home,        8/97 at 103            AAA               25,927
                                Ohio Nurse Project, Series A, 8.150%, 8/01/02

             1,900,000        Ohio State Public Facilities Commission,              5/99 at 102            AA-            2,038,414
                                Higher Education Facilities, Series A, 7.250%,
                                5/01/04

             1,000,000        Parma, Ohio, 7.600%, 12/01/11                        12/00 at 102              A            1,119,490

             1,600,000        Pickerington, Ohio Local                             12/00 at 102            AAA            1,778,703
                                School District, Series B, 7.250%, 12/01/13

             2,000,000        Puerto Rico Commonwealth,                             7/98 at 102            AAA            2,122,360
                                Public Improvement, Series A, 7.750%, 7/01/06

               780,000        Puerto Rico Commonwealth,                             7/98 at 102              A              829,428
                                8.000%, 7/01/07

                              Puerto Rico Commonwealth,
                              Aqueduct and Sewer Authority Revenue, Series A:

             1,000,000          7.900%, 7/01/07                                     7/98 at 102            AAA            1,062,690
             3,600,000          7.875%, 7/01/17                                     7/98 at 102            AAA            3,824,783

               700,000        Puerto Rico Commonwealth,                             7/00 at 102            AAA              780,800
                                Highway Authority, Highway Revenue,
                                Series Q, 7.750%, 7/01/10

             2,000,000        Puerto Rico Electric Power Authority, Formerly        7/97 at 102            AAA            2,049,420
                                Puerto Rico Commonwealth, Water Resource
                                Authority Power, Series K, 9.375%, 7/01/17

             1,500,000        Puerto Rico Electric Power Authority, Formerly
                               Puerto Rico Commonwealth, Water Resource Authority   7/01 at 102            Aaa            1,667,954
                               Power, Series P, 7.000%, 7/01/21

____
26

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

             PRINCIPAL                                                              OPTIONAL CALL                            MARKET
                AMOUNT        DESCRIPTION                                            PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                              PRE-REFUNDED - CONTINUED
            $1,250,000        Ross County, Ohio, Hospital Revenue, Medical         12/97 at 103            N/R         $  1,309,900
                                Center Hospital Project, 7.500%, 12/01/14

               605,000        Scioto County, Ohio, 7.150%, 8/01/11                  8/01 at 101            N/R              669,940

               750,000        Southwest Local School District, Ohio, Hamilton      12/99 at 103            AAA              831,997
                                County, 7.650%, 12/01/10

             1,000,000        Springfield, Ohio, City School District Clark        12/01 at 102            AAA            1,104,770
                                County, 6.600%, 12/01/12

             1,500,000        Stark County, Ohio, Sanitation and Sewer System      11/98 at 102            AAA            1,605,300
                                Revenue, 7.750%, 11/15/18

             1,220,000        Trumbull County, Ohio, Hospital Revenue              11/97 at 102            AAA            1,264,346
                                Refunding, St. Joseph Riverside
                                Hospital, 7.750%, 11/01/13

             2,000,000        University of Cincinnati, Ohio, General Receipts,     6/99 at 100            AA-            2,115,340
                                Series I, 7.300%, 6/01/09

             1,750,000        University of Toledo, Ohio, General Receipt,          6/98 at 102            AAA            1,849,872
                                7.700%, 6/01/18

                              Warren, Ohio:
             1,500,000          7.750%, 11/01/10                                   11/98 at 102           BBB+            1,681,904
             1,250,000          8.625%, 11/15/13                                   11/00 at 102           BBB+            1,352,788

             1,500,000        Westerville, Ohio, Minerva Park and Blendon Joint     9/01 at 102            AAA            1,671,254
                                Township, Hospital District Revenue, Improvement,
                                St. Anns Hospital, Series A, 7.100%, 9/15/21
------------------------------------------------------------------------------------------------------------------------------------

                              SPECIAL TAX REVENUE - 3.7%

               550,000        Columbiana County, Ohio, County Jail Facility,       12/04 at 102             AA              599,610
                                6.600%, 12/01/17

                90,000        East Cleveland, Ohio, Revenue, Local Government      No Opt. Call            N/R               91,476
                                Fund, 7.900%, 12/01/97

            24,850,000        Puerto Rico Commonwealth, Highway and                7/16 at 100              A            24,168,364
                                Transportation Authority, Highway
                                Revenue, Series Y, 5.500%, 7/01/36
------------------------------------------------------------------------------------------------------------------------------------

                             STATE/TERRITORIAL GENERAL OBLIGATIONS - 1.5%

             1,000,000        Ohio State, Improvement, 6.000%, 8/01/10             No Opt. Call            AA+            1,075,020

                              Ohio State, Infrastructure Improvement:
               750,000          6.200%, 8/01/13                                     8/05 at 102            AA+              799,133
             2,000,000          6.200%, 8/01/14                                     8/05 at 102            AA+            2,122,960

             7,640,000        Ohio State, 0.000%, 8/01/13                          No Opt. Call            AAA            3,142,637

____
27

PORTFOLIO OF INVESTMENTS
NUVEEN FLAGSHIP OHIO - CONTINUED

             PRINCIPAL                                                          OPTIONAL CALL                            MARKET
                AMOUNT    DESCRIPTION                                            PROVISIONS*      RATINGS**               VALUE
--------------------------------------------------------------------------------------------------------------------------------
                          STATE/TERRITORIAL GENERAL OBLIGATIONS - CONTINUED
              $220,000    Puerto Rico Commonwealth, Refunding,                  7/98 at 102              A         $    233,597
                            8.000%, 7/01/07

             2,700,000     Puerto Rico Public Buildings Authority,             No Opt. Call              A            2,662,631
                             Revenue Refunding, Guaranteed,
                             Series L, 5.500%, 7/01/21
--------------------------------------------------------------------------------------------------------------------------------
          $653,755,000   Total Investments - (cost $613,643,604) - 97.8%                                            651,306,123
--------------------------------------------------------------------------------------------------------------------------------
                          TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 1.5%
              $800,000    Cuyahoga County, Ohio, University Hospital of                                A-1              800,000
                            Cleveland, Series 1985 Variable Rate Demand
                            Bonds, 4.200%, 1/01/16

             6,300,000    Ohio Air Quality Development Authority,                                      A-1+           6,300,000
                            Cincinnati Gas and Electric Company, Variable Rate
                            Demand Bonds, 1995 Series A, 4.050%, 9/01/30

             2,900,000    Ohio State Pollution Control, Series 1995,                                   A-1+           2,900,000
                            Variable Rate Demand Bonds, 4.000%, 5/01/22
--------------------------------------------------------------------------------------------------------------------------------
           $10,000,000    Total Temporary                                                                            10,000,000
--------------------------------------------------------------------------------------------------------------------------------
                          Investments - 1.5%
                          ------------------------------------------------------------------------------------------------------
                          Other Assets Less Liabilities - 0.7%                                                         4,621,036
                          ------------------------------------------------------------------------------------------------------
                          Net Assets - 100%                                                                         $665,927,159
                          ------------------------------------------------------------------------------------------------------

                          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates

                          **    Ratings (not covered by the report of
                                independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                          *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                          N/R-  Investment is not rated.

                          (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                          (DD) A portion of security purchased on a delayed delivery basis (see note 1 of the Notes to Financial Statements).

                          + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                 See accompanying notes to financial statements.

____
28

STATEMENT OF NET ASSETS                               Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
MAY 31, 1997

                                                                              NUVEEN FLAGSHIP
                                                                                         OHIO
---------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                 $   651,306,123
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                     10,000,000
Cash                                                                                3,238,080
Receivables:
   Investments sold                                                                 1,399,214
   Interest                                                                        12,865,976
   Shares sold                                                                        417,475
Other assets                                                                           23,066
---------------------------------------------------------------------------------------------
     Total assets                                                                 679,249,934
---------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Investments purchased                                                            8,513,037
   Shares redeemed                                                                  1,180,952
Accrued expenses:
   Management fees (note 6)                                                           212,845
   12b-1 distribution and service fees (notes 1 and 6)                                105,937
   Other                                                                              326,706
Dividends payable                                                                   2,983,298
---------------------------------------------------------------------------------------------
     Total liabilities                                                             13,322,775
---------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $   665,927,159
=============================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                    $   463,253,335
Shares outstanding                                                                 40,585,561
Net asset value and redemption price per share                                $         11.41
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                           $         11.91
=============================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                    $     1,649,262
Shares outstanding                                                                    144,509
Net asset value, offering and redemption price per share                      $         11.41
=============================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                    $    40,713,033
Shares outstanding                                                                  3,567,535
Net asset value, offering and redemption price per share                      $         11.41
============================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                    $   160,311,529
Shares outstanding                                                                 14,045,266
Net asset value, offering and redemption price per share                      $         11.41
=============================================================================================

                                 See accompanying notes to financial statements.

____
29

STATEMENT OF OPERATIONS

YEAR ENDED May 31, 1997

                                                                              NUVEEN FLAGSHIP
                                                                                        Ohio*
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                            $   34,200,227
---------------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                            2,785,915
12b-1 service fees - Class A (notes 1 and 6)                                        1,505,646
12b-1 distribution and service fees - Class B (notes 1 and 6)                           2,523
12b-1 distribution and service fees - Class C (notes 1 and 6)                         341,522
Shareholders' servicing agent fees and expenses                                       356,277
Custodian's fees and expenses                                                         143,250
Trustees' fees and expenses (note 6)                                                   12,863
Professional fees                                                                      28,503
Shareholders' reports - printing and mailing expenses                                  80,441
Federal and state registration fees                                                    11,198
Other expenses                                                                         18,769
---------------------------------------------------------------------------------------------
Total expenses before reimbursement                                                 5,286,907
   Expense reimbursement (note 6)                                                    (355,267)
---------------------------------------------------------------------------------------------
Net expenses                                                                        4,931,640
---------------------------------------------------------------------------------------------
Net investment income                                                              29,268,587
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                     4,460,158

Net change in unrealized appreciation or depreciation of investments               4,107,165
---------------------------------------------------------------------------------------------
Net gain from investments                                                          8,567,323
---------------------------------------------------------------------------------------------
 Net increase in net assets from operations                                    $  37,835,910
=============================================================================================

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1 of the Notes to Financial Statements)

____
30

STATEMENT OF CHANGES IN NET ASSETS                 Nuveen Municipal Bond Fund
                                                   May 31, 1997 Annual Report

                                                                               NUVEEN FLAGSHIP              FLAGSHIP
                                                                                         OHIO*                  OHIO
                                                                          -------------------------------------------
                                                                            YEAR ENDED 5/31/97    YEAR ENDED 5/31/97
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                       $       29,268,587    $       25,967,928
Net realized gain from investment transactions
   (notes 1 and 4)                                                                   4,460,158             1,077,770
Net change in unrealized appreciation or depreciation
   of investments                                                                    4,107,165           (10,640,829)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          37,835,910            16,404,869
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                                         (24,358,638)          (24,658,411)
   Class B                                                                             (10,649)                  N/A
   Class C                                                                          (1,876,872)           (1,590,477)
   Class R                                                                          (2,962,615)                  N/A
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                          (29,208,774)          (26,248,888)
---------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization
   of Nuveen Ohio (note 1)                                                         183,170,717                    --
Net proceeds from shares issued as a capital contribution                               50,000                    --
Net proceeds from sale of shares                                                    53,603,783            53,249,272
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                    14,753,008            15,315,498
---------------------------------------------------------------------------------------------------------------------
                                                                                   251,577,508            68,564,770
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                            (72,294,456)          (54,731,176)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from Fund share transactions                                                    179,283,052            13,833,594
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                         187,910,188             3,989,575
Net assets at the beginning of year                                                478,016,971           474,027,396
---------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $      665,927,159       $   478,016,971
=====================================================================================================================
Balance of undistributed net investment income at end of year               $           59,813       $            --
=====================================================================================================================

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1 of the Notes to Financial Statements).

N/A - Flagship Ohio was not authorized to issue Class B or Class R Shares.

____
31

NOTES TO FINANCIAL STATEMENTS

1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Ohio Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Ohio Double Tax Exempt Fund ("Flagship Ohio") and Nuveen Ohio Tax-Free Value Fund ("Nuveen Ohio") reorganized into Nuveen Flagship Ohio Municipal Bond Fund ("Nuveen Flagship Ohio"). Prior to the reorganization, Flagship Ohio was a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Ohio was a series of the Nuveen Multistate Tax Free Trust. Nuveen Ohio had a fiscal year end of February 28 prior to being reorganized into Nuveen Flagship Ohio which has retained the fiscal year end of Flagship Ohio.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had when-issued and delayed delivery purchase commitments of $7,532,829.

____
32

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Ohio was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Ohio state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, the Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

____
33

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

____
34

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:

                                                       Nuveen Flagship                           Flagship
                                                            Ohio *                                 Ohio
                                            -----------------------------------------------------------------------
                                                      Year ended 5/31/97                     Year ended 5/31/96
                                            -----------------------------------------------------------------------
                                                   Shares           Amount              Shares              Amount
-------------------------------------------------------------------------------------------------------------------
Shares issued in the
  reorganization of Nuveen Ohio:
  Class A                                         1,658,349   $ 18,937,973                 --        $          --
  Class B                                                --             --                N/A                  N/A
  Class C                                           257,097      2,935,519                 --                   --
  Class R                                        14,124,377    161,297,225                N/A                  N/A
Shares issued as a
  capital contribution:
  Class A                                             1,095         12,500                 --                   --
  Class B                                             1,095         12,500                N/A                  N/A
  Class C                                             1,095         12,500                 --                   --
  Class R                                             1,095         12,500                N/A                  N/A
Shares sold:
  Class A                                         3,479,121     39,481,904          3,527,301           40,460,865
  Class B                                           143,044      1,632,067                N/A                  N/A
  Class C                                           777,074      8,826,593          1,114,495           12,788,407
  Class R                                           320,322      3,663,219                N/A                  N/A
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                         1,078,011     12,246,653          1,246,857           14,270,782
  Class B                                               370          4,189                N/A                  N/A
  Class C                                            83,238        991,709             91,272            1,044,716
  Class R                                           133,093      1,510,457                N/A                  N/A
-------------------------------------------------------------------------------------------------------------------
                                                 22,058,476    251,577,508          5,979,925           68,564,770
-------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (5,159,717)   (58,567,125)        (4,213,105)         (48,146,969)
  Class B                                                --             --                N/A                  N/A
  Class C                                          (668,440)    (7,657,334)          (577,507)          (6,584,207)
  Class R                                          (533,621)    (6,069,997)               N/A                  N/A
-------------------------------------------------------------------------------------------------------------------
                                                 (6,361,778)   (72,294,456)        (4,790,612)         (54,731,176)
-------------------------------------------------------------------------------------------------------------------
Net increase                                     15,696,698   $179,283,052          1,189,313        $  13,833,594
===================================================================================================================

   * Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1).
N/A - Flagship Ohio was not authorized to issue Class B or Class R Shares.

____
35

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                                                            OHIO
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                                                  $.0505
 Class B                                                                   .0435
 Class C                                                                   .0455
 Class R                                                                   .0525
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                                                           OHIO*
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                 $ 90,069,999
Investments in municipal securities in the reorganization
 of Nuveen Ohio                                                      170,917,634
Temporary municipal investments                                       19,600,000

SALES
Investments in municipal securities                                  101,836,826
Temporary municipal investments                                        9,600,000
================================================================================

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $87,848 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2002.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $37,662,519 of which $38,066,832 related to appreciated securities and $404,313 related to depreciated securities.

____
36

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Ohio paid a management fee of
 .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $870,900 of which approximately $750,000 were paid out as concessions to authorized dealers. The distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $207,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $27,600 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

____
37

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 NUVEEN FLAGSHIP
                                                                            OHIO
--------------------------------------------------------------------------------
Capital paid-in                                                    $628,292,675
Balance of undistributed net investment income                           59,813
Accumulated net realized gain (loss) from investment transactions       (87,848)
Net unrealized appreciation of investments                           37,662,519
--------------------------------------------------------------------------------
  Net assets                                                       $665,927,159
================================================================================

____
38

FINANCIAL HIGHLIGHTS

____
39

FINANCIAL HIGHLIGHTS

              Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE                    LESS DISTRIBUTIONS
                                        ------------------------                 ----------------------

                                                                 Net
NUVEEN FLAGSHIP OHIO++               NET                REALIZED AND        DIVIDENDS                          NET        TOTAL
                                   ASSET                  UNREALIZED        FROM TAX-                        ASSET       RETURN
                                   VALUE          NET    GAIN (LOSS)       EXEMPT NET    DISTRIBUTIONS       VALUE       ON NET
YEAR ENDING                    BEGINNING   INVESTMENT           FROM       INVESTMENT     FROM CAPITAL      END OF        ASSET
MAY 31,                        OF PERIOD    INCOME(B)    INVESTMENTS           INCOME            GAINS      PERIOD     VALUE(A)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
 1997                             $11.21        $.61           $ .20           $(.61)          $  --       $11.41          7.38%
 1996                              11.43         .62            (.21)           (.63)             --        11.21          3.59
 1995                              11.21         .64             .22            (.64)             --        11.43          7.99
 1994                              11.59         .64            (.38)           (.64)             --        11.21          2.24
 1993                              11.05         .66             .54            (.66)             --        11.59         11.20
 1992                              10.72         .68             .33            (.68)             --        11.05          9.77
 1991                              10.45         .68             .28            (.69)             --        10.72          9.57
 1990                              10.54         .69            (.09)           (.69)             --        10.45          5.86
 1989                              10.04         .69             .51            (.70)             --        10.54         12.36
 1988                               9.82         .71             .23            (.71)           (.01)       10.04         10.12

Class B (2/97)
 1997(c)                           11.42         .17            (.01)           (.17)             --        11.41          1.45

Class C (8/93)
 1997                              11.21         .55             .20            (.55)             --        11.41          6.80
 1996                              11.43         .55            (.21)           (.56)             --        11.21          3.03
 1995                              11.20         .57             .23            (.57)             --        11.43          7.50
 1994(C)                           11.69         .46            (.49)           (.46)             --        11.20          (.17)+

Class R (2/97)
 1997(C)                           11.42         .21            (.01)           (.21)             --        11.41          1.77
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Ohio.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

____
40

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                             RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
                                         RATIO                           RATIO
                                        OF NET                          OF NET
                       RATIO OF     INVESTMENT         RATIO OF     INVESTMENT
                       EXPENSES      INCOME TO         EXPENSES      INCOME TO
                     TO AVERAGE        AVERAGE       TO AVERAGE        AVERAGE
                     NET ASSETS     NET ASSETS       NET ASSETS     NET ASSETS
    NET ASSETS           BEFORE         BEFORE            AFTER          AFTER        PORTFOLIO
 END OF PERIOD       REIMBURSE-     REIMBURSE-        REIMBURSE-     REIMBURSE-        TURNOVER
(IN THOUSANDS)             MENT           MENT           MENT(B)        MENT(B)            RATE
------------------------------------------------------------------------------------------------
   $463,253                 .96%          5.32%               .89%         5.39%             17%
    443,077                1.02           5.31                .92          5.41              31
    445,566                1.03           5.70                .95          5.78              31
    445,272                1.02           5.39                .93          5.48               9
    410,467                1.02           5.75                .96          5.81              15
    325,273                 .99           6.20                .95          6.24              18
    268,213                1.02           6.53               1.02          6.53              14
    231,311                1.01           6.51                .96          6.56              42
    195,135                1.03           6.69                .93          6.79              37
    157,511                1.01           7.03                .88          7.16              85

      1,649                1.60+          4.63+              1.60+         4.63+             17

     40,713                1.51           4.77               1.44          4.84              17
     34,939                1.56           4.75               1.47          4.84              31
     28,461                1.58           5.13               1.50          5.21              31
     25,674                1.60+          4.65+              1.46+         4.79+              9

    160,312                 .65+          5.65+               .65+         5.65+             17
------------------------------------------------------------------------------------------------

____
41

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND:

We have audited the accompanying statement of net assets of Nuveen Flagship Ohio Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Ohio Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

____
42

                                      SHAREHOLDER MEETING REPORT
                                      FLAGSHIP OHIO

                                                   A Shares     C Shares
--------------------------------------------------------------------------------
 Directors
================================================================================
 Bremner                       For              33,115,271    3,091,722
                               Withhold            800,015       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Brown                         For              33,115,902    3,091,722
                               Withhold            799,384       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Dean                          For              33,113,655    3,091,722
                               Withhold            801,631       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Impellizzeri                  For              33,115,271    3,091,722
                               Withhold            800,015       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Rosenheim                     For              33,107,199    3,091,722
                               Withhold            808,087       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Sawers                        For              33,115,902    3,091,722
                               Withhold            799,384       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Schneider                     For              33,112,353    3,091,722
                               Withhold            802,933       39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 Schwertfeger                  For              33,113,655    3,091,722
                               Withhold            801,631      39,335
                               -------------------------------------------------
                               Total            33,915,286    3,131,057
================================================================================
 ADVISORY AGREEMENT            For              27,947,386    2,342,437
                               Against             718,977        8,303
                               Abstain           1,189,113      133,244
                               -------------------------------------------------
                               Total            29,855,476    2,483,984
================================================================================
                               Broker Non Votes  4,059,810      647,073
================================================================================
 12b-1 PLAN                    For              27,175,009    2,291,731
                               Against           1,026,187       37,567
                               Abstain           1,654,281      154,687
                               -------------------------------------------------
                               Total            29,855,477    2,483,985
================================================================================
                               Broker Non Votes  4,059,809      647,072
================================================================================
 REORGANIZATION                For              18,984,348    1,630,686
                               Against             546,366        9,137
                               Abstain           1,098,096       63,157
                               -------------------------------------------------
                               Total            20,628,810    1,602,980
================================================================================
                               Broker Non Votes 13,286,476    1,528,077
================================================================================

____
43

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama               Michigan
Arizona               Missouri
California            New Jersey
Colorado              New Mexico
Connecticut           New York
Florida               North Carolina
Georgia               Ohio
Kansas                Pennsylvania
Kentucky              South Carolina
Louisiana             Tennessee
Maryland              Virginia
Massachusetts         Wisconsin

SHAREHOLDER INFORMATION

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
44

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
45

[PHOTO OF John Nuveen, Jr. APPEARS HERE]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

SERVING INVESTORS
FOR GENERATIONS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a board range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-trade funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

MUNICIPAL
BOND FUNDS


MAY 31, 1997


ANNUAL REPORT


DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.


MICHIGAN


[PHOTO APPEARS HERE]

CONTENTS

 1  Dear Shareholder

 3  Answering Your Questions

 6  Michigan Overview

 9  Financial Section

35  Shareholder Meeting Report

36  Shareholder Information

37  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]



DEAR SHAREHOLDER


It's a pleasure to report to you on the performance of the Nuveen Flagship Michigan Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.42% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.76% for Class A shares. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 7.27% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

____
1

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

\s\ Timothy R. Schwertferger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of

____
3

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."


operating in a healthy supply environment, where securities were available as needed.

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Michigan Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.42% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked seventh among 46 Michigan municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Steady demand, coupled with tight supply, caused munis to outperform Treasury securities over the 12 month period.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

We maintained the average call protection of the fund at 7.40 years and brought the duration, a measure of the fund's volatility, down to 7.95 years from 8.40 years. The funds continued to reduce exposure to local school district bonds, which had flooded the market due to local property tax reform. Although the sector presented good credit characteristics, the supply of these bonds tended to overwhelm the market, driving down prices.

WHAT IS THE CURRENT STATUS OF MICHIGAN'S MUNICIPAL MARKET?

The supply of new bond issuance in Michigan has declined by nearly one third in the first half of 1997, compared with the same period in the previous year. However, substantial issuance continued for school district debt as a result of local property tax reform. Michigan's economy and financial operations have improved significantly since the 1980s. In 1996, the state's unemployment rate was at its lowest level in 27 years. The City of Detroit's economy has also shown improvement, attracting $4.5 billion in private investments since

____
4

1995. The state continues to fund infrastructure under the $1.5 billion Build Michigan program.

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

MICHIGAN
OVERVIEW

Credit Quality
------------------------

[PIE CHART APPEARS HERE]

BBB/NR             11%
A                  18%
AA                 20%
AAA/Pre-refunded   51%

Diversification
------------------------------

[PIE CHART APPEARS HERE]

Pollution Control         7%
Hospitals                24%
Housing Facilities        9%
Other                    10%
Water & Sewer             8%
General Obligations      15%
Escrowed Bonds           17%
Tax Revenue              10%


FUND HIGHLIGHTS
----------------------------------------------------------------------------------
SHARE CLASS                                      A        B        C          R
Inception Date                                  6/85     2/97     6/93       2/97
----------------------------------------------------------------------------------
Net Asset Value (NAV)                         $11.68   $11.70   $11.66   $  11.68
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $327,295
----------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           18.22
----------------------------------------------------------------------------------
Duration (years)                                                             7.95
----------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN\1\
----------------------------------------------------------------------------------
SHARE CLASS                          A(NAV)    A(Offer)   B        C          R
1-Year                                8.42%     3.87%    7.94%    7.84%      8.49%
----------------------------------------------------------------------------------
5-Year                                6.88%     5.97%    6.32%    6.20%      6.89%
----------------------------------------------------------------------------------
10-Year                               8.10%     7.63%    7.63%    7.46%      8.10%
----------------------------------------------------------------------------------

TAX-FREE YIELDS
----------------------------------------------------------------------------------
SHARE CLASS                          A(NAV)    A(Offer)   B        C          R
----------------------------------------------------------------------------------
Dist Rate                             5.23%     5.01%    4.47%    4.69%      5.42%
----------------------------------------------------------------------------------
SEC 30-Day Yld                        4.76%     4.56%    4.02%    4.22%      4.96%
----------------------------------------------------------------------------------
Taxable Equiv Yld2                    7.27%     6.96%    6.14%    6.44%      7.57%
----------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the return for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.94%, 6.16%, and 7.63%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

____
6

                                    Nuveen Flagship Michigan Municipal Bond Fund
                                                      May 31, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A
 Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

            Lehman
           Brothers      Nuveen Flagship      Nuveen Flagship
          Municipal    Michigan Municipal   Michigan Municipal
Date      Bond Index     Bond Fund (NAV)     Bond Fund (offer)
----      ----------   ------------------   ------------------
May-87    $10,000.00       $10,000.00           $ 9,580.00
May-88    $10,898.10       $10,894.58           $10,437.00
May-89    $12,150.65       $12,324.28           $11,806.66
May-90    $13,039.68       $13,089.08           $12,539.34
May-91    $14,353.88       $14,232.29           $13,634.53
May-92    $15,764.07       $15,619.08           $14,963.08
May-93    $17,650.01       $17,533.33           $16,796.93
May-94    $18,085.83       $17,860.75           $17,110.60
May-95    $19,732.83       $19,391.34           $18,576.90
May-96    $20,634.74       $20,092.07           $19,248.21
May-97    $22,534.82       $21,783.62           $20,868.71

Lehman Brothers Municipal Bond Index                  $22,535
Nuveen Flagship Michigan Municipal Bond Fund (NAV)    $21,784
Nuveen Flagship Michigan Municipal Bond Fund (Offer)  $20,869

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

         1996                     1997           Capital Gain
JUNE           0.0504      JANUARY      0.0528   0.01289
JULY           0.052       FEBRUARY     0.0509
AUGUST         0.052       MARCH        0.0509
SEPTEMBER      0.05        APRIL        0.0509
OCTOBER        0.0517      MAY          0.0509
NOVEMBER       0.05
DECEMBER       0.0517

Capital Gain

FINANCIAL SECTION


    CONTENTS

10  Portfolio of Investments

21  Statement of Net Assets

22  Statement of Operations

23  Statement of Changes in Net Assets

24  Notes to Financial Statements

31  Financial Highlights

34  Independent Auditors' Report

____
9

                                  PORTFOLIO OF INVESTMENTS
                                  NUVEEN FLAGSHIP MICHIGAN

            PRICIPAL                                                                  OPTIONAL CALL                  MARKET
             AMOUNT               DESCRIPTION                                          PROVISIONS*    RATINGS**       VALUE
---------------------------------------------------------------------------------------------------------------------------
                                  EDUCATION -- 1.3%

           $1,000,000             Grand Valley, Michigan, State University Revenue,     10/98 at 102       A     $1,067,120
                                    General, 7.875%, 10/01/08

            1,000,000             Michigan State University, Formerly Michigan ST        2/06 at 101     AAA        912,730
                                    University Agricultural and Applied Science
                                    To 1965, General, Series A, 5.000%, 2/15/26

            1,000,000             Oakland County, Michigan, Economic Development        11/04 at 102     Aa2      1,108,330
                                    Corporation, Limited Obligation, Revenue
                                    Refunding, Cranbrook Educational Community,
                                    Series C, 6.900%, 11/01/14

            1,000,000             Western Michigan University, 6.250%, 11/15/12         11/02 at 102     AAA      1,056,300
---------------------------------------------------------------------------------------------------------------------------
                                  ESCROWED TO MATURITY -- 0.1%

              195,000             Michigan State Hospital Finance Authority, Henry      No Opt. Call     AAA        210,758
                                    Ford Hospital, Series B, 8.875%, 5/01/00
---------------------------------------------------------------------------------------------------------------------------
                                  HEALTH CARE -- 0.5%

            1,200,000             Michigan State Hospital Finance Authority,             7/05 at 102     N/R      1,213,908
                                    Michigan Obligation Group, 6.500%, 1/01/25

              250,000             Warren, Michigan, Economic Development Corporation,    3/02 at 101     Aaa        263,218
                                    Nursing Home Revenue, Autumn Woods,
                                    6.900%, 12/20/22
---------------------------------------------------------------------------------------------------------------------------
                                  HOSPITALS -- 23.2%

            1,000,000             Dearborn, Michigan, Economic Development              11/05 at 102     AAA      1,018,460
                                    Corporation, Hospital Revenue, Oakwood
                                    Obligation Group, Series A, 5.750%,11/15/15

                                  Farmington Hills Michigan Hospital Finance Authority,
                                  HospitalRevenue, Botsford General Hospital,
                                  Series A:
              500,000               6.500%, 2/15/11                                      2/02 at 102     AAA        537,575
              500,000               6.500%, 2/15/22                                      2/02 at 102     AAA        534,965

              500,000             Grand Traverse County, Michigan, Hospital Finance      7/02 at 102     AAA        521,585
                                    Authority, HospitalRevenue Refunding,
                                    Munson Healthcare, Series A, 6.250%, 7/01/22

            1,940,000             Kalamazoo, Michigan, Hospital Finance Authority,       5/03 at 102      A1      2,041,152
                                    Hospital Facility, Revenue Refunding and
                                    Improvement, Bronson Methodist, Series A,
                                    6.375%, 5/15/17

____
10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                             OPTIONAL CALL                       MARKET
            AMOUNT           DESCRIPTION                                           PROVISIONS*       RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS -- CONTINUED

           $6,000,000        Kalamazoo, Michigan, Hospital Finance Authority,         5/06 at 102        AAA     $6,057,720
                               Hospital Facility, Revenue Refunding and
                               Improvement, Bronson Methodist,
                               5.875%, 5/15/26

            1,290,000        Kent Hospital Finance Authority, Michigan Hospital      11/01 at 102        AAA      1,386,815
                               Facility, Revenue Refunding, Pine Rest
                               Christian Hospital, 6.500%, 11/01/10

            1,000,000        Michigan State Hospital Finance Authority, Revenue       3/04 at 102         A+        955,390
                               Refunding, Hospital, Crittenton Hospital, Series A,
                               5.250%, 3/01/14

               40,000        Michigan State Hospital Finance Authority, Revenue       8/98 at 102          A         42,336
                               Refunding, Detroit Medical Center, Series B,
                               8.125%, 8/15/08

            3,000,000        Michigan State Hospital Finance Authority, Revenue       1/00 at 100       BBB+      3,064,890
                               Refunding, Memorial Hospital, Owosso,
                               Michigan, Series A, 7.375%, 1/01/03

              500,000        Michigan State Hospital Finance Authority, Hospital     12/02 at 102          A        539,650
                               Revenue, Mid-Michigan Obligation Group,
                               6.900%, 12/01/24

            6,500,000        Michigan State Hospital Finance Authority, Revenue       8/03 at 102          A      6,869,980
                               Refunding, Detroit Medical Center Obligation
                               Group, Series A, 6.500% 8/15/18

            1,000,000        Michigan State Hospital Finance Authority, Revenue       7/99 at 102        AAA      1,062,570
                               Refunding, Oakland General Hospital,
                                7.000%, 7/01/15

            1,000,000        Michigan State Hospital Finance Authority, Revenue      11/01 at 102        AAA      1,059,420
                               Refunding, Sparrow ObligatedGroup,
                               6.500%, 11/15/11

            1,000,000        Michigan State Hospital Finance Authority,              11/01 at 102         AA      1,089,250
                               Daughters Charity, 7.000%, 11/01/21

            2,920,000        Michigan State Hospital Finance Authority, Hospital      8/04 at 102          A      2,777,942
                               Revenue Refunding, Detroit Medical Center,
                               Series B, 5.500%, 8/15/23

            1,000,000        Michigan State Hospital Finance Authority, Revenue       1/05 at 102        AA-      1,045,650
                               Refunding, Otsego Memorial Hospital Gaylord,
                               6.125%, 1/01/15

            2,000,000        Michigan State Hospital Finance Authority, Revenue       7/05 at 102        AAA      1,984,060
                               Refunding, Hospital, Port Huron Hospital Obligation,
                               5.500%, 7/01/15

____
11

                         PORTFOLIO OF INVESTMENTS
                         NUVEEN FLAGSHIP MICHIGAN - CONTINUED

            PRINCIPAL                                                             OPTIONAL CALL                       MARKET
               AMOUNT     DESCRIPTION                                              PROVISIONS*        RATINGS**        VALUE
----------------------------------------------------------------------------------------------------------------------------
                          HOSPITALS - CONTINUED

           $2,200,000     Michigan State Hospital Finance Authority, Hospital      11/05 at 101          AA       $2,118,226
                             Revenue Refunding,  Daughters Charity,
                             5.250%, 11/01/15

            1,000,000     Michigan State Hospital Finance Authority,  Hospital     No Opt. Call         BBB        1,027,130
                             Revenue Refunding, Gratiot Community Hospital,
                             6.100%, 10/01/07

            8,500,000     Michigan State Hospital Finance Authority, Revenue        5/06 at 102          AA        8,024,000
                             Refunding, Henry Ford Health, Series A,
                             5.250%, 11/15/20

            1,000,000     Michigan State Hospital Finance Authority, Revenue,      10/06 at 102         BBB          998,950
                             Hospital, Central Michigan Community Hospital,
                             6.250%, 10/01/27

            5,250,000     Michigan State Hospital Finance Authority, Revenue,       8/06 at 101         AAA        5,011,755
                             Mercy Health Services, Series Q, 5.375%, 8/15/26

            2,000,000     Michigan State Hospital Finance Authority, Revenue        8/07 at 101         AA-        1,939,920
                             Refunding, Mercy Health Services, Series S,
                             5.500%, 8/15/20

                          Michigan State Hospital Finance Authority,
                          Presbyterian Michigan Obligation:

              600,000          6.375%, 1/01/15                                      1/07 at 102         N/R          602,148
              500,000          6.375%, 1/01/25                                      1/07 at 102         N/R          497,715

                          Pontiac, Michigan, Hospital Finance Authority,
                          Hospital Revenue Refunding,:
            3,000,000        6.000%, 8/01/18                                        8/03 at 102        BBB-        2,884,410
            5,165,000        6.000%, 8/01/23                                        8/03 at 102        BBB-        4,905,614

            8,345,000     Royal Oak, Michigan, Hospital Finance Authority,          1/06 at 102          AA        7,886,025
                            Hospital, Revenue Refunding, William Beaumont
                            Hospital, 5.250%, 1/01/20

            2,000,000     Saginaw, Michigan, Hospital Finance Authority,           10/99 at 102        BBB+        2,120,480
                            Hospital, Revenue Refunding, Saginaw General
                            Hospital, 7.625%, 10/01/08

              500,000     Saginaw, Michigan, Hospital Finance Authority,            7/01 at 102         AAA          538,485
                             St.Lukes Hospital, Hospital Revenue Refunding,
                             Series C, 6.750%, 7/01/17

            1,000,000     University of Michigan, University Hospital Revenue,     12/00 at 100          AA        1,028,970
                             6.375%, 12/01/24

            3,500,000     University of Michigan, University Medical Revenue,      12/01 at 102         Aa2        3,722,320
                             Service Plan, 6.500%, 12/01/21

____
12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

        PRINCIPAL                                                              OPTIONAL CALL                          MARKET
           AMOUNT         DESCRIPTION                                            PROVISIONS*        RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------
                          HOUSING/MULTI FAMILY -- 3.6%

     $      440,000       Grand Rapids, Michigan, Housing Corporation,              1/04 at 104          AAA      $  484,246
                            Multifamily, Revenue Refunding, Elderly Project,
                            7.375%, 7/15/41

            750,000       Grand Rapids, Michigan, Housing Finance Authority,        9/04 at 100          AAA         816,128
                            Multifamily Revenue Refunding, Series A,
                            7.625%, 9/01/23

          1,190,000       Michigan State Housing Development Authority, Multi-     10/05 at 102          Aaa       1,242,586
                            Family Revenue Refunding, Limited Obligation,
                            Series A, 6.500%, 10/01/15

          6,000,000       Michigan State Housing Development Authority,            No Opt. Call           A+       1,360,680
                            Series I, 0.000%, 4/01/14

                          Michigan State Housing Development Authority,
                          Rental Housing, Revenue Refunding, Series A:
            500,000         6.400%, 4/01/05                                        10/02 at 102           A+         528,360
            500,000         6.650%, 4/01/23                                        10/02 at 102           A+         517,210

                          Michigan State Housing Development Authority,
                            Rental Housing Revenue, Series B:
          1,000,000         6.  150%, 10/01/15                                      6/05 at 102          AAA       1,023,990
            370,000         7.  100%,  4/01/21                                      4/01 at 102           A+         388,163
          5,000,000         7.  550%,  4/01/23                                      4/01 at 102           A+       5,350,050
---------------------------------------------------------------------------------------------------------------------------
                          HOUSING/SINGLE FAMILY -- 4.9%

                          Michigan State Housing Development Authority,
                          Single Family Mortgage Revenue, Series A:
          2,000,000         6.450%, 12/01/14                                        6/04 at 102          AA+       2,077,400
          1,280,000         7.500%,  6/01/15                                        6/00 at 102          AA+       1,344,115
            730,000         7.700%, 12/01/16                                        6/99 at 102          AA+         744,673
          1,500,000         6.800%, 12/01/16                                        6/05 at 102          AA+       1,569,750
          1,250,000         6.050%, 12/01/27                                        6/07 at 102          AAA       1,257,413

          3,250,000       Michigan State Housing Development Authority,            12/00 at 102          AA+       3,425,078
                            Single Family Mortgage Revenue, Series C,
                            7.550%, 12/01/15

          3,930,000       Michigan State Housing Development Authority,            12/04 at 102          AA+       4,056,389
                            Single Family Mortgage, Revenue Refunding,
                            Series C, 6.500%, 6/01/16

          1,500,000       Michigan State Housing Development Authority,            12/06 at 102          AA+       1,509,930
                            Single Family Mortgage Revenue, Series D,
                            5.950%, 12/01/16

____
13

                          PORTFOLIO OF INVESTMENTS
                          NUVEEN FLAGSHIP MICHIGAN - CONTINUED

        PRINCIPAL                                                               OPTIONAL CALL                         MARKET
           AMOUNT         DESCRIPTION                                             PROVISIONS*       RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------
                          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -- 6.9%

        $ 7,500,000       Dickinson County, Michigan, Economic Development       10/03 at 102            Baal     $7,497,525
                            Corporation, Pollution Control Revenue Refunding,
                            Champion International Corporation Project,
                            5.850%, 10/01/18

          2,500,000       Michigan State Strategic Fund, Limited Obligation      No Opt. Call              A+      2,873,050
                            Revenue Refunding, Ford Motor Company Project,
                            Series A, 7.100%, 2/01/06

          5,000,000       Michigan State Strategic Fund, Pollution Control        9/05 at 102              A-      5,137,600
                            Revenue Refunding, General Motors Corporation,
                            6.200%, 9/01/20

          1,055,000       Michigan State Strategic Fund, Limited Obligation      12/03 at 102              A1      1,067,301
                            Revenue, WMX Technologies Inc. Project,
                            6.000%, 12/01/13

          3,500,000       Michigan State Strategic Fund, Limited Obligation       6/04 at 102             AAA      3,735,550
                            Revenue Refunding, Detroit Education Company,
                            Series B, 6.450%, 6/15/24

          1,000,000       Monroe County, Michigan, Economic Development          No Opt. Call             AAA      1,192,670
                            Corporation, Limited Obligation Revenue Refunding,
                            Collateralized, Detroit Edison Company, Series Aa,
                            6.950%, 9/01/22

          1,000,000       Monroe County, Michigan, Pollution Control Revenue,    No Opt. Call             AAA      1,084,900
                            Detroit Edison Company Project, Series A,
                            6.350%, 12/01/04
----------------------------------------------------------------------------------------------------------------------------
                          MUNICIPAL APPROPRIATION OBLIGATIONS -- 0.6%

          2,000,000       Detroit, Michigan, Building Authority, District         2/07 at 101               A      2,049,320
                            Court Madison Center, Series A,
                            6.150%, 2/01/11
----------------------------------------------------------------------------------------------------------------------------
                          MUNICIPAL REVENUE/OTHER -- 6.1%

            250,000       Michigan Municipal Bond Authority, Revenue, Local      11/99 at 102             AAA        270,160
                            Government Loan, Program C, 7.250%, 5/01/20

          1,000,000       Michigan Municipal Bond Authority, Revenue             12/01 at 100             AAA        947,990
                            Refunding, Local Government Loan Program,
                            Series A, 4.750%, 12/01/09

          5,500,000       Michigan Municipal Bond Authority, Revenue             No Opt. Call             AAA      3,204,520
                            Refunding, Government Loan A, 0.000%, 12/01/07

          2,800,000       Michigan Municipal Bond Authority, Revenue, Local      No Opt. Call             AAA      1,561,392
                            Government Loan, Series C, 0.000%, 6/15/08

_____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                             OPTIONAL CALL                       MARKET
               AMOUNT            DESCRIPTION                                       PROVISIONS*          RATINGS**      VALUE
----------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/OTHER -- CONTINUED

                           Michigan State Building Authority, Revenue
                           Refunding, Series I:
         $1,000,000          6.750%, 10/01/11                                     10/01 at 102             AA-    $1,084,950
          5,000,000          6.250%, 10/01/20                                     10/01 at 102             AA-     5,156,100

          7,585,000        Michigan State Building Authority, Revenue, Series II, 10/01 at 102             AA-     7,805,572
                             6.250%, 10/01/20
---------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/TRANSPORTATION -- 0.3%

            250,000        Capital Region Airport Authority, Michigan Airport,     7/02 at 102             AAA       267,105
                             Revenue, 6.700%, 7/01/21

            750,000        Wayne Charter County, Michigan Airport, Revenue        12/04 at 102             AAA       794,213
                             Refunding, Detroit Metropolitan Wayne County,
                             Series A, 5.875%, 12/01/08
---------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/UTILITY -- 2.0%

          1,540,000        Michigan Public Power Agency, Revenue Refunding,        1/03 at 102             AA-     1,445,752
                             Belle River Project, Series A, 5.250%, 1/01/18

          3,000,000        Michigan State South Central Power Agency, Power       11/04 at 102             BBB+    3,339,270
                             Supply System, Revenue Refunding,
                             7.000%,11/01/11

            300,000        Puerto Rico Electric Power Authority, Power Revenue,    7/05 at 100             BBB+      279,264
                             Formerly Puerto Rico Commonwealth Water
                             Resource Authority, Power, Series Z,
                             5.250%, 7/01/21

          4,000,000        Puerto Rico Electric Power Authority, Power Revenue,   No Opt. Call             AAA     1,345,120
                             Formerly Puerto Rico Commonwealth Water
                             Resource Authority, Power, Capital Appreciation,
                             Series N, 0.000%, 7/01/17
---------------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL REVENUE/WATER AND SEWER -- 7.7%

          2,500,000        Detroit, Michigan, Sewer Disposal, Revenue,             7/05 at 101             AAA     2,430,225
                             Water Supp System, 2ND Lien, Series A,
                             5.250%, 7/01/15

         10,500,000        Detroit, Michigan, Sewer Disposal, Revenue              7/05 at 101             AAA     9,917,355
                             Refunding, Series B, 5.250%, 7/01/21

          1,000,000        Detroit, Michigan, Water Supply System, Revenue         7/04 at 102             AAA       874,070
                             Refunding, 4.750%, 7/01/19

          1,570,000        Detroit, Michigan, Water Supply System, Revenue,       No Opt. Call             AAA     1,603,943
                             Second Lien, Series A, 5.550%, 7/01/12

____
15

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP MICHIGAN - CONTINUED

    PRINCIPAL                                                                OPTIONAL CALL                        MARKET
       AMOUNT       DESCRIPTION                                               PROVISIONS*       RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL REVENUE/WATER AND SEWER -- CONTINUED

     $  2,230,000   Detroit, Michigan, Water Supply System, Revenue           No Opt. Call            AAA   $  2,278,213
                      Refunding, Series B, 5.550%, 7/01/12

        1,000,000   Grand Rapids, Michigan, Sanitation, Sewer System,          1/00 at 102            AA-      1,076,250
                      Revenue Refunding and Improvement,
                      7.000%, 1/01/16

        1,250,000   Lansing, Michigan, Sewer Disposal System, Revenue          5/04 at 102            AAA      1,276,300
                      Refunding, 5.850%, 5/01/14

          950,000   Michigan Municipal Bond Authority, Revenue, State         No Opt. Call            AA+      1,076,930
                      Revolving Fund, 7.000%, 10/01/04

                    Muskegon Michigan Water Revenue:
          450,000     4.500%, 5/01/12                                          5/01 at 101            BBB+       394,349
          450,000     4.500%, 5/01/13                                          5/01 at 101            BBB+       392,045

        1,500,000   Portage Lake,Michigan, Water and Sewer Authority,         10/05 at 102            AAA      1,576,380
                      6.200%, 10/01/20

          180,000   Saginaw, Midland Michigan, Municipal Water Supply          9/04 at 102              A        199,966
                      Corporation, Water Supply Revenue,
                      6.875%, 9/01/16

        2,000,000   Western Township Michigan Utilities Authority, Sewer       1/99 at 102            BBB+     2,144,100
                      Disposal System, 8.200%, 1/01/18
------------------------------------------------------------------------------------------------------------------------
                    NON-STATE GENERAL OBLIGATIONS -- 13.2%

        1,000,000   Albion, Michigan, Public School District,                   505 at 101             AA        933,400
                      5.125%, 5/01/21

          400,000   Bay County, Michigan, West Side Regional Sewer            11/97 at 102              A        410,144
                      Disposal System, 6.400%, 5/01/02

        5,000,000   Brighton, Michigan, Area School District,                 No Opt. Call            AAA      1,357,600
                      Series II, 0.000%, 5/01/20

        3,600,000   Detroit, Michigan City, School District, Series A,         5/06 at 102            AAA      3,597,300
                      5.700%, 5/01/25

        1,000,000   Dexter, Michigan, Community Schools,                       5/03 at 102             AA        925,080
                      5.000%, 5/01/17

          500,000   East Lansing, Michigan, Building Authority,               10/99 at 102             AA        533,690
                      7.000%, 10/01/16

        2,430,000   Garden City, Michigan, School District,                    5/04 at 101            AAA      2,619,686
                      6.400%, 5/01/11

          750,000   Hudsonville, Michigan, Building Authority,                10/02 at 102            AAA        818,715
                      6.600%, 10/01/17

____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

             PRINCIPAL                                                         OPTIONAL CALL                      MARKET
                AMOUNT  DESCRIPTION                                              PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------
                        NON-STATE GENERAL OBLIGATIONS -- CONTINUED

      $      3,000,000  Kent County, Michigan, Refuse Disposal System,           11/97 at 102 1/2      AAA    $3,123,420
                        8.400%, 11/01/10

             1,000,000  Lake Orion, Michigan, Community School District,          5/05 at 101          AAA       976,410
                          5.500%, 5/01/20

             2,000,000  Lansing, Michigan, Building Authority, 5.600%, 6/01/19    6/05 at 101          AA+     1,996,240

             2,700,000  Livonia, Michigan, Public Schools, School District,      No Opt. Call          AAA     1,515,402
                          Series II, 0.000%, 5/01/08

             2,410,000  Mona Shores, Michigan, School District, School            5/05 at 102          AAA     2,413,013
                          Building and Site, 5.500%, 5/01/14

                        Okemos Michigan Public School District:
             1,000,000    0.000%, 5/01/17                                        No Opt. Call          AAA       320,790
             1,020,000    0.000%, 5/01/18                                        No Opt. Call          AAA       309,060

             1,650,000  Saint Clair County, Michigan, Building Authority,         4/06 at 101          AAA     1,627,544
                          5.375%, 4/01/15

               750,000  South Lyon, Michigan, Community Schools,                  5/01 at 102           AA       782,858
                          6.250%, 5/01/14

                        Waterford, Michigan, School District:
             2,500,000    6.250%, 6/01/13                                         6/04 at 101          AAA     2,634,525
             2,470,000    6.375%, 6/01/14                                         6/04 at 101          AAA     2,641,517

             5,000,000  Wayland, Michigan, Unit School District,                  5/05 at 101          AAA     5,302,900
                          6.250%, 5/01/14

             1,250,000  Wayne County, Michigan, Building Authority, Capital       6/06 at 102          AAA     1,207,013
                          Improvement, Series A, 5.250%, 6/01/16

             3,270,000  West Ottawa, Michigan, Public School District,           No Opt. Call          AAA     1,048,983
                          0.000%, 5/01/17

             1,000,000  Western Townships, Michigan, Utilities Authority,         1/02 at 100          AAA     1,065,160
                          Sewer Disposal System, Crossover Refunding,
                          6.500%, 1/01/10

             5,175,000  Williamston, Michigan,Community School District,         No Opt. Call          AAA     5,171,067
                          Building and Site, 5.500%, 5/01/25
------------------------------------------------------------------------------------------------------------------------
                        PRE-REFUNDED -- 16.6%***

             1,000,000  Bay City, Michigan, Electric Utility Revenue,             1/01 at 102          AAA     1,084,960
                          6.600%, 1/01/12

             1,895,000  Buena Vista, Michigan, School District,                   5/01 at 102          N/R     2,106,179
                          7.200%, 5/01/16

____
17

                   PORFOLIO OF INVESTMENTS
                   NUVEEN FLAGSHIP MICHIGAN - CONTINUED

       PRINCIPAL                                                           OPTIONAL CALL                   MARKET
        AMOUNT     DESCRIPTION                                              PROVISIONS*     RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------
                   PRE-REFUNDED -- CONTINUED

     $1,000,000    Central Michigan University, Revenue,                   10/00 at 102            A+   $1,093,310
                      7.000%, 10/01/10

        750,000    Detroit, Michigan, 8.000%, 4/01/11                       4/01 at 102           AAA      852,548

        300,000    Detroit, Michigan, City School District, Series XXIII,   5/00 at 102           N/R      331,170
                     7.750%, 5/01/10

      1,650,000    Detroit, Michigan, City School District,                 5/01 at 102            AA    1,827,804
                     7.150%, 5/01/11

      1,000,000    Detroit, Michigan, Sewer Disposal Revenue,               7/99 at 101 1/2       AAA    1,069,780
                   7.125%, 7/01/19

      2,000,000    Detroit,Michigan, Water Supply System Revenue,           7/00 at 102           AAA    2,194,320
                     7.250%, 7/01/20

      3,000,000    Grand Rapids, Michigan, Water Supply System              1/00 at 102           AAA    3,258,360
                     Revenue, 7.250%, 1/01/20

      2,500,000    Haslett, Michigan, Public School District,               5/00 at 101            AA    2,725,950
                     7.500%, 5/01/20

      2,000,000    Huron Valley, Michigan, School District,                 5/01 at 102           N/R    2,206,640
                     7.100%, 5/01/08

        600,000    Ingham County, Michigan, Building Authority,             5/98 at 103           AA-      636,546
                     7.400%, 5/01/08

      4,000,000    Lake Orion, Michigan, Community School District,         5/05 at 101           AAA    4,591,400
                     7.000%, 5/01/15

                   Marquette, Michigan, City Hospital Finance Authority,
                   Revenue Refunding, Marquette General Hospital,
                   Series C:
        930,000      7.500%, 4/01/07                                        4/99 at 102            A+      998,867
      2,240,000      7.500%, 4/01/19                                        4/99 at 102            A+    2,405,872

                   Mattawan,Michigan, Cons School District:
        775,000      7.550%, 5/01/14                                        5/98 at 102           N/R      815,424
        775,000      7.550%, 5/01/15                                        5/98 at 102           N/R      815,424

        825,000    Menominee, Michigan, Area Public School District,        5/00 at 102            AA      907,442
                     7.400%, 5/01/20

      3,000,000    Michigan Higher Education Facilities Authority,          5/01 at 103             A    3,366,210
                     Limited Obligation, Aquinas College
                     7.350%, 5/01/11

        555,000    Michigan Municipal Bond Authority, State                10/02 at 102           AA+      613,847
                     Revolving Fund, Series A, 6.600%, 10/01/18

_____
18

                                                      Nuveen Muncipial Bond Fund
                                                      May 31, 1997 Annual Report

   PRINCIPAL                                              OPTIONAL CALL                             MARKET
    AMOUNT              DESCRIPTION                        PROVISIONS*         RATINGS**             VALUE
----------------------------------------------------------------------------------------------------------
                    PRE-FUNDED-CONTINUED

                    Michigan Municipal Bond
                    Authority, State
                    Revolving Fund:
  $1,000,000          6.500%, 10/01/14                        1/04 at 102           AA+         $1,117,130
   1,000,000          6.500%, 10/01/17                       10/04 at 102           AA+          1,117,130

     460,000        Michigan State Hospital                   8/98 at 102             A            490,443
                      Finance Authority, Revenue
                      Refunding, Detroit Medical
                      Center, Series B,
                      8.125%, 8/15/08

   1,000,000        Michigan State Hospital Finance           7/00 at 102           AAA          1,089,120
                      102 Authority, Henry Ford Health
                      System, Series A, 7.000%, 7/01/10

   6,000,000        Michigan State Hospital Finance           7/00 at 102           AAA          6,551,820
                      Authority, Oakwood Hospital
                      Revenue, Obligated Group,
                      7.100%, 7/01/18

     800,000        Michigan State Hospital Finance           2/01 at 102           AAA            884,912
                      Authority, Sisters Of Mercy Health
                      Corporation, Series J, 7.200%,
                      2/15/18

   2,460,000        Oakland County, Michigan, Economic        1/00 at 102           N/R          2,800,562
                      Development Corporation, Limited
                      Obligation Revenue, Pontiac
                      Osteopathic Hospital Project, 9.625%,
                      1/01/20

   1,200,000        Puerto Rico Commonwealth,                 7/98 at 102           AAA          1,275,228
                      Aqueduct and Sewer Authority,
                      Series A, 7.900%, 7/01/07

   1,800,000        Puerto Rico Commonwealth                  7/00 at 102           AAA          2,007,774
                      Highway Authority, Highway Revenue,
                      Series Q, 7.750%, 7/01/16

     250,000        Puerto Rico Public Buildings              7/02 at 101 1/2       AAA            279,643
                      Authority, Guaranteed Public
                      Education and Health Facilities,
                      Series L, 6.875%, 7/01/21

   1,040,000        Rockford Michigan Public Schools,         5/00 at 101           N/R          1,128,390
                      7.375%, 5/01/19

   7,000,000        Vicksburg, Michigan, Community            5/06 at 37 1/4        AAA          1,665,020
                      Schools, 0.000%, 5/01/20
----------------------------------------------------------------------------------------------------------
                    SPECIAL TAX REVENUE - 9.3%

   1,000,000        Battle Creek, Michigan,                   5/04 at 102          BBB+          1,147,220
                      Downtown Development
                      Authority, Tax Increment
                      Revenue, 7.600%, 5/01/16

   1,800,000        Battle Creek, Michigan, Tax               5/04 at 102            A-          2,013,155
                      Increment Finance Authority,
                      7.400%, 5/01/16

  10,700,000        Detroit, Michigan, Downtown               7/06 at 102            A-         11,022,818
                      Development Authority, Tax
                      Increment Revenue, Development
                      Area No 1 Projects, Series C, 1,
                      6.250%, 7/01/25

____
19

                           PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP MICHIGAN - CONTINUED

PRINCIPAL                                                                 OPTIONAL CALL                                 MARKET
AMOUNT         DESCRIPTION                                                 PROVISIONS*             RATINGS**             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   SPECIAL TAX REVENUE -- CONTINUED

  $ 5,000,000      Detroit/Wayne County Michigan Stadium Authority         2/07 at 102               AAA               $4,730,550
                      5.250%, 2/01/27
                   Grand Rapids,Michigan,Downtown Development
                    Authority, Tax Increment Revenue:
    3,985,000         0.000%, 6/01/17                                      No Opt. Call               AAA                1,272,290
    3,495,000         0.000%, 6/01/18                                      No Opt. Call               AAA                1,053,951
    1,650,000         6.875%, 6/01/24                                      6/04 at 102                AAA                1,829,932

      510,000      Livingston County, Michigan, Genoa, Oceola              5/99 at 102                  A                  526,957
                      Sanitation Sewer No 1, 6.000%, 5/01/08

    2,260,000      Puerto Rico Commonwealth Highway and                    7/02 at 101 1/2              A                2,426,720
                      Transportation Authority, Highway Revenue
                      Refunding, Series V,6.625%, 7/01/12

    2,300,000      Puerto Rico Commonwealth Highway and                    7/16 at 100                  A                2,236,910
                      Transportation Authority, Highway Revenue,
                      Series Y, 5.500%, 7/01/36

    1,200,000      Puerto Rico Commonwealth Highway and                    No Opt. Call               AAA                1,214,375
                      Transportation Authority, Highway Revenue,
                      Series W, 5.500%, 7/01/15

    1,085,000      Romulus Michigan Tax Increment, Finance Authority,      11/06 at 100               N/R                1,112,634
                      Limited Obligation Revenue, 6.750%, 11/01/19
----------------------------------------------------------------------------------------------------------------------------------
                   STATE/TERTITORIAL GENERAL OBLIGATIONS -- 1.8%

                    Puerto Rico Commonwealth:
    3,125,000         6.450%, 7/01/17                                      7/04 at 102                  A                3,333,750
    2,370,000         6.500%, 7/01/23                                      7/04 at 101 1/2              A                2,525,116
----------------------------------------------------------------------------------------------------------------------------------
                   STUDENT LOAN REVENUE BONDS -- 0.2%

      750,000      Michigan Higher Education, Student Loan Authority,      6/06 at 102                AAA                  750,000
                      Student Loan, XVII, A, 5.750%, 6/01/13 (WI)
----------------------------------------------------------------------------------------------------------------------------------
 $342,105,000      Total Investments -- (cost $301,488,492) -- 98.3%                                                   321,640,653
----------------------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities -- 1.7%                                                                 5,654,698
                   ---------------------------------------------------------------------------------------------------------------
                   Net Assets -- 100%                                                                                 $327,295,351
                   ---------------------------------------------------------------------------------------------------------------

                   * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                   *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                   N/R --  Investment is not rated.

                  (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

____
20

                                                      Nuveen Municipal Bond Fund
STATEMENT OF NET ASSETS                               May 31, 1997 Annual Report

MAY 31, 1997

                                                                         NUVEEN FLAGSHIP
                                                                                MICHIGAN
-----------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)               $321,640,653
Cash                                                                              26,207
Receivables:
  Interest                                                                     5,202,286
  Shares sold                                                                    434,118
  Investments sold                                                             2,687,700
Other assets                                                                      12,472
-----------------------------------------------------------------------------------------
     Total assets                                                            330,003,436
-----------------------------------------------------------------------------------------
 LIABILITIES
 Payables:
  Investments purchased                                                          750,000
  Shares redeemed                                                                201,281
 Accrued expenses:
  Management fees (note 6)                                                        79,181
  12b-1 distribution and service fees (notes 1 and 6)                             70,593
  Other                                                                          192,984
Dividends payable                                                              1,414,046
-----------------------------------------------------------------------------------------
     Total liabilities                                                         2,708,085
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                         $327,295,351
=========================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                  $259,054,768
Shares outstanding                                                            22,186,610
Net asset value and redemption price per share                              $      11.68
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                          $      12.19
=========================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                  $    380,194
Shares outstanding                                                                32,503
Net asset value, offering and redemption price per share                    $      11.70
=========================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                  $ 41,649,376
Shares outstanding                                                             3,571,998
Net asset value, offering and redemption price per share                    $      11.66
=========================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                  $ 26,211,013
Shares outstanding                                                             2,244,812
Net asset value, offering and redemption price per share                    $      11.68
=========================================================================================

                                See accompanying notes to financial statements.

____
21

STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 1997

                                                                      NUVEEN FLAGSHIP
                                                                            MICHIGAN*
-----------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)                                      $ 18,879,907
-----------------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                    1,572,793
12b-1 service fees -- Class A (notes 1 and 6)                                 850,624
12b-1 distribution and service fees -- Class B (notes 1 and 6)                    586
12b-1 distribution and service fees -- Class C (notes 1 and 6)                374,088
Shareholders' servicing agent fees and expenses                               172,124
Custodian's fees and expenses                                                 125,238
Trustees' fees and expenses (note 6)                                            8,369
Professional fees                                                              25,414
Shareholders' reports -- printing and mailing expenses                         33,865
Federal and state registration fees                                             9,315
Other expenses                                                                 10,262
-----------------------------------------------------------------------------------------
Total expenses before reimbursement                                         3,182,678
  Expense reimbursement (note 6)                                             (378,083)
-----------------------------------------------------------------------------------------
Net expenses                                                                2,804,595
-----------------------------------------------------------------------------------------
Net investment income                                                      16,075,312
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)                762,060
Net change in unrealized appreciation or depreciation of investments        7,545,758
-----------------------------------------------------------------------------------------
Net gain from investments                                                   8,307,818
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                               $ 24,383,130
=========================================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

____
22

STATEMENT OF CHANGES IN NET ASSETS
                                                   Nuveen Municipal Bond Fund
                                                   May 31, 1997 Annual Report

                                                                     NUVEEN FLAGSHIP                           FLAGSHIP
                                                                           MICHIGAN*                           MICHIGAN
                                                                 ------------------------------------------------------
                                                                   YEAR ENDED 5/31/97                YEAR ENDED 5/31/96
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     16,075,312                      $ 15,583,092
Net realized gain from investment transactions
 (notes 1 and 4)                                                             762,060                         1,355,611
Net change in unrealized appreciation or depreciation
 of investments                                                            7,545,758                        (7,054,615)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                24,383,130                         9,884,088
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                                (13,549,214)                      (13,728,134)
  Class B                                                                     (2,097)                              N/A
  Class C                                                                 (2,012,105)                       (1,986,821)
  Class D                                                                   (479,101)                              N/A
From accumulated net realized gains from
  investment transactions:
  Class A                                                                   (280,388)                               --
  Class B                                                                         --                               N/A
  Class C                                                                    (46,664)                               --
  Class R                                                                         --                               N/A
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (16,369,569)                      (15,714,955)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization of
  Nuveen Michigan (note 1)                                                32,952,082                                --
Net proceeds from shares issued as a capital contribution                     50,000                                --
Net proceeds from sale of shares                                          29,696,576                        33,498,805
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            7,300,800                         8,757,179
-----------------------------------------------------------------------------------------------------------------------
                                                                          69,999,458                        42,255,984
-----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                  (40,504,903)                      (34,140,336)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                   29,494,555                         8,115,648
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                37,508,116                         2,284,781
Net assets at the beginning of year                                      289,787,235                       287,502,454
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $    327,295,351                  $    289,787,235
=======================================================================================================================
Balance of undistributed net investment
  income at end of year                                             $         32,795                  $             --
=======================================================================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Michigan was not authorized to issue Class B or Class R Shares.

____
23                            See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Michigan Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Michigan Triple Tax Exempt Fund ("Flagship Michigan") and Nuveen Michigan Tax-Free Value Fund ("Nuveen Michigan") reorganized into Nuveen Flagship Michigan Municipal Bond Fund ("Nuveen Flagship Michigan"). Prior to the reorganization, Flagship Michigan was a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Michigan was a series of the Nuveen Multistate Tax Free Trust. Nuveen Michigan had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Michigan which has retained the fiscal year end of Flagship Michigan.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had a when-issued purchase commitment of $750,000.

_____
24

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Michigan was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Michigan state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, the Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

_____
25

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

_____
26

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
2. FUND SHARES
   Transactions in Fund shares were as follows:

                                                           NUVEEN FLAGSHIP                   FLAGSHIP
                                                              MICHIGAN*                      MICHIGAN
                                                     --------------------------------------------------------
                                                         YEAR ENDED 5/31/97             YEAR ENDED 5/31/96
                                                     --------------------------------------------------------
                                                          SHARES          AMOUNT       SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
 Nuveen Michigan:

 Class A                                                  473,278   $  5,517,761           --     $        --
 Class B                                                       --             --          N/A             N/A
 Class C                                                   29,683        345,582           --              --
 Class R                                                2,323,498     27,088,739          N/A             N/A

Shares issued as a capital contribution:
 Class A                                                    1,072         12,500           --              --
 Class B                                                    1,072         12,500          N/A             N/A
 Class C                                                    1,074         12,500           --              --
 Class R                                                    1,072         12,500          N/A             N/A

Shares sold:
 Class A                                                2,027,123     23,392,705    2,144,177      24,873,643
 Class B                                                   31,393        364,727          N/A             N/A
 Class C                                                  474,635      5,492,503      745,632       8,625,162
 Class R                                                   38,458        446,641          N/A             N/A

Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                                  520,958      6,027,568      648,404       7,527,122
 Class B                                                       38            446          N/A             N/A
 Class C                                                   89,370      1,032,725      106,101       1,230,057
 Class R                                                   20,714        240,061          N/A             N/A
-------------------------------------------------------------------------------------------------------------
                                                        6,033,438     69,999,458    3,644,314      42,255,984
-------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                               (2,692,127)   (31,154,360)  (2,538,104)    (29,322,526)
 Class B                                                       --             --          N/A             N/A
 Class C                                                 (667,098)    (7,733,727)    (414,411)     (4,817,810)
 Class R                                                 (138,930)    (1,616,816)         N/A             N/A
-------------------------------------------------------------------------------------------------------------
                                                       (3,498,155)   (40,504,903)  (2,952,515)    (34,140,336)
-------------------------------------------------------------------------------------------------------------
Net increase                                            2,535,283   $ 29,494,555      691,799    $  8,115,648
=============================================================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1).

N/A -- Flagship Michigan was not authorized to issue Class B or Class R Shares.

_____
27

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                               NUVEEN FLAGSHIP
                                                                      MICHIGAN
------------------------------------------------------------------------------
Dividend per share:
 Class A                                                               $ .0510
 Class B                                                                 .0435
 Class C                                                                 .0455
 Class R                                                                 .0530
==============================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                NUVEEN FLAGSHIP
                                                                      MICHIGAN*
-------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                $102,165,941
Investments in municipal securities in the reorganization
 of Nuveen Michigan                                                  31,002,422
 Temporary municipal investments                                      3,500,000

SALES
Investments in municipal securities                                 109,469,396
Temporary municipal investments                                       3,500,000
===============================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At May 31, 1997, the Fund had an unused capital loss carryforward of $57,342 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2004.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $20,152,161 of which $20,154,564 related to appreciated securities and $2,403 related to depreciated securities.

_____
28

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
-------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Michigan paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $529,300 of which approximately $458,600 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $116,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $6,400 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

_____
29

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                NUVEEN FLAGSHIP
                                                                       MICHIGAN
-------------------------------------------------------------------------------
Capital paid-in                                                    $307,448,703
Balance of undistributed net investment income                           32,795
Accumulated net realized gain (loss) from investment
 transactions                                                          (338,308)
Net unrealized appreciation of investments                           20,152,161
-------------------------------------------------------------------------------
Net assets                                                         $327,295,351
===============================================================================

_____
30

FINANCIAL HIGHLIGHTS

____
31

                FINANCIAL HIGHLIGHTS

             Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                           ------------------------   -------------------------


                                                           NET
NUVEEN FLAGSHIP MICHIGAN++       NET                   REALIZED AND   DIVIDENDS                    NET     TOTAL
                                ASSET                   UNREALIZED    FROM TAX-                   ASSET   RETURN
                                VALUE         NET      GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING                   BEGINNING   INVESTMENT       FROM      INVESTMENT    FROM CAPITAL   END OF   ASSET
MAY 31,                       OF PERIOD   INCOME (B)   INVESTMENTS     INCOME         GAINS       PERIOD   VALUE
                                                                                                            (A)
---------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
 1997......................       $11.37        $.62         $ .31        $(.61)      $ (.01)     $11.68    8.42%
 1996......................        11.59         .63          (.22)        (.63)          --       11.37    3.61
 1995......................        11.31         .65           .28         (.65)          --       11.59    8.57
 1994......................        11.77         .66          (.43)        (.66)        (.03)+++   11.31    1.87
 1993......................        11.12         .68           .65         (.68)          --       11.77   12.27
 1992......................        10.80         .69           .32         (.69)          --       11.12    9.74
 1991......................        10.61         .69           .20         (.70)          --       10.80    8.73
 1990......................        10.67         .70          (.06)        (.70)          --       10.61    6.21
 1989......................        10.10         .71           .57         (.71)          --       10.67   13.12
 1988......................         9.95         .72           .15         (.72)          --       10.10    8.95

CLASS B (2/97)
 1997(c)...................        11.66         .17           .04         (.17)          --       11.70    1.86

CLASS C (6/93)
 1997......................        11.35         .55           .32         (.55)        (.01)      11.66    7.84
 1996......................        11.58         .56          (.22)        (.57)          --       11.35    2.96
 1995......................        11.30         .58           .28         (.58)          --       11.58    7.98
 1994(c)...................        11.86         .54          (.52)        (.55)        (.03)+++   11.30     .19+

CLASS R (2/97)
 1997(c)...................        11.66         .21           .02         (.21)          --       11.68    2.01
=====================================================================================================================

                + Annualized.

               ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Michigan.
              +++ The amount shown includes a distribution in excess of capital gains of $.02 per share.
              (a) Total returns are calculated on net asset value without any sales charge.
              (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
              (c) From commencement of class operations as noted.

____
32

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                         RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
                                   RATIO                     RATIO
                                  OF NET                    OF NET
                    RATIO OF    INVESTMENT    RATIO OF    INVESTMENT
                    EXPENSES     INCOME TO    EXPENSES     INCOME TO
                   TO AVERAGE     AVERAGE    TO AVERAGE     AVERAGE
                   NET ASSETS   NET ASSETS   NET ASSETS   NET ASSETS
     NET ASSETS      BEFORE       BEFORE        AFTER        AFTER          PORTFOLIO
   END OF PERIOD   REIMBURSE-   REIMBURSE-   REIMBURSE-   REIMBURSE-         TURNOVER
   (IN THOUSANDS)     MENT         MENT       MENT (B)     MENT (B)            RATE
--------------------------------------------------------------------------------------------------------
        $259,055          .97%        5.21%         .85%        5.33%           34%
         248,422         1.01         5.23          .82         5.42            54
         250,380         1.03         5.59          .80         5.82            37
         242,993         1.02         5.29          .75         5.56            28
         227,333         1.02         5.64          .81         5.85            10
         176,584         1.01         6.14          .81         6.34            11
         134,243         1.03         6.43          .90         6.56            23
         102,519         1.05         6.44          .95         6.54            47
          84,608         1.06         6.70          .96         6.80            54
          73,481         1.07         6.98          .94         7.11            78

             380         1.59+        4.52+        1.59+        4.52+           34

          41,649         1.52         4.65         1.40         4.77            34
          41,365         1.56         4.67         1.37         4.86            54
          37,122         1.58         5.02         1.35         5.25            37
          30,042         1.61+        4.53+        1.25+        4.89+           28

          26,211          .65+        5.57+         .65+        5.57+           34
--------------------------------------------------------------------------------------------------------

_____
33

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Nuveen Flagship Michigan Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Michigan Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Michigan Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

_____
34

                           SHAREHOLDER MEETING REPORT
                           FLAGSHIP MICHIGAN



 DIRECTORS                                         A SHARES       C SHARES
---------------------------------------------------------------------------
 BREMNER               For                        18,645,451     3,346,070
                       Withhold                      653,838        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 BROWN                 For                        18,647,085     3,346,070
                       Withhold                      652,204        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 DEAN                  For                        18,646,580     3,346,070
                       Withhold                      652,709        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 IMPELLIZZERI          For                        18,645,462     3,346,070
                       Withhold                      653,827        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 ROSENHEIM             For                        18,643,945     3,346,070
                       Withhold                      655,344        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 SAWERS                For                        18,643,097     3,346,070
                       Withhold                      656,192        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 SCHNEIDER             For                        18,646,580     3,346,070
                       Withhold                      652,709        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 SCHWERTFEGER          For                        18,647,085     3,346,070
                       Withhold                      652,204        45,868
                       ----------------------------------------------------
                       Total                      19,299,289     3,391,938
---------------------------------------------------------------------------
 ADVISORY AGREEMENT    For                        17,016,356     2,789,610
                       Against                       563,122        41,812
                       Abstain                       746,878        92,629
                       ----------------------------------------------------
                       Total                      18,326,356     2,924,051
---------------------------------------------------------------------------
                       Broker Non Votes              972,933       467,887
---------------------------------------------------------------------------
 REORGANIZATION        For                        11,514,704     1,340,315
                       Against                       471,161        14,397
                       Abstain                       677,870        51,417
                       ----------------------------------------------------
                       Total                      12,663,735     1,406,129
---------------------------------------------------------------------------
                       Broker Non Votes            6,635,554     1,985,809
---------------------------------------------------------------------------
 12B-1 FEES            For                        16,299,431     2,636,562
                       Against                       893,295        25,873
                       Abstain                     1,133,632       261,616
                       ----------------------------------------------------
                       Total                      18,326,358     2,924,051
---------------------------------------------------------------------------
                       Broker Non Votes              972,931       467,887
                       ----------------------------------------------------

____
35

                            SHAREHOLDER INFORMATION


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited Term

STATE FUNDS
Alabama             Michigan
Arizona             Missouri
California          New Jersey
Colorado            New Mexico
Connecticut         New York
Florida             North Carolina
Georgia             Ohio
Kansas              Pennsylvania
Kentucky4           South Carolina
Louisiana           Tennessee
Maryland            Virginia
Massachusetts       Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
36

FUND INFORMATION





BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

_____
37

                               SERVING INVESTORS
                                FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800)621-7227
www, nuveen.com

     NUVEEN
     MUNICIPAL
     BOND FUNDS

     MAY 31, 1997

-----------------------------------
     ANNUAL REPORT
-----------------------------------


     DEPENDABLE, TAX-FREE INCOME
     TO HELP YOU KEEP MORE OF
     WHAT YOU EARN.


     KENTUCKY

     KENTUCKY
     LIMITED



     [PHOTO APPEARS HERE]

CONTENTS


1    Dear Shareholder

3    Answering Your Questions

6    Kentucky Overview

8    Kentucky Limited Term Overview

11   Financial Section

45   Shareholder Meeting Report

51   Shareholder Information

52   Fund Information

DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


It's a pleasure to report to you on the performance of the Nuveen Flagship Kentucky and Kentucky Limited Term Municipal Bond Funds. Over the past year, the funds posted sizable gains. For the fiscal year ended May 31, 1997, the value of Class A shares rose 7.87% for the Kentucky Fund and 5.96% for the Kentucky Limited Term Fund, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the Kentucky fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis. The Kentucky Limited Term Fund also kept close pace with the 5.99% increase generated by its comparable market measure, the Lehman Brothers Five-Year Municipal Bond Index.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, Class A shareholders were receiving tax-free yields on net asset value of 5.10% for the Kentucky Fund and 4.85% for the Kentucky Limited Term Fund. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.85% for the Kentucky Fund and 7.46% for the Kentucky Limited Term Fund on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the

____
1

"IN ADDITION TO SUBSTANTIAL TOTAL RETURNS, SHAREHOLDERS CONTINUE TO ENJOY VERY ATTRACTIVE CURRENT YIELDS GENERATED BY A PORTFOLIO OF QUALITY BONDS."

Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation - as well as attractive yields - have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED FUND PERFORMANCE OVER THE PAST YEAR.


ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

The funds aim to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the funds' after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet the funds' objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

____
3

"AT NUVEEN, VALUE INVESTING MEANS TAKING A FUNDAMENTAL APPROACH TO FINDING BONDS THAT OFFER THE BEST BALANCE OF HIGH POTENTIAL RETURN - WITH LOW RISK REGARDLESS OF THE DIRECTION OF INTEREST RATES."


GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUNDS PERFORM?

Both Kentucky and Kentucky Limited Term Municipal Bond Funds performed well over the past year, rewarding investors with total returns on net asset value for the year for Class A shares of 7.87% and 5.96%, respectively, including price changes and reinvested dividends. The Kentucky Fund was ranked third among eight Kentucky municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Lipper ranked the Kentucky Limited Term Fund third among 38 state short/intermediate municipal bond funds.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, we were able to enhance the credit quality of the fund without sacrificing yield. We also focused on purchasing bonds with strong call protection, which resulted in healthy appreciation for the fund as interest rates generally fell over the period.

WHAT IS THE CURRENT STATUS OF KENTUCKY'S MUNICIPAL MARKET?

While the supply of state bonds in 1997 increased almost 120% from the first six months in the prior year, overall supply still remains relatively low in Kentucky. In addition, high-quality, investor-owned utilities in the state have provided favorable credit strength and value to their industrial revenue debt.

Kentucky's economy has grown faster than the nation's as a whole, in terms of personal income and employment since 1988. The growth is attributed to economic development initiatives supported in part by tax-exempt issuance and accumulated fund balances in the commonwealth coffers. State tax revenues will be impacted by a recent court ruling requiring the refund of intangibles tax collections back to 1995. The commonwealth should be able to pay the judgment from cash surpluses, but the projects planned for those funds will likely be part of a $100 million bond issue.

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy, and consequent competitive pressures to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

KENTUCKY
OVERVIEW


[PIE CHART APPEARS HERE]
----------------------------
Credit Quality
----------------------------

BBB/NR 16%

A 26%

AAA/Pre-refunded 48%

AA 10%
----------------------------


[PIE CHART APPEARS HERE]

----------------------------
Diversification
----------------------------

Municipal Appropriations 22%

Escrowed Bonds 7%

Pollution Control 21%

General Obligations 4%

Water & Sewer 8%

Utilities 5%

Other 8%

Health Care Facilities 20%

Housing Facilities 5%
----------------------------

FUND HIGHLIGHTS
========================================================================
SHARE CLASS                             A       B         C        R

Inception Date                       5/87     2/97    10/93       2/97
------------------------------------------------------------------------
Net Asset Value (NAV)              $11.05   $11.06   $11.04     $11.03
========================================================================

========================================================================
Total Net Assets ($000)                                       $456,269
------------------------------------------------------------------------
Average Weighted Maturity (years)                                20.62
------------------------------------------------------------------------
Duration (years)                                                  7.77
------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
=========================================================================
SHARE CLASS                  A(NAV)  A(OFFER)     B        C         R
1-Year                       7.87%    3.34%    7.30%    7.29%     7.75%
-------------------------------------------------------------------------
5-Year                       7.06%    6.15%    6.48%    6.46%     7.04%
-------------------------------------------------------------------------
10-Year                      8.33%    7.86%    7.85%    7.73%     8.31%
=========================================================================

TAX-FREE YIELDS
=========================================================================
SHARE CLASS                  A(NAV)  A(OFFER)     B        C          R
Dist Rate                    5.38%    5.15%    4.62%    4.84%      5.58%
-------------------------------------------------------------------------
SEC 30-Day Yld               5.10%    4.88%    4.35%    4.55%      5.30%
-------------------------------------------------------------------------
Taxable Equiv Yld/2/         7.85%    7.51%    6.69%    7.00%      8.15%
=========================================================================

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.30%, 6.32%, and 7.85%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                    Nuveen Flagship Kentucky Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.


Index Comparison*

[LINE CHART APPEARS HERE]

           Lehman Brothers          Nuveen Flagship      Nuveen Flagship Kentucky
              Municipal            Kentucky Municipal       Municipal Bond Fund
             Bond Index             Bond Fund (NAV)                 (Offer)
May 1987       10000                    10000                        9580
May 1988       10898.1                  10779.2                     10326.5
May 1989       12150.6                  12303.9                     11787.1
May 1990       13039.7                  13090.2                     12540.4
May 1991       14353.9                  14447.8                     13841
May 1992       15764.1                  15818.3                     15153.9
May 1993       17650                    17779.1                     17032.4
May 1994       18085.8                  18117.5                     17356.6
May 1995       19732.8                  19823.9                     18991.3
May 1996       20634.7                  20625                       19758.7
May 1997       22534.8                  22247.7                     21313.3


 . Lehman Brothers Municipal Bond Index                   $22,535
 . Nuveen Flagship Kentucky Municipal Bond Fund (NAV)     $22,248
 . Nuveen Flagship Kentucky Municipal Bond Fund (Offer)   $21,313

Past Performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]




                                     (Capital
                                       Gains)
June      1996        0.0491
July      1996        0.05073
August    1996        0.05073
September 1996        0.04869
October   1996        0.05031
November  1996        0.04869
December  1996        0.05031         0.0059
January   1997        0.05045
February  1997        0.0495
March     1997        0.0495
April     1997        0.0495
May       1997        0.0495

 . Capital Gain
7

KENTUCKY LIMITED TERM
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR     13%
A          28%
AA         20%
AAA        39%

Diversification

[PIE CHART APPEARS HERE]

Pollution Control            9%
Transportation               5%
Municipal Appropriations    32%
Water & Sewer                4%
Education                   10%
Housing Facilities          13%
Utility                      3%
Hospitals                   18%
General Obligations          6%

FUND HIGHLIGHTS
=========================================================================
SHARE CLASS                                        A       C         R
Inception Date                                  9/95    9/95      2/97
-------------------------------------------------------------------------
Net Asset Value (NAV)                          $9.92   $9.92   $  9.92
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Net Assets ($000)                                        $11,014
-------------------------------------------------------------------------
Average Weighted Maturity (years)                                 5.96
-------------------------------------------------------------------------
Duration (years)                                                  4.29
-------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
=========================================================================
SHARE CLASS                           A(NAV)   A(OFFER)   C         R
1-Year                                5.96%     1.51%   5.64%     6.02%
-------------------------------------------------------------------------
Since Inception                       5.77%     3.15%   5.45%     5.80%
-------------------------------------------------------------------------

TAX-FREE YIELDS
=========================================================================
Share Class                           A(NAV)   A(OFFER)   C         R
Dist Rate                             4.43%     4.32%   4.13%     4.63%
-------------------------------------------------------------------------
SEC 30-Day Yld                        4.85%     4.72%   4.49%     5.10%
-------------------------------------------------------------------------
Taxable Equiv Yld /2/                 7.46%     7.26%   6.91%     7.85%
-------------------------------------------------------------------------

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class C and R shares have no initial sales charge. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.



____
8

                       Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (2.50%) and all ongoing fund expenses.

Index Comparison*
                           [LINE CHART APPEARS HERE]

                                 Lehman Brothers                  Nuveen Flagship Kentucky            Nuveen Flagship Kentucky
                              Five - Year Municipal             Limited Municipal Bond Fund            Limited Municipal Bond
                                    Bond Index                             (NAV)                            Fund (offer)
August 1995                          10,000                               10,000                              9,750
May    1996                          10,318.5                             10,388.3                            10,128.6
May    1997                          11,268.7                             11,007.9                            10,732.7

Lehman Brothers Five-Year Municipal Bond Index                  $11,269
Nuveen Flagship Kentucky Limited Municipal Bond Fund (NAV)      $11,008
Nuveen Flagship Kentucky Limited Municipal Bond Fund (Offer)    $10,733

Past performance is not predictive of future performance.


                   Dividend History (A Shares)

                    [PIE CHART APPEARS HERE]

 June      1996              0.0368
 July      1996              0.03803
 August    1996              0.03803
 September 1996              0.03598
 October   1996              0.03718
 November  1996              0.03598
 December  1996              0.03718
 January   1997              0.03728
 February  1997              0.0366
 March     1997              0.0366
 April     1997              0.0366
 May       1997              0.0366

____
9

FINANCIAL SECTION


CONTENTS

12  Portfolio of Investments

28  Statement of Net Assets

29  Statement of Operations

30  Statement of Changes in Net Assets

31  Notes to Financial Statements

39  Financial Highlights

44  Independent Auditors' Report

____
11

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP KENTUCKY

PRINCIPAL                                                                  OPTIONAL CALL                              MARKET
   AMOUNT        DESCRIPTION                                                PROVISIONS*             RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION -- 2.3%

                 Lexington, Fayette Urban County Government, Kentucky
                 Governmental Project, Revenue, University Kentucky
                 Alumni Association Inc. Project:
$3,195,000          6.750%, 11/01/17                                        11/04 at 102              AAA          $ 3,532,839
 4,320,000          6.750%, 11/01/24                                        11/04 at 102              AAA            4,776,797

 1,410,000       Morgan County, Kentucky School District, Finance            9/04 at 102               A1            1,476,073
                    Corporation, School Building Revenue,
                    6.000%, 9/01/14

   700,000       Northern Kentucky University, Revenue, Formerly             5/01 at 102              AAA              762,468
                    Northern Kentucky State College To 1976,
                    Educational Buildings, Series F, 7.000%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE -- 1.1%

                 Jefferson County, Kentucky, Mortgage Revenue,
                 1st Mortgage, Christian Church Homes:
 1,240,000          6.000%, 11/15/09                                        11/04 at 102              BBB            1,253,144
   715,000          6.125%, 11/15/13                                        11/04 at 102              BBB              717,159
 3,210,000          6.125%, 11/15/18                                        11/04 at 102              BBB            3,188,300
  ----------------------------------------------------------------------------------------------------------------------------
                 HOSPITALS -- 18.6%

 1,310,000       Christian County, Kentucky, Hospital, Revenue               7/06 at 102               A-            1,332,951
                    Refunding, Jennie Stuart Medical Center,
                    6.000%, 7/01/17

 3,500,000       Christian County, Kentucky, Hospital, Revenue               7/06 at 102               A-            3,579,415
                    Refunding, Jennie Stuart Medical Center,
                    6.000%, 7/01/13

 5,270,000       Clark County, Kentucky, Hospital, Revenue Refunding         4/07 at 102             BBB-            5,319,749
                    and Improvement, Regional Medical Center Project,
                    6.200%, 4/01/13

 3,300,000       Daviess County, Kentucky, Hospital, Revenue,                8/02 at 102              AAA            3,459,621
                    Series A, 6.250%, 8/01/22

 3,100,000       Floyd County, Kentucky, Hospital, Revenue Refunding,        2/01 at 102              AAA            3,320,255
                    Insured Loan, Highland Hospital Corporation
                    Project, 7.500%, 8/01/10

 4,000,000       Hopkins County, Kentucky,  Hospital, Revenue, Trover       11/01 at 102              AAA            4,323,480
                    Clinic Foundation Inc., 6.625%, 11/15/11

                 Jefferson County, Kentucky, Health Facilities Revenue,
                 Jewish Hospital Healthcare Services, Inc.:
 1,190,000          6.500%, 5/01/15                                          5/02 at 102              AAA            1,277,774
12,785,000          6.550%, 5/01/22                                          5/02 at 102              AAA           13,755,509

____
12

                                                     NUVEEN MUNICIPAL BOND FUNDS
                                                      MAY 31, 1997 Annual Report

PRINCIPAL                                                                  OPTIONAL CALL                               MARKET
   AMOUNT         DESCRIPTION                                                PROVISIONS*             RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  HOSPITALS -- CONTINUED

$7,800,000        Jefferson County, Kentucky, Hospital Revenue,              10/02 at 102            AAA           $ 8,268,312
                    Regular Linked Aces and Inverse Floaters, Alliant
                    Health System Project, 6.436%, 10/23/14

   900,000        Kentucky Development Finance Authority, Hospital,           2/98 at 102              A               944,154
                    Revenue Refunding and Improvement, Ashland
                    HSP, Kings Project, 9.750%, 8/01/05

 3,000,000        Kentucky Development Finance Authority, Hospital,          10/99 at 102              A             3,186,810
                    Revenue, St. Lukes Hospital, Series A,
                    7.500%, 10/01/12

 1,750,000        Kentucky Development Finance Authority, Hospital,          11/99 at 102             A+             1,876,438
                    Revenue, Sisters Of Charity Of Nazareth Health
                    Company, 7.375%, 11/01/16

   500,000        Kentucky Development Finance Authority, Hospital,          11/99 at 102            AAA               538,745
                    Revenue, Sisters Of Charity Nazareth,
                    7.375%, 11/01/16

                  Kentucky Development Finance Authority, Hospital,
                  Revenue, St. Luke Hospital Inc.,  Series A:
 2,000,000          7.000%, 10/01/11                                         10/01 at 102            AAA             2,179,360
 9,070,000          7.000%, 10/01/21                                         10/01 at 102            AAA             9,839,045

 1,000,000        Kentucky Development Finance Authority, Hospital,          11/01 at 100            AAA             1,032,970
                    Revenue Refunding and Improvement, St. Elizabeth
                    Medical, Series A, 6.000%, 11/01/10

   610,000        Kentucky Development Finance Authority, Hospital,           2/98 at 102              A               641,214
                    Revenue Refunding and Improvement, Ashland
                    Hospital Kings Project, 9.750%, 8/01/11

 1,660,000        Kentucky Economic Development Finance Authority,            2/03 at 102            AAA             1,738,319
                    Medical Center, Revenue Refunding and Improvement,
                    Ashland Hospital Corporation, Series A,
                    6.125%, 2/01/12

 5,000,000        Kentucky Economic Development Finance Authority,           12/03 at 102            AAA             5,135,200
                    Hospital Facilities, Revenue, St. Elizabeth Medical
                    Center Project, Series A, 6.000%, 12/01/22

 4,000,000        Kentucky Economic Development Finance Authority,            8/04 at 102            AAA             3,612,320
                    Hospital Facilities, Revenue Refunding, Baptist
                    Healthcare System, 5.000%, 8/15/24

 7,500,000        Kentucky Economic Development Finance Authority,            2/07 at 102            AAA             7,387,125
                    Hospital Facilities, Revenue Refunding, Pikeville
                    United Methodist Hospital, Kentucky Project,
                    5.700%, 2/01/28

____
13

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP KENTUCKY -- CONTINUED

PRINCIPAL                                                                  OPTIONAL CALL                               MARKET
   AMOUNT         DESCRIPTION                                                PROVISIONS*             RATINGS**          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  HOSPITALS -- CONTINUED

$2,050,000        McCracken County, Kentucky, Hospital, Revenue              11/04 at 102             AAA           $ 2,241,552
                    Refunding, Mercy Health System,Series A,
                    6.300%, 11/01/06
----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTI FAMILY -- 0.6%

 2,500,000        Greater Kentucky Housing Assistance Corporation,            7/03 at 100             AAA             2,526,775
                    Mortgage, Revenue Refunding, Series A,
                    6.250%, 7/01/24
----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY -- 4.8%

 7,000,000        Kentucky Housing Corporation, Housing Revenue,              7/06 at 102             AAA             7,111,160
                    Series E, 6.300%, 1/01/28

   530,000        Kentucky Housing Corporation, Housing Revenue,              1/99 at 102             AAA               550,331
                    Series A, 7.625%, 1/01/09

 2,060,000        Kentucky Housing Corporation, Housing Revenue,              7/00 at 102             AAA             2,162,506
                    Series C, 7.900%, 1/01/21

                  Kentucky Housing Corporation, Housing Revenue,
                  Series B:
  1,000,00          6.625%, 7/01/14                                           7/02 at 102             AAA             1,042,010
 1,765,000          7.800%, 1/01/21                                           7/00 at 102             AAA             1,850,991
 3,000,000          6.250%, 7/01/28                                           7/07 at 102             AAA             3,037,890

                  Kentucky Housing Corporation, Housing Revenue,
                  Guaranteed, Series C:
   465,000          6.600%, 1/01/11                                           1/03 at 102             AAA               486,669
   440,000          6.650%, 1/01/17                                           1/03 at 102             AAA               458,009

   930,000        Kentucky Housing Corporation,Housing Revenue                1/04 at 102             AAA               967,107
                    Refunding, Series A, 6.500%, 7/01/17

 2,275,000        Kentucky Housing Corporation, Housing Revenue,              7/04 at 102             AAA             2,368,571
                    Series C, 6.400%, 1/01/17

 2,000,000        Kentucky Housing Corporation, Housing Revenue,              1/05 at 102             AAA             2,072,300
                    Series B, 6.625%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -- 20.3%

 1,675,000        Ashland Kentucky Pollution Control, Revenue                 2/00 at 102 1/2        Baa1             1,787,811
                    Refunding, Ashland Oil, A, Acr 2/1/90,
                    7.375%, 7/01/09

 5,000,000        Ashland Kentucky Pollution Control, Revenue                 8/02 at 102            Baa1             5,317,950
                    Refunding, Ashland Oil Inc. Project,
                    6.650%, 8/01/09

____
14

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


    PRINCIPAL                                                                 OPTIONAL CALL                           MARKET
       AMOUNT    DESCRIPTION                                                    PROVISIONS*      RATINGS**             VALUE
----------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIAL DEVELOPMENT AND POLLUTION
                   CONTROL -- CONTINUED

  $ 9,000,000    Ashland Kentucky Sewer and Solid Waste,                        2/05 at 102           Baa1       $ 9,708,300
                   Revenue, Ashland Oil Inc. Project, 7.125% 2/01/22

    4,360,000    Ashland, Kentucky, Solid Waste Revenue, Ashland               10/01 at 102           Baa1         4,642,048
                   Oil Inc. Project, 7.200%, 10/01/20

    6,985,000    Boone County, Kentucky, Pollution Control, Revenue            11/02 at 102            AA-         7,377,697
                   Refunding, Collateralized, Dayton Power and Light
                   Company, Series A, 6.500%, 11/15/22

   13,000,000    Boone County, Kentucky, Pollution Control, Revenue             1/04 at 102            AAA        12,602,330
                   Refunding, Collateralized,  Cincinnati Gas & Electric,
                   Series A, 5.500%, 1/01/24

    5,030,000    Carroll County, Kentucky, Collateralized, Pollution            2/02 at 102            Aa2         5,178,134
                   Control, Revenue, Kentucky Utilities Company
                   Project, Series B, 6.250%, 2/01/18

    2,370,000    Hancock County, Kentucky, Solid Waste Disposal,                5/06 at 102             A-         2,469,445
                   Revenue, Willamette Inds Inc. Project,
                   6.600%, 5/01/26

    9,750,000    Henderson County, Kentucky, Solid Waste Disposal,              3/05 at 102           Baa2        10,369,710
                   Revenue, Macmillan Bloedel Project,
                   7.000%, 3/01/25

    1,000,000    Jefferson County, Kentucky, Pollution Control, Revenue         6/00 at 102            Aa2         1,091,600
                   Refunding, Louisville Gas and Electric Company
                   Project, Series A, 7.450%, 6/15/15

    1,000,000    Jefferson County, Kentucky, Pollution Control, Revenue,        7/03 at 103            AA-         1,080,020
                    E I Du Pont, Series A, 6.300%,7/01/12

    7,750,000    Jefferson County, Kentucky, Pollution Control, Revenue,        8/03 at 102            Aa2         7,739,538
                    Louisville Gas and Electric Company Project,
                    Series B, 5.625%, 8/15/19

    1,750,000    Jefferson County, Kentucky,Pollution Control, Revenue          4/05 at 102            Aa2         1,778,000
                    Refunding, Louisville Gas and Electric Company,
                    Series A, 5.900%, 4/15/23

   10,640,000    Kenton County, Kentucky, Airport Board, Airport Revenue,       2/02 at 100           Baa3        10,565,307
                    Delta Airlines Project, Special Facilities,
                    Series A, 6.125%, 2/01/22

    1,500,000    Maysville, Kentucky, Industrial Development, Revenue,          2/00 at 103            N/R         1,577,715
                     Crystal Tissue Project, 8.000%, 2/01/09

    1,250,000    Mercer County, Kentucky, Collateralized Pollution              2/02 at 102            Aa2         1,290,725
                    Control, Revenue, Kentucky Utilities Company
                      Project, Series A, 6.250%, 2/01/18

____
15


                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP KENTUCKY -- CONTINUED

    PRINCIPAL                                                                   OPTIONAL CALL                         MARKET
       AMOUNT    DESCRIPTION                                                      PROVISIONS*     RATINGS**            VALUE
----------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIAL DEVELOPMENT AND POLLUTION
                   CONTROL -- CONTINUED

  $ 4,795,000    Trimble County, Kentucky, Pollution Control, Revenue,           11/00 at 102          Aa2      $ 5,252,539
                   Louisville Gas and Electric Company, Series A,
                   7.625%, 11/01/20

    2,820,000    Wickliffe, Kentucky, Solid Waste Disposal Facility,             4/06 at 102           A1        2,921,266
                   Revenue, Westvaco Corporation Project,
                   6.375%, 4/01/26
----------------------------------------------------------------------------------------------------------------------------
                 MUNICIPAL APPROPRIATION OBLIGATIONS - 21.3%

      430,000    Bardstown, Kentucky, Independent School District               11/02 at 102           A1          458,715
                   Finance Corporation, School Building, Revenue
                   Refunding and Improvement, 6.375%, 5/01/17

      725,000    Bell County, Kentucky, School District Finance                  9/01 at 102           A1          783,247
                   Corporation School Building, Revenue
                   6.875%, 9/01/11

    1,000,000    Boone County, Kentucky, School District Finance                 9/01 at 103           A1        1,091,120
                   Corporation, School Building, Revenue, Series C,
                   6.750%, 9/01/11

    1,215,000    Boone County, Kentucky, School District Finance                12/02 at 102           A1        1,274,280
                   Corporation, School Building, Revenue Refunding
                   and Improvement, 6.125%, 12/01/17

      615,000    Boone County, Kentucky, School District Finance                 2/03 at 102           A1          633,419
                   Corporation, School Building, Revenue,
                   6.000%, 2/01/18

    1,595,000    Bowling Green, Kentucky, Municipal Projects                    12/04 at 102           A2        1,727,050
                   Corporation, Lease Revenue, 6.500%, 12/01/14

                 Christian County, Kentucky, School District Finance
                 Corporation, School Building Revenue:
      565,000      6.750%, 6/01/10                                               6/01 at 102            A          605,590
      600,000      6.750%, 6/01/11                                               6/01 at 102            A          641,976

                 Daviess County, Kentucky, School District Finance
                 Corporation, School Building, Revenue:
      505,000      5.800%, 5/01/11                                               5/04 at 102           A1          524,912
      535,000      5.800%, 5/01/12                                               5/04 at 102           A1          554,089
      570,000      5.800%, 5/01/13                                               5/04 at 102           A1          588,206
      600,000      5.800%, 5/01/14                                               5/04 at 102           A1          616,926

    1,645,000    Edgewood, Kentucky, Public Properties Corporation,             12/01 at 102           Aa        1,784,578
                   Revenue, 1st Mortgage, Public Facilities Project,
                   6.700%, 12/01/21

____
16

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


    PRINCIPAL                                                                   OPTIONAL CALL                         MARKET
       AMOUNT    DESCRIPTION                                                      PROVISIONS*     RATINGS**            VALUE
----------------------------------------------------------------------------------------------------------------------------
                 MUNICIPAL APPROPRIATION OBLIGATIONS -- CONTINUED

  $ 3,155,000    Florence, Kentucky, Public Properties Corporation,              6/07 at 102            AAA      $ 3,102,659
                   Revenue, 1st Mortgage, Administration Office
                   Complex, 5.500%, 6/01/27

                 Floyd County, Kentucky, Public Properties Corporation,
                 Revenue, 1st Mortgage, Justice Center Project, Series A:
      465,000      5.500%, 9/01/17                                               3/06 at 102              A          463,549
    1,260,000      5.550%, 9/01/23                                               3/06 at 102              A        1,250,411

    3,550,000    Floyd County, Kentucky, Public Properties Corporation,          3/06 at 105              A        3,700,272
                   Revenue, 1st Mortgage, Justice Center Project,
                   Series B, 6.200%, 9/01/26

    1,200,000    Floyd County, Kentucky, School District Finance                 5/05 at 102             A1        1,177,164
                   Corporation, School Building, Revenue,
                   5.500%, 5/01/15

                 Hardin County, Kentucky, Buildings Commission,
                 Revenue, Detention Facility Project:
      525,000      6.200%, 12/01/11                                             12/04 at 102            AAA          561,876
    1,775,000      6.250%, 12/01/14                                             12/04 at 102            AAA        1,888,316

      300,000    Hardin County, Kentucky, School District Finance                6/01 at 103             A1          326,586
                   Corporation, School Building, Revenue,
                   Second Series, 6.800%, 6/01/10

    1,250,000    Jefferson County, Kentucky, Economic Development                7/01 at 100             A1        1,277,963
                   Corporation, Lease Revenue, 7.750%, 7/01/16

    4,195,000    Jefferson County, Kentucky, School District Finance             2/06 at 102            AAA        4,014,867
                   Corporation, School Building, Revenue, Series A,
                   5.125%, 2/01/16                                                                       A1

                 Jefferson County Kentucky Equipment Lease Purchase
                   Revenue, Energy System Project:
      262,465        9.500%, 6/01/03                                             6/97 at 102            N/R          269,515
    1,429,192        9.000%, 6/01/03                                             6/97 at 101            N/R        1,452,502

    2,500,000    Jefferson County, Kentucky, Capital Projects                    2/02 at 100             A1        1,124,875
                   Corporation, Revenue, Lease, Series B,
                   0.000%, 8/15/08

    1,000,000    Jeffersontown, Kentucky, Certificates of Participation,        11/06 at 102              A        1,020,510
                   Refunding and Improvement, Kentucky Public
                   Projects, 5.750% 11/01/15

____
17

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP KENTUCKY - CONTINUED

            PRINCIPAL                                                                OPTIONAL CALL                           MARKET
               AMOUNT       DESCRIPTION                                                PROVISIONS*        RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL APPROPRIATION OBLIGATIONS - CONTINUED

                            Jessamine County, Kentucky, School District Finance
                            Corporation, School Building, Revenue:
          $   510,000          6.750%, 6/01/10                                         6/01 at 103             A1       $   553,503
              545,000          6.750%, 6/01/11                                         6/01 at 103             A1           590,453
            2,500,000          6.125%, 6/01/19                                         6/04 at 102             A1         2,615,800
            5,650,000          5.500%, 1/01/21                                         1/06 at 102             A1         5,579,884

                            Kenton County, Kentucky Public Corporation,
                            Mortgage Revenue:
            1,290,000          7.000%, 3/01/08                                         3/00 at 101              A         1,389,304
            1,070,000          7.100%, 3/01/10                                         3/00 at 101              A         1,156,563

              815,000       Kenton County, Kentucky, School District Finance          12/01 at 100             A+           878,969
                               Corporation, School Building, Revenue,
                               6.800%, 12/01/11

              500,000       Kentucky, Infrastructure Authority, Revenue                6/01 at 102              A           535,205
                               Revolving, Fund Program, Series E, 6.500%, 6/01/11

            1,000,000       Kentucky State Property and Buildings, Commission,        11/05 at 102             A+         1,006,220
                               Revenues and Refunding, Project No. 59,
                               5.625%, 11/01/15

              400,000       Kentucky State Property and Buildings Commission,         11/01 at 102             A+           438,412
                               Revenues Refunding, Project No. 40, 2nd Series,
                               6.875%, 11/01/07

              250,000       Kentucky State Property and Buildings Commission,         10/01 at 102              A           274,145
                               Revenues Refunding, Project No. 53,
                               6.625%, 10/01/07

            2,075,000       Kentucky State Property and Buildings Commission,          9/04 at 102             A+         2,145,446
                               Revenues, Project No. 56, 6.000%, 9/01/14

            1,000,000       Kentucky State Turnpike Authority, Economic                7/05 at 102            AAA         1,009,910
                               Development, Road Revenue Refunding,
                               Revitalization Projects, 5.625%, 7/01/15

              250,000       Laurel County, Kentucky, School District Finance           3/01 at 102              A           268,950
                               Corporation, School Building, Revenue,
                               7.000%, 3/01/10

            1,000,000       Lawrence County, Kentucky, School District Finance        11/04 at 102             A1         1,141,620
                               Corporation, School Building, Revenue,
                               6.750%, 11/01/14

                            Lexington Kentucky Center Corporation Mortgage
                            Revenue, Refunding and Improvement, Series A:
            2,600,000          0.000%, 10/01/11                                       No Opt. Call              A         1,187,784
            2,550,000          0.000%, 10/01/12                                       No Opt. Call              A         1,094,792

____
18

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

            PRINCIPAL                                                                OPTIONAL CALL                           MARKET
               AMOUNT       DESCRIPTION                                                PROVISIONS*        RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL APPROPRIATION OBLIGATIONS - CONTINUED

          $   435,000       Lincoln County, Kentucky, School District Finance         5/02  at 102             A1       $   455,471
                               Corporation, School Building, Revenue,
                               6.200%, 5/01/12

            6,165,000       Louisville, Kentucky, Airport Lease, Revenue,              2/99 at 103              A         6,657,214
                               Series A, 7.875% , 2/01/19

            1,525,000       Mc Cracken County, Kentucky, Public Properties             9/06 at 102            AAA         1,567,090
                               Corporation, Revenue, Public Project, Court
                               Facilities Project, 5.900%, 9/01/26

            2,365,000       McCreary County, Kentucky, School District Finance         8/05 at 102              A         2,360,672
                               Corporation, School Building, Revenue, Second
                               Series, 5.600%, 8/01/16

                            Montgomery County, Kentucky, School District Finance
                            Corporation, School Building, Revenue:
              305,000          6.800%, 6/01/09                                         6/01 at 102             A1           328,766
              325,000          6.800%, 6/01/10                                         6/01 at 102             A1           349,957
              350,000          6.800%, 6/01/11                                         6/01 at 102             A1           376,215

           13,000,000       MT Sterling, Kentucky, Lease Revenue, Kentucky              3/03 at 102            Aa        13,185,900
                               League Cities, A, 6.200%, 3/01/18

            2,000,000       Northern Kentucky University, Certificates of               1/01 at 102           AAA         2,183,940
                               Participation, Student Housing Facilities,
                               7.250%, 1/01/12

           12,960,000       Pendleton County, Kentucky, Multi County, Lease             3/03 at 102             A        13,391,957
                               Revenue, Kentucky Associate Counties Leasing
                               Tollroad PG, A, 6.500%, 3/01/19

              500,000       Pendleton County, Kentucky, Multi County, Lease            No Opt. Call             A           537,075
                               Revenue, Kentucky Associate Counties Leasing
                               Tollroad, B, 6.400%, 3/01/19

            1,230,000       Perry County, Kentucky, School District Finance             7/02 at 102            A1         1,310,221
                               Corporation, School Building, Revenue,
                               6.250%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/OTHER - 0.7%

            2,790,000       Louisville, Kentucky, Parking Authority, River City First   6/01 at 103             A         3,041,546
                               Mortgage, Revenue, 6.875%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/TRANSPORTATION - 1.3%

            1,250,000       Kenton County, Kentucky, Airport Board, Airport             3/06 at 102           AAA         1,249,875
                               Revenue, Cincinnati/Northern Kentucky
                               International, B, 5.750%, 3/01/13

____
19

                    PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP KENTUCKY - CONTINUED

            PRINCIPAL                                                                OPTIONAL CALL                           MARKET
               AMOUNT       DESCRIPTION                                                PROVISIONS*      RATINGS**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE TRANSPORTATION - CONTINUED

        $   5,000,000       Louisville and Jefferson County, Kentucky, Regional        7/05 at 102            AAA     $   4,889,300
                               Airport Authority, Airport System Revenue,
                               Series A, Louisville International Airport,
                               5.625%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/UTILITY - 5.0%

                            Owensboro, Kentucky, Electric Light and Power,
                            Revenue, Series B:
            7,100,000          0.000%, 1/01/11                                        No Opt. Call            AAA         3,401,681
            6,475,000          0.000%, 1/01/12                                        No Opt. Call            AAA         2,917,894
            7,900,000          0.000%, 1/01/17                                        No Opt. Call            AAA         2,632,596
           13,300,000          0.000%, 1/01/18                                        No Opt. Call            AAA         4,190,298
            5,100,000          0.000%, 1/01/19                                        No Opt. Call            AAA         1,519,137
            4,725,000          0.000%, 1/01/20                                        No Opt. Call            AAA         1,321,913

            1,515,000       Puerto Rico Electric Power Authority, Power Revenue,       7/02 at 101 1/2       BBB+         1,582,205
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Series R,
                               6.250%, 7/01/17

            5,000,000       Puerto Rico Electric Power Authority, Power Revenue,       7/04 at 102           BBB+         5,081,900
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Series T,
                               6.000%, 7/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL REVENUE/WATER AND  SEWER - 7.6%

              625,000       Danville, Kentucky, Multi City, Lease Revenue, Sewer      12/01 at 103            AAA           673,813
                               System Revenue Project B (City of Radcliff),
                               6.875%, 3/01/19 (Mandatory put 12/01/10)

            1,750,000       Henderson, Kentucky, Water & Sewer, Revenue               11/04 at 103            AAA         1,858,780
                               Refunding, Series A, 6.100%, 11/01/14

                            Kenton County, Kentucky, Water District No. 001
                            Waterworks, Revenue, Refunding:
            1,700,000          6.375%, 2/01/12                                         2/02 at 103            AAA         1,812,693
            1,000,000          6.375%, 2/01/17                                         2/02 at 103            AAA         1,068,010

            1,530,000       Kenton, County, Kentucky, Water District No. 001,          8/02 at 103            AAA         1,601,023
                               Waterworks, Revenue, Refunding, Series B,
                               6.000%, 2/01/17

            2,040,000       Kenton County, Kentucky, Water District No. 001,           2/05 at 102            AAA         2,052,648
                               Waterworks, Revenue, Series B, 5.700%, 2/01/20

            1,000,000       Kentucky Infrastructure Authority, Revenue Refunding,      8/03 at 102              A         1,003,460
                               Governmental Agencies Program, Series E,
                               5.750%, 8/01/18

____
20

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/WATER AND SEWER -- CONTINUED

          $  5,000,000       Kentucky Infrastructure Authority, Revenue Refunding,        2/03 at 102                A  $  4,836,100
                               Governmental Agencies Program, Series F,
                               5.375%, 2/01/18

                             Kentucky Infrastructure Authority, Revenue,
                             Infrastructure Revolving Fund, Series J:
               440,000         6.300%, 6/01/10                                            8/05 at 102                A       473,290
               360,000         6.350%, 6/01/11                                            8/05 at 102                A       386,885
               600,000         6.375%, 6/01/14                                            8/05 at 102                A       655,908

                             Kentucky Infrastructure Authority, Revenue,
                             Governmental Agencies Program, Series G:
               420,000         6.300%, 8/01/10                                            8/05 at 102                A       450,605
               445,000         6.350%, 8/01/11                                            8/05 at 102                A       476,987
               825,000         6.375%, 8/01/14                                            8/05 at 102                A       898,763

               405,000       Kentucky Infrastructure Authority, Revenue Refunding,        8/99 at 102                A       433,241
                               Governmental Agencies Program, Series A,
                               7.800%, 8/01/08

             3,840,000       Louisville and Jefferson County Kentucky                     5/03 at 102              AAA     3,723,840
                               Metropolitan Sewer District Revenue,
                               Refunding, Series B, 5.500%, 5/15/23

                             Louisville and Jefferson County Kentucky Metropolitan
                             Sewer District, Sewer and Drain System Revenue,
                             Refunding, Series A:
             2,720,000         6.750%, 5/15/19                                           11/04 at 102              AAA     2,996,243
             2,070,000         6.500%, 5/15/24                                           11/04 at 102              AAA     2,236,697
             2,500,000         6.750%, 5/15/25                                           11/04 at 102              AAA     2,758,800

             3,865,000       Louisville and Jefferson County, Kentucky, Metropolitan      2/05 at 102              AAA     3,754,036
                               Sewer District, Sewer and Drain System, Revenue,
                               Series A, 5.400%, 5/15/22

               500,000       Paducah Kentucky, Waterworks, Revenue Refunding,             7/01 at 102              AAA       544,540
                               6.700%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                             NON-STATE GENERAL OBLIGATIONS -- 1.8%

             1,005,000       Casey County, Kentucky, School District Finance              3/05 at 102                A     1,027,462
                               Corporation, School Building, Revenue,
                               5.750%, 3/01/15

             1,070,000       Fleming County, Kentucky, School District Finance            3/05 at 102                A     1,093,208
                               Corporation, School Building, Revenue,
                               5.875%, 3/01/15

____
21

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP KENTUCKY - CONTINUED

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             NON-STATE GENERAL OBLIGATIONS - CONTINUED

       $  2,280,000          Grant County, Kentucky, School District Finance              3/07 at 102              Aaa  $  2,233,625
                               Corporation, School Building, Revenue,
                               5.375%, 3/01/17

          3,465,000          Hopkins County, Kentucky, School District Finance            6/04 at 102               A1     3,638,735
                               Corporation, School Building, Revenue,
                               6.200%, 6/01/19
------------------------------------------------------------------------------------------------------------------------------------
                             PRE-REFUNDED - 7.8%***

                             Rockcastle County, Kentucky, School District Finance
                             Corporation, School Building, Revenue:
            500,000            5.700%, 4/01/16                                            4/03 at 102               A1       496,080
            530,000            5.700%, 4/01/17                                            4/03 at 102               A1       525,108
            560,000            5.700%, 4/01/18                                            4/03 at 102               A1       550,502

                             Campbell and Kenton Counties, Kentucky, Sanitation
                             District No. 1, Sanitation District, Revenue Refunding,
                             Series A:
            965,000            7.700%, 8/15/04                                            8/97 at 101 11/16         Aa       989,588
            500,000            7.750%, 8/15/05                                            8/97 at 102               Aa       514,030

            500,000          Covington, Kentucky, Municipal Properties Corporation,       8/98 at 103              N/R       538,170
                               Revenue, First Mortgage Parking and Park,
                               Series A, 8.250%, 8/01/10

          1,370,000          Daviess County, Kentucky, Hospital, Revenue                  1/98 at 102              AAA     1,427,622
                               Refunding, Mercy Health Care System, A,
                               7.625%, 1/01/15

                             Florence, Kentucky, Public Properties Corporation,
                             Revenue, First Mortgage, Recreational Facilities
                             Project:
            100,000            7.000%, 3/01/10                                            3/01 at 103               A3       110,687
            320,000            7.000%, 3/01/14                                            3/01 at 103               A3       355,613
            345,000            7.000%, 3/01/15                                            3/01 at 103               A3       383,395
            360,000            7.000%, 3/01/16                                            3/01 at 103               A3       400,064

          2,750,000          Hardin County, Kentucky, Hospital, Revenue Refunding,        1/98 at 103              AAA     2,961,558
                               Hardin Memorial Hospital, 7.875%, 10/01/14

         16,750,000          Jefferson County, Kentucky, Capital Projects                 2/01 at 24 11/16         AAA     3,472,778
                               Corporation, Revenue, Lease, Series B,
                               0.000%, 8/15/19

            990,000          Kentucky Development Finance Authority, Hospital,            2/98 at 102                A     1,047,697
                               Revenue Refunding, Imprt, Ashland Hospital
                               Kings Project, 9.750%, 8/01/11

          2,795,000          Kentucky Infrastructure Authority, Revenue,                  9/98 at 102              AAA     2,978,240
                               Community Loan Program, Series A, 7.850%, 9/01/18

____
22

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             PRE-REFUNDED - CONTINUED

       $  1,495,000          Kentucky Infrastructure Authority, Revenue Refunding,        8/99 at 102                A  $  1,628,459
                               Governmental Agencies Program, Series A,
                               7.800%, 8/01/08

            985,000          Kentucky Local Correctional Facilities, Construction        11/97 at 102              AAA     1,017,929
                               Authority, Revenue Refunding, 7.000%, 11/01/14

          1,800,000          Kentucky State Property and Buildings Commission,            8/98 at 102               A+     1,916,064
                               Revenues, Project No. 48, 8.000%, 8/01/08

          4,875,000          Kentucky State Turnpike Authority, Economic                  5/00 at 101 1/2          AAA     5,315,651
                               Development, Road Revenue, Revitalization Project,
                               7.250%, 5/15/10

                             Lexington, Fayette Urban County Government,
                             Kentucky Sewer System, Revenue:
            830,000            7.600%, 7/01/07                                            7/98 at 102              AAA       878,787
            900,000            7.600%, 7/01/08                                            7/98 at 102              AAA       952,902

          3,200,000          Lexington Fayette Urban County Government,
                               Kentucky Residential Facilities, Revenue
                               Refunding, Ushcso, Richmond Project, Series A,
                               7.750%, 5/15/15                                            5/98 at 102              AAA     3,378,368

            500,000          Richmond, Kentucky, Water Gas and Sewer, Revenue             7/98 at 102              AAA       528,355
                               Refunding, Series B, 7.400%, 7/01/15

          1,990,000          Western Kentucky University, Revenues, Formerly             12/00 at 102              AAA     2,213,616
                               Western Kentucky State College, Housing and
                               Dining System, Series L, 7.400%, 12/01/10

            940,000          Western Kentucky University, Revenues, Formerly             11/00 at 102              AAA     1,043,663
                               Western Kentucky State College, Educational
                               Buildings, Series J, 7.400%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------------
                             RESOURCE RECOVERY - 2.3%

                             Perry County, Kentucky, Solid Waste Disposal,
                             Revenue, TJ International Project:
          3,750,000            7.000%, 6/01/24                                            6/04 at 102              N/R     3,908,400
          4,240,000            6.800%, 5/01/26                                            5/06 at 102              N/R     4,385,305
          2,000,000            6.550%, 4/15/27                                            4/07 at 102              N/R     2,018,860
------------------------------------------------------------------------------------------------------------------------------------
                             SPECIAL TAX REVENUE - 1.7%

          7,250,000          Puerto Rico Commonwealth Highway and                         7/16 at 100                A     7,051,132
                               Transportation Authority, Higthway, Revenue,
                               Series Y, 5.500%, 7/01/36

            500,000          Puerto Rico Commonwealth Infrastructure, Financing           7/98 at 102             BBB+       528,874
                               Authority, Special, Series A, 7.750%, 7/01/08

____
23

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP KENTUCKY - CONTINUED

          PRINCIPAL                                                                       OPTION CALL                         MARKET
             AMOUNT          DESCRIPTION                                                  PROVISIONS*        RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             STATE/TERRITORIAL GENERAL OBLIGATIONS - 1.4%

       $  4,790,000          Puerto Rico Commonwealth, 5.400%, 7/01/25                7/06 at 101 1/2                A  $  4,567,120

          2,000,000          Puerto Rico Commonwealth, Public Improvement,            7/07 at 101 1/2                A     1,908,040
                               5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       $481,346,657          Total Investments - (cost $426,230,411) - 98.6%                                             450,078,557
------------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities - 1.4%                                                          6,190,698
                             -------------------------------------------------------------------------------------------------------
                             Net Assets - 100%                                                                          $456,269,255
                             =======================================================================================================
                             *     Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                             **    Ratings (not covered by the report of independent auditors): Using the higher of Standard &
                                   Poor's or Moody's rating.

                             ***   Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or
                                   U.S. Government agency securities, which ensures the timely payment of principal and interest.
                                   Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                             N/R - Investment is not rated.

____
24

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

               NUVEEN FLAGSHIP KENTUCKY LIMITED TERM

     PRINCIPAL                                                               OPTIONAL CALL                        MARKET
      AMOUNT    DESCRIPTION                                                 PROVISIONS*    RATINGS**               VALUE
----------------------------------------------------------------------------------------------------------------------------
                EDUCATION - 4.4%

$    475,000    University of Kentucky, University Revenues,               No Opt. Call         AAA        $  480,434
                  Educational Buildings, Series O, 5.000%, 5/01/03
-----------------------------------------------------------------------------------------------------------------------------
                HOSPITALS - 18.3%

                Kentucky Development Finance Authority Revenue,
                Refunding, Sisters of Charity Health, Nazareth Health
                Corporation:
     150,000        5.750%, 11/01/98                                       No Opt. Call           A+          152,922
     580,000        6.600%, 11/01/06                                       11/01 at 102           A+          623,169

                Kentucky Economic Development Finance Authority,
                Medical Center Revenue, Refunding and Improvement,
                Ashland Hospital Corporation, Series A:
     270,000        5.100%, 2/01/99                                        No Opt. Call         AAA           273,405
     335,000        5.250%, 2/01/00                                        No Opt. Call         AAA           341,013

     200,000    Kentucky Economic Development Finance Authority,           No Opt. Call         Aa3           200,328
                    Hospital Facilities Revenue, Refunding,
                    5.200%, 11/01/01

     385,000    McCracken County, Kentucky, Hospital Revenue,              11/04 at 102         AAA           420,974
                    Refunding, Mercy Health System, Series A,
                    6.300%, 11/01/06
-----------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTI FAMILY - 10.0%

     705,000    Louisville, Kentucky, Multifamily Revenue, Refunding,       7/99 at 100         Aa2           713,798
                    Station House SQ Association, LPProject, 5.125%,
                     7/15/19

     385,000    Martin County, Kentucky, Mortgage Revenue,                  7/01 at 100         Aa            391,741
                    Refunding, Assisted Project, 5.375%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.7%

     100,000    Kentucky Housing Corporation, Housing Revenue,              1/04 at 102         AAA            99,143
                    Series B, 5.150%, 7/01/07

                Kentucky Housing Corporation, Housing Revenue,
                Series F:
     100,000        4.650%, 1/01/02                                        No Opt. Call         AAA           100,254
     100,000        4.800%, 7/01/03                                        No Opt. Call         AAA           100,226
-----------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - 8.9%

     325,000    Ashland, Kentucky, Pollution Control Revenue,               2/00 at 102 1/2    Baa1           346,889
                    Refunding, Ashland Oil, Series A, 2/1/90,
                    7.375%, 7/01/09

     635,000    Newport, Kentucky, Industrial Building Revenue,            No Opt. Call         N/R           636,441
                    Refunding, Louis Trauth Dairy, Series A,
                    4.800%, 6/01/99

____
25

               PORTFOLIO OF INVESTMENTS
               NUVEEN FLAGSHIP KENTUCKY LIMITED TERM

     PRINCIPAL                                                               OPTIONAL CALL                        MARKET
     AMOUNT       DESCRIPTION                                                  PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL APPROPRIATION OBLIGATIONS - 32.0%

  $  265,000      Hardin County, Kentucky, School District Finance             6/01 at 103            A1        $290,005
                     Corporation, School Building Revenue,
                     Second Series, 6.800%, 6/01/08

     465,000      Jefferson County, Kentucky, School District Finance          No Opt. Call           A+         459,541
                     Corporation, School Building Revenue, Series B,
                     4.800%, 11/01/06

     300,000      Jefferson County, Kentucky, Capital Projects                 No Opt. Call          AAA         310,944
                     Corporation Revenue, Lease, Series A,
                     5.500%, 4/01/03

                  Jeffersontown, Kentucky, Certificates of Participation,
                  Refunding and Improvement, Kentucky Public Projects:
     300,000         4.650%, 11/01/02                                          No Opt. Call            A         299,235
     150,000         4.850%, 11/01/04                                          No Opt. Call            A         150,189
     100,000         5.000%, 11/01/05                                          No Opt. Call            A         100,851

     220,000      Kentucky Infrastructure Authority Revenue, Refunding,        No Opt. Call            A         225,390
                     Wastewater Revolving Fund Program, Series C,
                     5.300%, 6/01/03

     360,000      Kentucky State Turnpike Authority, Economic                  No Opt. Call          AAA         372,733
                     Development Road Revenue, Refunding,
                     Revitalization Projects, 5.400%, 7/01/05

     125,000      Kentucky State Turnpike Authority, Resource Recovery         No Opt. Call           A+         125,160
                     Road Revenue, Refunding, 1985, Series A,
                     6.000%, 7/01/09

     775,000      Mt. Sterling Kentucky Lease Revenue, Kentucky                No Opt. Call           Aa         791,515
                     League Cities, Series A, 5.625%, 3/01/03

     425,000      Puerto Rico Commonwealth Urban Renewal and                   No Opt. Call          BBB         399,266
                     Housing Corporation, Commonwealth Appropriation
                     Refunding, 0.000%, 10/01/98
-----------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL REVENUE/TRANSPORTATION - 4.5%

     300,000      Kenton County, Kentucky, Airport Board, Airport              No Opt. Call          AAA         302,754
                     Revenue, Cincinnati/Northern Kentucky
                     International, Series A, 5.000%, 3/01/02

     200,000      Louisville and Jefferson County, Kentucky, Regional          No Opt. Call          AAA         203,826
                     Airport, Authority Airport System Revenue,
                     Series A, Refunding, 5.75%, 7/01/98
-----------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL REVENUE/UTILITY - 2.6%
     400,000      Owensboro, Kentucky, Electric Light and                      No Opt. Call          AAA         290,428
                     Power Revenue, Series A, 0.000%, 1/01/04

____
26

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                               OPTIONAL CALL                        MARKET
     AMOUNT       DESCRIPTION                                                  PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL REVENUE/WATER AND SEWER - 4.2%

  $  100,000      Kenton County, Kentucky, Water District No. 001            No Opt. Call            AAA      $  104,658
                    Waterworks Revenue, Series B, 5.600%, 2/01/04

     350,000      Kentucky Infrastructure Authority Revenue, Refunding,      No Opt. Call              A         357,123
                    Governmental Agencies Program, Series H,
                    5.200%, 8/01/02
------------------------------------------------------------------------------------------------------------------------
                  NON-STATE GENERAL OBLIGATIONS - 3.6%

      50,000      Kentucky Interlocal School Transportation Association      No Opt. Call             A1          50,965
                    Equipment, Lease, 5.200%, 3/01/02

                  Lexington, Fayette Urban County Kentucky Government
                  Public Facilities Corporation Mortgage Revenue:
     175,000        5.000%, 11/01/02                                         No Opt. Call            AAA         178,276
     160,000        5.000%, 11/01/03                                         No Opt. Call            AAA         162,582
------------------------------------------------------------------------------------------------------------------------
                  PRE-REFUNDED - 0.5%

     250,000      Jefferson County, Kentucky, Capital Projects               2/01 at 24 11/16        AAA          51,834
                    Corporation Revenue, Lease, Series B,
                    0.000%, 8/15/19
------------------------------------------------------------------------------------------------------------------------
                  STATE/TERRITORIAL GENERAL OBLIGATIONS - 2.6%

     280,000      Puerto Rico Commonwealth, Refunding, Improvement,          No Opt. Call              A         285,595
                    5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------
                  STUDENT LOAN REVENUE BONDS - 5.6%

     500,000      Kentucky Higher Education Student Loan Corporation,        No Opt. Call            Aaa         541,760
                    Insured Student Loan Revenue, Insured,
                    Series B, 6.800%, 6/01/03

      75,000      Kentucky Higher Education Student Loan Corporation,        No Opt. Call             AA-         77,676
                    Insured Student Loan Revenue, Refunding,
                    Series A, 6.050%, 6/01/00
------------------------------------------------------------------------------------------------------------------------
 $11,070,000      Total Investments -- (cost $10,896,841) -- 99.9%                                            11,013,043
------------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 0.1%                                                               871
                  ------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                          $11,013,914
                  ------------------------------------------------------------------------------------------------------

                  * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                  N/R--Investment is not rated.

____
27

STATEMENT OF NET ASSETS

May 31, 1997

                                                                                                           Nuveen Flagship
                                                                                   Nuveen Flagship                Kentucky
                                                                                          Kentucky            Limited Term
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                      $450,078,557            $11,013,043
Receivables:
  Interest                                                                            7,223,491                145,273
  Shares sold                                                                           450,025                  9,754
  Investments sold                                                                    1,472,300                     --
Other assets                                                                             13,654                  7,955
-----------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                    459,238,027             11,176,025
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                          132,217                 48,662
Payable for Shares redeemed                                                             429,823                 40,000
Accrued expenses:
  Management fees (note 6)                                                              110,986                  2,038
   12b-1 distribution and service fees (notes 1 and 6)                                   88,976                  2,505
   Other                                                                                169,638                 28,342
Dividends payable                                                                     2,037,132                 40,564
-----------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 2,968,772                162,111
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                $456,269,255            $11,013,914
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                                         $430,802,836            $ 8,870,059
Shares outstanding                                                                   38,987,148                894,009
Net asset value and redemption price per share                                     $      11.05            $      9.92
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% and 2.50%, respectively,
   of offering price)                                                              $      11.53            $     10.17
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                                         $    543,588            $       N/A
Shares outstanding                                                                       49,169                    N/A
Net asset value, offering and redemption price per share                           $      11.06            $       N/A
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                                         $ 24,468,251            $ 2,143,755
Shares outstanding                                                                    2,215,385                216,118
Net asset value, offering and redemption price per share                           $      11.04            $      9.92
-----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                                         $    454,580            $       100
Shares outstanding                                                                       41,213                     10
Net asset value, offering and redemption price per share                           $      11.03            $      9.92
-----------------------------------------------------------------------------------------------------------------------------

N/A - Nuveen Flagship Kentucky Limited Term is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.


____
28

  STATEMENT OF OPERATIONS
  YEAR ENDED MAY 31, 1997

                                                                                                           NUVEEN FLAGSHIP
                                                                                   NUVEEN FLAGSHIP         KENTUCKY
                                                                                   KENTUCKY*               LIMITED TERM**
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)................................................$ 27,695,203            $   473,169
---------------------------------------------------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                              2,290,442                 33,012
12b-1 service fees - Class A (notes 1 and 6)                                          1,412,563                 27,603
12b-1 distribution and service fees - Class B (notes 1 and 6)                               767                    N/A
12b-1 distribution and service fees - Class C (notes 1 and 6)                           207,708                 11,581
Shareholders' servicing agent fees and expenses                                         299,532                 26,774
Custodian's fees and expenses                                                           125,171                 41,956
Trustees' fees and expenses (note 6)                                                     11,836                    271
Professional fees                                                                        26,824                  7,290
Shareholders' reports - printing and mailing expenses                                    47,349                    748
Federal and state registration fees                                                      19,645                  3,622
Organizational expenses (note 1)                                                             --                  9,795
Other expenses                                                                           18,121                    632
---------------------------------------------------------------------------------------------------------------------------
Total expenses before reimbursement                                                   4,459,958                163,284
   Expense reimbursement (note 6)                                                      (989,872)              (108,413)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                          3,470,086                 54,871
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                24,225,117                418,298
===========================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS

Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                                    1,216,787                (70,626)
Net change in unrealized appreciation or depreciation
   of investments                                                                     8,326,260                204,943
---------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                             9,543,047                134,317
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         $ 33,768,164            $   552,615
===========================================================================================================================

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1 of the Notes to Financial Statements).

** Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1 of the Notes to Financial Statements).

N/A - Nuveen Flagship Kentucky Term is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

____
29

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                                        NUVEEN FLAGSHIP       FLAGSHIP
                                                  NUVEEN FLAGSHIP      FLAGSHIP             KENTUCKY          KENTUCKY
                                                      KENTUCKY*        KENTUCKY          LIMITED TERM**     LIMITED TERM
                                                  -------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                       5/31/97          5/31/96            5/31/97             5/31/96
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                             $ 24,225,117        $ 23,297,405      $   418,298         $   183,876
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                        1,216,787             746,629          (70,626)            (32,692)
Net change in unrealized appreciation or
 depreciation of investments                         8,326,260          (7,775,753)         204,943             (88,741)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          33,768,164          16,268,281          552,615              62,443
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
 Class A                                           (23,056,260)        (22,405,836)        (345,290)           (156,882)
 Class B                                                (3,383)                N/A              N/A                 N/A
 Class C                                            (1,154,172)           (950,670)         (70,918)            (27,984)
 Class R                                                (8,367)                N/A               (1)                N/A
From accumulated net realized gains from
 investment transactions:
 Class A                                              (227,076)                 --               --                  --
 Class B                                                    --                 N/A              N/A                 N/A
 Class C                                               (12,818)                 --               --                  --
 Class R                                                    --                 N/A               --                 N/A
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
to shareholders                                    (24,462,076)        (23,356,506)        (416,209)           (184,866)
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                    45,888,380          56,317,737        5,492,681          11,638,666
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                                  13,715,085          13,719,431          263,078             111,313
---------------------------------------------------------------------------------------------------------------------------
                                                    59,603,465          70,037,168        5,755,759          11,749,979
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                            (44,095,674)        (41,781,814)      (5,035,029)         (1,470,778)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 from Fund share transactions                       15,507,791          28,255,354          720,730          10,279,201
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                          24,813,879          21,167,129          857,136          10,156,778
---------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                431,455,376         410,288,247       10,156,778                  --
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                     $456,269,255        $431,455,376      $11,013,914         $10,156,778
---------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net
 investment income at end of year                 $      2,935        $         --      $     2,089         $        --
===========================================================================================================================

     * Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1 of the Notes to Financial Statements).

     ** Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1 of the Notes to Financial Statements).

     N/A - Flagship Kentucky and Flagship Kentucky Limited were not authorized to issue Class B or Class R Shares. Nuveen Flagship Kentucky Limited is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

_____
30

NOTES TO FINANCIAL STATEMENTS                        Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Kentucky Municipal Bond Fund and Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kentucky Triple Tax Exempt Fund ("Flagship Kentucky") and Flagship Kentucky Limited Term Municipal Bond Fund ("Flagship Kentucky Limited Term") were reorganized into the Trust and renamed Nuveen Flagship Kentucky Municipal Bond Fund ("Nuveen Flagship Kentucky") and Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Nuveen Flagship Kentucky Limited Term"), respectively.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Funds' investment portfolio are provided by a pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Funds had no such purchase commitments.

____
31

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Kentucky and Flagship Kentucky Limited Term were declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Kentucky state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended May 31, 1997, for each Fund have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, each Fund offers Class A, C and R Shares. Also effective February 1, 1997, Nuveen Flagship Kentucky began offering Class B Shares. Class A Shares are sold with a sales charge on purchases and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class

____
32

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of Nuveen Flagship Kentucky Limited Term (approximately $29,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of May 31, 1997, $9,795 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

____
33

2. FUND SHARES
Transactions in Fund shares were as follows:


                                                                NUVEEN FLAGSHIP                             FLAGSHIP
                                                                   KENTUCKY*                                 KENTUCKY
                                               ---------------------------------------------------------------------------------
                                                                   Year ended                               Year ended
                                                                     5/31/97                                  5/31/96
                                               ---------------------------------------------------------------------------------
                                                   Shares                   Amount              Shares                    Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                       3,460,838         $     37,993,876           4,371,220            $   48,186,156
  Class B                                          49,144                  540,802                 N/A                       N/A
  Class C                                         630,496                6,904,170             739,589                 8,131,581
  Class R                                          40,643                  449,532                 N/A                       N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                       1,178,853               12,941,813           1,186,665                13,067,258
  Class B                                              25                      269                 N/A                       N/A
  Class C                                          69,875                  766,751              59,216                   652,173
  Class R                                             570                    6,252                 N/A                       N/A
--------------------------------------------------------------------------------------------------------------------------------
                                                5,430,444               59,603,465           6,356,690                70,037,168
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                      (3,622,758)             (39,765,461)         (3,468,274)              (38,150,351)
  Class B                                              --                       --                 N/A                       N/A
  Class C                                        (394,142)              (4,330,213)           (330,172)               (3,631,463)
  Class R                                              --                       --                 N/A                       N/A
--------------------------------------------------------------------------------------------------------------------------------
                                               (4,016,900)             (44,095,674)         (3,798,446)              (41,781,814)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase                                   1,413,544         $     15,507,791           2,558,244            $   28,255,354
================================================================================================================================

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1).

N/A - Flagship Kentucky was not authorized to issue Class B or Class R Shares.

____
34

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                                   NUVEEN FLAGSHIP                      FLAGSHIP
                                                KENTUCKY LIMITED TERM            KENTUCKY LIMITED TERM
                                            -------------------------------------------------------------
                                                      YEAR ENDED                      YEAR ENDED
                                                       5/31/97                         5/13/96
                                            -------------------------------------------------------------
                                              SHARES             AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                    410,367      $   4,052,500        993,553      $ 9,842,618
  Class C                                    145,916          1,440,077        180,695        1,796,048
  Class R                                         10                104            N/A              N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                     22,414            221,045          9,926           98,135
  Class C                                      4,292             42,033          1,332           13,178
  Class R                                         --                 --            N/A              N/A
---------------------------------------------------------------------------------------------------------
                                             582,999          5,755,759      1,185,506       11,749,979
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                   (395,384)        (3,906,315)      (146,867)      (1,455,747)
  Class C                                   (114,591)        (1,128,714)        (1,526)         (15,031)
  Class R                                         --                 --            N/A              N/A
---------------------------------------------------------------------------------------------------------
                                            (509,975)        (5,035,029)      (148,393)      (1,470,778)
---------------------------------------------------------------------------------------------------------
Net increase                                  73,024      $     720,730      1,037,113      $10,279,201
=========================================================================================================

* Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1).

N/A -  Flagship Kentucky Limited Term was not authorized to issue
       Class R Shares.

____
35

3. DISTRIBUTIONS TO SHAREHOLDERS

On June 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                            NUVEEN FLAGSHIP     KENTUCKY LIMITED
                                                   KENTUCKY                 TERM
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                            $.0495               $.0365
  Class B                                             .0425                  N/A
  Class C                                             .0445                .0340
  Class R                                             .0515                .0385
--------------------------------------------------------------------------------

N/A - Nuveen Flagship Limited Term is not authorized to issue Class B Shares.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                             NUVEEN FLAGSHIP    KENTUCKY LIMITED
                                                    KENTUCKY              TERM**
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities              $68,275,595          $5,991,427
Temporary municipal investments                    1,500,000                  --

SALES
Investments in municipal securities               57,019,734           5,381,341
Temporary municipal investments                    1,500,000                  --
--------------------------------------------------------------------------------

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1).

** Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At May 31, 1997, Nuveen Flagship Kentucky Limited Term had unused capital loss carryforwards of $97,751 available for federal income tax purposes to be applied against future capital gains, if any. If not applied $27,151 of the carryover will expire in the year 2004 and $70,600 in the year 2005.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                            NUVEEN FLAGSHIP     KENTUCKY LIMITED
                                                   KENTUCKY                 TERM
--------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                  $24,178,042             $119,078
  depreciation                                     (329,896)              (2,876)
--------------------------------------------------------------------------------
Net unrealized appreciation..                   $23,848,146             $116,202
================================================================================

____
36

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Funds pay an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund as follows:

                                                        NUVEEN FLAGSHIP KENTUCKY
AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

                                           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM
AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .4500 of 1%
For the next $125 million                                            .4375 of 1
For the next $250 million                                            .4250 of 1
For the next $500 million                                            .4125 of 1
For the next $1 billion                                              .4000 of 1
For net assets over $2 billion                                       .3750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Kentucky paid a management fee of .5 of 1% of the average daily net assets and Flagship Kentucky Limited Term paid a management fee of .30 of 1% of the average daily net assets of $500 million or less and .25 of 1% of the average daily net assets in excess of $500 million. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

____
37

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        NUVEEN FLAGSHIP          NUVEEN FLAGSHIP
                                               KENTUCKY    KENTUCKY LIMITED TERM

--------------------------------------------------------------------------------
Gross sales charges collected                $1,045,600                  $24,300
Paid to authorized dealers                      902,900                   19,300
--------------------------------------------------------------------------------

The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $144,900 for Nuveen Flagship Kentucky and $7,700 for Nuveen Flagship Kentucky Limited Term in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained CDSC on share redemptions of approximately $11,500 for Nuveen Flagship Kentucky and $17,900 for Nuveen Flagship Kentucky Limited Term during the fiscal year ended May 31, 1997.

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                              NUVEEN FLAGSHIP
                                                                         NUVEEN FLAGSHIP     KENTUCKY LIMITED
                                                                               KENTUCKY                  TERM
--------------------------------------------------------------------------------------------------------------
Capital paid-in                                                            $431,802,928           $10,998,941
Balance of undistributed net investment income                                    2,935                 2,089
Accumulated net realized gain (loss) from investment transactions               615,246              (103,318)
Net unrealized appreciation of investments                                   23,848,146               116,202
--------------------------------------------------------------------------------------------------------------
  Net assets                                                               $456,269,255           $11,013,914
==============================================================================================================

____
38

FINANCIAL HIGHLIGHTS

____
39

              Financial Highlights


              Selected data for a share outstanding throughout each period is as follows:
CLASS (INCEPTION DATE)     OPERATING PERFORMANCE      LESS DISTRIBUTIONS
                           ---------------------      ------------------


                                                                 NET
NUVEEN FLAGSHIP KENTUCKY++          NET                 REALIZED AND    DIVIDENDS                       NET       TOTAL
                                  ASSET                   UNREALIZED    FROM TAX-                     ASSET      RETURN
                                  VALUE          NET     GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS     VALUE      ON NET
YEAR ENDING                   BEGINNING   INVESTMENT            FROM   INVESTMENT    FROM CAPITAL    END OF       ASSET
MAY 31,                       OF PERIOD    INCOME(B)     INVESTMENTS       INCOME           GAINS    PERIOD    VALUE(A)
-----------------------------------------------------------------------------------------------------------------------
CLASS A (5/87)
 1997                            $10.82         $.60           $ .24        $(.60)          $(.01)   $11.05        7.87%
 1996                             10.99          .61            (.17)        (.61)             --     10.82        4.04
 1995                             10.65          .61             .35         (.62)             --     10.99        9.42
 1994                             11.06          .62           ( .40)        (.63)             --     10.65        1.90
 1993                             10.45          .64             .62         (.65)             --     11.06       12.41
 1992                             10.19          .66             .27         (.66)           (.01)    10.45        9.46
 1991                              9.87          .66             .32         (.66)             --     10.19       10.37
 1990                              9.97          .66            (.05)        (.66)           (.05)     9.87        6.92
 1989                              9.38          .67             .60         (.67)           (.01)     9.97       14.31
 1988                              9.37          .66             .02         (.67)             --      9.38        7.79

CLASS B (2/97)
 1997(c)                          11.07          .17            (.01)        (.17)             --     11.06        1.47

CLASS C (10/93)
 1997                             10.81          .54             .24         (.54)           (.01)    11.04        7.29
 1996                             10.99          .54            (.17)        (.55)             --     10.81        3.38
 1995                             10.65          .55             .35         (.56)             --     10.99        8.82
 1994(c)                          11.46          .36            (.81)        (.36)             --     10.65       (5.88)+

CLASS R (2/97)
 1997(c)                          11.08          .20            (.04)        (.21)             --     11.03        1.42
-----------------------------------------------------------------------------------------------------------------------

            +     Annualized.

            ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kentucky.

            (a) Total returns are calculated on net asset value without any sales charge.

            (b) After waiver of certain management fees a reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

            (c)   From commencement of class operations as noted.

____
40

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                                    RATIOS/SUPPLEMENTAL   DATA
---------------------------------------------------------------------------------------------------------------
                                              RATIO                              RATIO
                                             OF NET                             OF NET
                          RATIO OF       INVESTMENT         RATIO OF        INVESTMENT
                          EXPENSES        INCOME TO         EXPENSES         INCOME TO
                        TO AVERAGE          AVERAGE       TO AVERAGE           AVERAGE
                        NET ASSETS       NET ASSETS       NET ASSETS        NET ASSETS
      NET ASSETS            BEFORE           BEFORE            AFTER             AFTER             PORTFOLIO
   END OF PERIOD        REIMBURSE-       REIMBURSE-       REIMBURSE-        REIMBURSE-              TURNOVER
  (IN THOUSANDS)              MENT             MENT          MENT(B)           MENT(B)                  RATE
---------------------------------------------------------------------------------------------------------------
       $430,803          .99%                 5.20%              .75%          5.44%                     13%
        410,808         1.02                  5.19               .71           5.50                      17
        394,457         1.04                  5.49               .68           5.85                      28
        369,495         1.03                  5.15               .58           5.60                      12
        309,223         1.05                  5.52               .61           5.96                      15
        207,395         1.05                  5.96               .62           6.39                       5
        142,449         1.06                  6.31               .72           6.65                      23
        111,234         1.07                  6.31               .75           6.63                      57
         72,059         1.11                  6.50               .67           6.94                      32
         40,945         1.10                  6.50               .51           7.09                      36

            544         1.59+                 4.56+             1.39+          4.76+                     13

         24,468         1.54                  4.64              1.29           4.89                      13
         20,647         1.57                  4.63              1.27           4.93                      17
         15,831         1.58                  4.92              1.23           5.27                      28
         11,172         1.65+                 4.39+             1.08+          4.96+                     12

            455          .64+                 5.62+              .49+          5.77+                     13
---------------------------------------------------------------------------------------------------------------

____
41

CLASS (INCEPTION DATE)      OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                            ---------------------        ------------------

                                                                   NET
NUEVEEN FLAGSHIP KENTUCKY            NET                  REALIZED AND     DIVIDENDS                       NET        TOTAL
LIMITED TERM ++                    ASSET                    UNREALIZED     FROM TAX-                     ASSET       RETURN
                                   VALUE          NET      GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS     VALUE       ON NET
YEAR ENDING                    BEGINNING   INVESTMENT             FROM     NVESTMENT    FROM CAPITAL    END OF        ASSET
MAY 31,                        OF PERIOD    INCOME(B)      INVESTMENTS        INCOME           GAINS    PERIOD     VALUE(A)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/95)
   1997                        $ 9.79       $   .45       $  .12          $  (.44)     $        --      $  9.92        5.96%
   1996(c)                       9.75           .31          .04             (.31)              --         9.79        5.45+

CLASS C (9/95)
   1997                          9.79           .41          .13             (.41)              --         9.92        5.64
   1996(c)                       9.75           .29          .04             (.29)              --         9.79        5.12+

CLASS R (2/97)
    1997(c)                      9.98           .15         (.10)            (.11)              --         9.92         .56
----------------------------------------------------------------------------------------------------------------------------

            +   Annualized.

            ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kentucky Limited Term.

            (a) Total returns are calculated on net asset value without any sales charge.

            (b) After waiver of certain management fees a reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

            (c) From commencement of class operations as noted.

____
42

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                     RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
                                           RATIO                          RATIO
                                          OF NET                         OF NET
                          RATIO OF    INVESTMENT      RATIO OF       INVESTMENT
                          EXPENSES     INCOME TO      EXPENSES        INCOME TO
                        TO AVERAGE       AVERAGE    TO AVERAGE          AVERAGE
                        NET ASSETS    NET ASSETS    NET ASSETS       NET ASSETS
      NET ASSETS            BEFORE        BEFORE         AFTER            AFTER       PORTFOLIO
   END OF PERIOD        REIMBURSE-    REIMBURSE-    REIMBURSE-       REIMBURSE-        TURNOVER
  (IN THOUSANDS)              MENT          MENT       MENT(B)          MENT(B)            RATE
------------------------------------------------------------------------------------------------
         $8,870               1.68%         3.37%          .53%            4.52%             56%
          8,389               1.67+         3.07+          .37+            4.37+             48

          2,144               2.00          3.03           .84             4.19              56
          1,767               1.98+         2.78+          .64+            4.12+             48

             --                .86+         4.87+           --             5.73+             56
------------------------------------------------------------------------------------------------

____
43

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUNDS:

We have audited the accompanying statements of net assets of the Nuveen Flagship Kentucky Municipal Bond Fund and the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, including the portfolios of investments, as of May 31, 1997, the related statements of operations for the period then ended, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Funds' custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Kentucky Municipal Bond Fund and the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund at May 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

____
44

                                SHAREHOLDER MEETING REPORT
                                FLAGSHIP KENTUCKY

                                                       A SHARES        C SHARES
--------------------------------------------------------------------------------
 ADVISORY AGREEMENT             For                  26,511,504       1,367,473
                                Against                 279,402          12,849
                                Abstain                 689,371          48,871
                                ------------------------------------------------
                                Total                27,480,277       1,429,193
--------------------------------------------------------------------------------
                                Broken Non Votes        572,866          89,338
--------------------------------------------------------------------------------
 REORGANIZATION                 For                  19,328,955       1,082,344
                                Against                 355,112          10,609
                                Abstain                 792,438          39,135
                                ------------------------------------------------
                                Total                20,476,505       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,638         366,443
--------------------------------------------------------------------------------
 INVESTMENT OBJECTIVE           For                  19,055,340       1,066,445
                                Against               1,290,229          59,292
                                Abstain                  10,937           6,351
                                ------------------------------------------------
                                Total                20,356,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,696,637         386,443
--------------------------------------------------------------------------------
 INVESTMENT ASSETS              For                  19,104,210       1,065,759
                                Against               1,214,193          59,978
                                Abstain                 158,103           6,351
                                ------------------------------------------------
                                Total                20,476,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,637         386,443
--------------------------------------------------------------------------------
 TYPE OF SECURITIES             For                  19,117,189       1,062,856
                                Against               1,207,360          61,152
                                Abstain                 151,957           8,080
                                ------------------------------------------------
                                Total                20,476,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,756,637         386,443
--------------------------------------------------------------------------------
 BORROWING                      For                  19,092,977       1,061,224
                                Against               1,232,888          63,678
                                Abstain                 150,641           7,186
                                ------------------------------------------------
                                Total                20,476,506       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,637         386,443
--------------------------------------------------------------------------------
 PLEDGES                        For                  19,104,719       1,062,230
                                Against               1,216,844          62,672
                                Abstain                 154,942           7,186
                                ------------------------------------------------
                                Total                20,476,505       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,638         386,443
--------------------------------------------------------------------------------
 SENIOR SECURITIES              For                  19,114,011       1,063,750
                                Against               1,195,946          61,152
                                Abstain                 166,548           7,186
                                ------------------------------------------------
                                Total                20,476,505       1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes      7,576,638         386,443
                                ------------------------------------------------

____
45

                                SHAREHOLDER MEETING REPORT
                                FLAGSHIP KENTUCKY - CONTINUED

                                                    A SHARES           C SHARES
--------------------------------------------------------------------------------
 UNDERWRITING                   For               19,127,634          1,062,805
                                Against            1,204,466             62,097
                                Abstain              144,405              7,186
                                ------------------------------------------------
                                Total             20,476,505          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,638            386,443
--------------------------------------------------------------------------------
 REAL ESTATE                    For               18,833,681          1,063,750
                                Against            1,484,597             61,152
                                Abstain              158,228              7,186
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 COMMODITIES                    For               18,845,928          1,065,308
                                Against            1,479,776             63,617
                                Abstain              150,801              3,163
                                ------------------------------------------------
                                Total             20,476,505          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,638            386,443
--------------------------------------------------------------------------------
 LOANS                          For               19,083,543          1,062,230
                                Against            1,243,491             62,672
                                Abstain              149,472              7,186
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 SHORT SALES/MARGIN PURCHASES   For               18,829,402          1,066,253
                                Against            1,482,740             62,672
                                Abstain              164,364              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 PUT AND CALL OPTIONS           For               18,835,694          1,062,230
                                Against            1,478,396             62,672
                                Abstain              162,415              7,186
                                ------------------------------------------------
                                Total             20,476,505          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,638            386,443
--------------------------------------------------------------------------------
 INDUSTRY CONCENTRATION         For               19,118,304          1,067,773
                                Against            1,201,668             61,152
                                Abstain              156,534              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 AFFILIATE PURCHASES            For               18,876,434          1,067,773
                                Against            1,435,232             61,152
                                Abstain              164,840              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
                                ------------------------------------------------

____
46

                                                   Nuveen Municipal Bond Funds
                                                    May 31, 1997 Annual Report

                                                    A SHARES           C SHARES
--------------------------------------------------------------------------------
 DIV VS. NON-DIV                For               19,089,883          1,067,773
                                Against            1,203,959             61,152
                                Abstain              182,664              3,163
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 INVESTMENT COMPANIES           For               19,003,226          1,066,445
                                Against            1,309,149             58,457
                                Abstain              164,131              7,186
                                ------------------------------------------------
                                Total             20,476,506          1,132,088
--------------------------------------------------------------------------------
                                Broker Non Votes   7,576,637            386,443
--------------------------------------------------------------------------------
 12B-1 FEES                     For               26,093,842          1,319,705
                                Against              453,326             44,726
                                Abstain              933,110             64,762
                                ------------------------------------------------
                                Total             27,480,278          1,429,193
--------------------------------------------------------------------------------
                                Broker Non Votes     572,865             89,338
--------------------------------------------------------------------------------
 DIRECTORS
--------------------------------------------------------------------------------
 Bremner                        For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Brown                          For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Dean                           For               27,447,695          1,471,678
                                Withhold             605,448             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Impellizzeri                   For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Rosenheim                      For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Sawers                         For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Schneider                      For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
--------------------------------------------------------------------------------
 Schwertfeger                   For               27,449,474          1,471,678
                                Withhold             603,669             46,853
                                ------------------------------------------------
                                Total             28,053,143          1,518,531
                                ------------------------------------------------

____
47

                              SHAREHOLDER MEETING REPORT
                              FLAGSHIP KENTUCKY LIMITED TERM

                                                      A SHARES       C SHARES
-----------------------------------------------------------------------------
 ADVISORY AGREEMENT           For                      593,989        107,587
                              Against                       --             --
                              Abstain                    1,503             --
                              -----------------------------------------------
                              Total                    595,492        107,587
-----------------------------------------------------------------------------
                              Broker Non Votes              --          8,610
-----------------------------------------------------------------------------
 REORGANIZATION               For                      505,309         79,762
                              Against                    1,094             --
                              Abstain                    1,503          1,999
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 INVESTMENT OBJECTIVE         For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 INVESTMENT ASSETS            For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 TYPE OF SECURITIES           For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 BORROWING                    For                      505,309         78,741
                              Against                    2,597          3,020
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 PLEDGES                      For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 SENIOR SECURITIES            For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------

____
48

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                                                      A SHARES       C SHARES
-----------------------------------------------------------------------------
 UNDERWRITING                 For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 REAL ESTATE                  For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 COMMODITIES                  For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 LOANS                        For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 SHORT SALES/MARGIN
   PURCHASES                  For                      505,309         78,741
                              Against                    2,597          3,020
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 PUT AND CALL OPTIONS         For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 INDUSTRY CONCENTRATION       For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
AFFILIATE PURCHASES           For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------

____
49

                              SHAREHOLDER MEETING REPORT
                              FLAGSHIP KENTUCKY LIMITED TERM
                              --CONTINUED

                                                      A SHARES       C SHARES
-----------------------------------------------------------------------------
 INVESTMENT COMPANIES         For                      505,309         79,762
                              Against                    2,597          1,999
                              Abstain                       --             --
                              -----------------------------------------------
                              Total                    507,906         81,761
-----------------------------------------------------------------------------
                              Broker Non Votes          87,586         34,436
-----------------------------------------------------------------------------
 12b-1 FEES                   For                      539,892        107,587
                              Against                       --             --
                              Abstain                   55,600             --
                              -----------------------------------------------
                              Total                    595,492        107,587
-----------------------------------------------------------------------------
                              Broker Non Votes              --          8,610
-----------------------------------------------------------------------------
 DIRECTORS
-----------------------------------------------------------------------------
 Bremner                      For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Brown                        For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Dean                         For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Impellizzeri                 For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Rosenheim                    For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Sawers                       For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Schneider                    For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
-----------------------------------------------------------------------------
 Schwertfeger                 For                      591,255        116,197
                              Withhold                   4,237             --
                              -----------------------------------------------
                              Total                    595,492        116,197
                              -----------------------------------------------

____
50

NUVEEN fAMILY OF MUTUAL FUNDS Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama             Michigan
Arizona             Missouri
California          New Jersey
Colorado            New Mexico
Connecticut         New York
Florida             North Carolina
Georgia             Ohio
Kansas              Pennsylvania
Kentucky            South Carolina
Louisiana           Tennessee
Maryland            Virginia
Massachusetts       Wisconsin

SHAREHOLDER INFORMATION

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
51

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
 & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
52

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

[LETTERHEAD OF NUVEEN APPEARS HERE]

SERVING INVESTORS
FOR GENERATIONS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
Municipal
Bonds Funds



May 31, 1997


Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


Wisconsin

[PHOTO APPEARS HERE]

Contents

 1  Dear Shareholder

 3  Answering Your Questions

 6  Wisconsin Overview

 9  Financial Section

27  Shareholder Meeting Report

31  Shareholder Information

32  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Dear Shareholder


It's a pleasure to report to you on the performance of the Nuveen Flagship Wisconsin Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 7.40% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.56% for Class A shares. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 8.69% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

Answering Your Questions

[Photo of Ted Neild Appears Here]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.


What are the investment objectives of the fund?
The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?
To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year? The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."



Given this market environment, how did the fund perform?
The Wisconsin Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 7.40% for Class A shares, including price changes and reinvested dividends. Because of the difficulty in finding bonds that are exempt from state as well as federal income taxes, the fund lagged behind the Lehman Municipal Bond Index. However, the fund performed well compared with its peers and reflects the nature of the Wisconsin municipal bond market at this time.

What strategies did you employ to add value?
We continue to meet the investment goals of the fund although it is difficult to find Wisconsin bonds that meet the credit quality standards of the fund. In-state securities now represent 62% of total assets and the fund is well-diversified across credit sectors with just over 12% invested in each of the healthcare, hospital and multi-family housing sectors.

What is the current status of Wisconsin's municipal market?
The municipal bond market remains healthy in Wisconsin. The strong Midwest economy has resulted in credit upgrades around the region and has been a factor municipal bond prices. Although new issue volume dropped 12% across the state, municipal issuance still exceeded $1.7 billion in the first half of the year. The difficulty in finding bonds that are exempt from both state and federal income tax is a perennial problem. Individual income taxes represent the largest source of state revenues, which accounts for the demand for these double-exempt bonds. Evidence of the state's economic boom is apparent as property values increased at close to 8.0% annually in each of the last four years, and the median household income has surpassed that of the nation as a whole.

What is the current outlook for the municipal market?
As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Wisconsin
Overview

Credit Quality

[Pie Chart Appears Here]

BBB/NR    37%
A         22%
AA         7%
AAA       34%

Diversification

[Pie Chart Appears Here]

Hospitals             25%
Utility                7%
Housing Facilities    17%
Escrowed Bonds         5%
Other                 18%
Pollution Control      8%
Tax Revenue           14%
General Obligations    6%




Fund Highlights
================================================================================
Share Class                                     A         B        C          R
Inception Date                               6/94      2/97     2/97       2/97
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       $9.80     $9.82    $9.82      $9.82
================================================================================

================================================================================
Total Net Assets ($000)                                                 $14,141
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         20.60
--------------------------------------------------------------------------------
Duration (years)                                                           8.37
================================================================================

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)        B       C        R
1-Year                                7.40%     2.89%    6.98%   7.20%    7.67%
--------------------------------------------------------------------------------
Since Inception                       6.02%     4.51%    5.49%   5.70%    6.11%
================================================================================

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)        B       C         R
Dist Rate                             5.16%     4.94%    4.40%   4.59%     5.34%
--------------------------------------------------------------------------------
SEC 30-Day Yld                        5.56%     5.32%    4.81%   5.01%     5.76%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  8.69%     8.31%    7.52%   7.83%     9.00%
================================================================================

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year and since inception total returns above would be 2.98% and 4.28%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 36%.
    Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                   Nuveen Flagship Wisconsin Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.


Index Comparison*

[LINE CHART APPEARS HERE]

               Lehman Brothers     Nuveen Flagship        Nuveen Flagship
                 Municipal       Wisconsin Municipal    Wisconsin Municipal
                Bond Index         Bond Fund (NAV)       Bond Fund (Offer)
June 1994         10,000                10,000                   9,580
May 1995        10,573.4              10,381.2                9,945.19
May 1996        11,413.9              11,055.3                10,590.9
June 1997       12,459.9              11,914.2                11,413.8

 ...  Lehman Brothers Municipal Bond Index                      $12,460
 ...  Nuveen Flagship Wisconsin Municipal Bond Fund (NAV)       $11,914
 ...  Nuveen Flagship Wisconsin Municipal Bond Fund (Offer)     $11,414

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

June 1996                0.04139
July 1996                0.04277
August 1996              0.04277
September 1996           0.04139
October 1996             0.04277
November 1996            0.04139
December 1996            0.04277
January 1997             0.04289
February 1997             0.0421
March 1997                0.0421
April 1997                0.0421
May 1997                  0.0421

7

Financial Section

    Contents

10  Portfolio of Investments

14  Statement of Net Assets

15  Statement of Operations

16  Statement of Changes in Net Assets

17  Notes to Financial Statements

23  Financial Highlights

26  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Wisconsin



  Principal                                                             Optional Call                           Market
     Amount     Description                                               Provisions*      Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
                Education -- 2.2%
$  325,000      University of Puerto Rico, University Revenues,       6/05 at 101 1/2             AAA       $  311,448
                  Series M, 5.250%, 6/01/25
----------------------------------------------------------------------------------------------------------------------
                Health Care -- 12.3%
                Sheboygan County, Wisconsin, Housing
                Authority, Housing Revenue Refunding,
                Rocky Knoll Health Center Project:
   150,000        5.300%, 12/01/17                                       12/04 at 100              A1          145,710
   195,000        5.300%, 12/01/18                                       12/04 at 100              A1          188,803
   395,000        5.300%, 12/01/19                                       12/04 at 100              A1          381,661

 1,000,000      Superior, Wisconsin, Housing Authority Housing            7/04 at 102             N/R        1,018,790
                  Revenue Refunding, GNMA Collateralized,
                  St. Francis Project, 6.150%, 7/20/31
----------------------------------------------------------------------------------------------------------------------
                Hospitals -- 12.2%

   575,000      Puerto Rico Industrial Tourist Educational Medical and    7/05 at 102             AAA          605,234
                  Environmental Control Facilities Financing Authority,
                  Hospital Revenue, Hospital Auxilio Mutuo
                  Obligation Group, Series A, 6.250%, 7/01/24

   450,000      Puerto Rico Industrial Tourist Educational Medical    8/05 at 101 1/2             AAA          463,847
                  and Environmental Control Facilities Financing
                  Authority, Hospital Revenue, Refunding, Pila
                  Hospital Project A, 5.875%, 8/01/12

   100,000      Superior, Wisconsin, Redevelopment Authority              5/02 at 102              AA          102,703
                  Revenue, Superior Memorial Hospital Mortgage,
                  5.300%, 5/01/04

                Superior, Wisconsin, Redevelopment Authority
                Revenue, Superior Memorial Hospital Mortgage:
   210,000        5.300%, 11/01/04                                        5/02 at 102              AA          215,676
   150,000        5.600%, 11/01/07                                        5/02 at 102              AA          155,336
   175,000        5.700%, 11/01/09                                        5/02 at 102              AA          179,869
----------------------------------------------------------------------------------------------------------------------
                Housing/Multi Family -- 12.5%

                Dane County, Wisconsin, Housing Authority
                Multifamily Revenue, Forest Harbor
                Apartments Project:
    25,000        5.900%, 7/01/12                                         7/02 at 102             N/R           25,568
    50,000        5.950%, 7/01/13                                         7/02 at 102             N/R           50,841
    50,000        6.000%, 7/01/14                                         7/02 at 102             N/R           50,577

                                                                                            Nuveen Municipal Bond Fund
                                                                                            May 31, 1997 Annual Report


   Principal                                                                Optional Call                       Market
      Amount    Description                                                   Provisions*     Ratings**          Value
----------------------------------------------------------------------------------------------------------------------
                Housing/Multi Family -- continued

  $  425,000    Madison, Wisconsin, Community Development                    12/02 at 102           N/R     $  430,070
                  Authority, Multifamily Revenue, Nichols
                  Station II Project, 4.950%, 12/01/07

     200,000    Milwaukee, Wisconsin, Redevelopment Authority Multifamily     8/07 at 102           N/R        199,980
                  Revenue, City Hall,
                  6.000%, 8/01/22

                Waukesha, Wisconsin, Housing Authority Multifamily
                Revenue Refunding, Westgrove Woods,
                Series A:
     350,000      5.800%, 12/01/18                                           12/06 at 102           AAA        350,000
     650,000      6.000%, 12/01/31                                           12/06 at 102           AAA        653,751
----------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 4.3%

     300,000    Puerto Rico Housing Bank and Finance Agency,                  4/05 at 102           AAA        305,037
                  Single Family Mortgage Revenue, Afford Housing
                  Mortgage, Portfolio I, 6.250%, 4/01/29

     300,000    Virgin Islands Housing Finance Authority, Single              3/05 at 102           AAA        307,377
                  Family Revenue Refunding, Series A, 6.450%, 3/01/16
----------------------------------------------------------------------------------------------------------------------
                Industrial Development and Pollution Control -- 7.6%

                Menomonee Falls, Wisconsin, Community
                Development Authority Development Revenue,
                Herker Industries Inc. Project:
     255,000      5.200%, 3/01/07                                             3/01 at 103           N/R        257,688
     300,000      5.250%, 3/01/08                                             3/01 at 103           N/R        302,130

     500,000    Puerto Rico Ports Authority Revenue, Special                  6/06 at 102          BBB-        510,770
                  Facilities American Airlines,
                  Series A, 6.250%, 6/01/26
----------------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Other -- 16.3%

   1,500,000    Cudahy, Wisconsin, Community Development                      6/06 at 100           N/R      1,481,700
                  Authority Redevelopment Lease Revenue,
                  6.000%, 6/01/11

     300,000    Madison, Wisconsin, Community Development                     3/05 at 100           Aa2        319,479
                  Authority Revenue, Lease, Monona Terrace
                  Community and Convention Center Project,
                  6.100%, 3/01/10

     500,000    Wauwatosa, Wisconsin, Redevelopment Authority                12/07 at 100           AAA        502,080
                  Redevelopment Lease Revenue, 5.650%, 12/01/16

Portfolio of Investments
Nuveen Flagship Wisconsin -- continued


          Principal                                                             Optional Call                    Market
             Amount      Description                                             Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility -- 6.9%

                         Guam Power Authority Revenue, Series A:
         $  315,000        6.300%, 10/01/22                                       10/02 at 102       BBB       $318,556
            285,000        5.250%, 10/01/23                                       10/03 at 102       BBB        253,251

                         Puerto Rico Electric Power Authority, Power Revenue
                         Formerly Puerto Rico Commonwealth Water
                         Resource Authority Power, Series T:
            115,000        6.000%, 7/01/16                                         7/04 at 102       BBB+       116,884
            145,000        6.375%, 7/01/24                                         7/04 at 102       BBB+       154,129

            125,000      Puerto Rico Telephone Authority Revenue Refunding,
                           Series M, 5.400%, 1/01/08                               1/03 at 101 1/2     A+       127,133
-----------------------------------------------------------------------------------------------------------------------
                         Pre-refunded -- 4.7%

            590,000      Puerto Rico Commonwealth, Public Improvement,             7/02 at 101 1/2   AAA        657,962
                           6.800%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------
                         Special Tax Revenue -- 13.8%

            320,000      Puerto Rico Commonwealth Highway and                      7/02 at 101 1/2     A        343,606
                           Transportation Authority, Highway Revenue
                           Refunding, Series V, 6.625%, 7/01/12

                         Southeast Wisconsin Professional Baseball Park
                         District, Sales Tax Revenue:
            225,000        5.650%, 12/15/16                                        3/07 at 101       AAA        226,841
            400,000        5.800%, 12/15/26                                        3/07 at 101       AAA        402,028

          1,000,000      Wisconsin Center District, Wisconsin Tax Revenue,        12/06 at 101         A        995,480
                           Junior Dedicated, Series B, 5.700%, 12/15/20


                                                                                          Nuveen Municipal Bond Fund
                                                                                          May 31, 1997 Annual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         State/Territorial General Obligations -- 5.5%

          $   200,000    Puerto Rico Commonwealth Aqueduct and Sewer        7/06 at 101 1/2           A  $   185,060
                           Authority Revenue Refunding,
                           5.000%, 7/01/15

              600,000    Puerto Rico Public Buildings Authority,            7/03 at 101 1/2           A      599,624
                           Guaranteed Public Education and Health
                           Facilities, Refunding, Series M,
                           5.750%, 7/01/15
--------------------------------------------------------------------------------------------------------------------
          $13,750,000    Total Investments -- (cost $13,612,891) -- 98.3%                                 13,896,679
=====================-----------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.7%                                               244,115
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                              $14,140,794
                         ===========================================================================================
                         *    Optional Call Provisions (not covered by the report of independent auditors): Dates
                              (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         **   Ratings (not covered by the report of independent auditors): Using the higher of
                              Standard & Poor's or Moody's rating.

                         N/R--Investment is not rated.

                                 See accompanying notes to financial statements.
13

Statement of Net Assets
May 31, 1997


                                                                 Nuveen Flagship
                                                                       Wisconsin
--------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)        $13,896,679
Receivables:
  Interest                                                               293,446
  Shares sold                                                            110,360
Other assets                                                               9,630
--------------------------------------------------------------------------------
  Total assets                                                        14,310,115
--------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            66,918
Payable for Shares redeemed                                                8,440
Accrued expenses:
  Management fees (note 6)                                                   756
  12b-1 distribution and service fees (notes 1 and 6)                      2,406
  Other                                                                   30,822
Dividends payable                                                         59,979
--------------------------------------------------------------------------------
  Total liabilities                                                      169,321
--------------------------------------------------------------------------------
Net assets (note 7)                                                  $14,140,794
================================================================================
Class A Shares (note 1)
Net assets                                                           $14,004,043
Shares outstanding                                                     1,429,209
Net asset value and redemption price per share                       $      9.80
  Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                   $     10.23
================================================================================
Class B Shares (note 1)
Net assets                                                           $    20,426
Shares outstanding                                                         2,080
Net asset value, offering and redemption price per share             $      9.82
================================================================================
Class C Shares (note 1)
Net assets                                                           $    76,069
Shares outstanding                                                         7,750
Net asset value, offering and redemption price per share             $      9.82
================================================================================
Class R Shares (note 1)
Net assets                                                           $    40,256
Shares outstanding                                                         4,100
Net asset value, offering and redemption price per share             $      9.82
================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations                               Nuveen Municipal Bond Fund
Year ended May 31, 1997                               May 31, 1997 Annual Report


                                                                 Nuveen Flagship
                                                                      Wisconsin*
--------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                   $ 764,472
--------------------------------------------------------------------------------

Expenses:
Management fees (note 6)                                                 69,139
12b-1 service fees-Class A (notes 1 and 6)                               44,299
12b-1 distribution and service fees-Class B (notes 1 and 6)                  27
12b-1 distribution and service fees-Class C (notes 1 and 6)                  50
Shareholders' servicing agent fees and expenses                          16,377
Custodian's fees and expenses                                            37,281
Trustees' fees and expenses (note 6)                                        332
Professional fees                                                         7,061
Shareholders' reports - printing and mailing expenses                     2,197
Federal and state registration fees                                       4,867
Organizational expenses (note 1)                                         32,688
Other expenses                                                              762
--------------------------------------------------------------------------------
Total expenses before reimbursement                                     215,080
--------------------------------------------------------------------------------
   Expense reimbursement (note 6)                                      (146,340)
--------------------------------------------------------------------------------
Net expenses                                                             68,740
--------------------------------------------------------------------------------
Net investment income                                                   695,732
--------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)           56,143
Net change in unrealized appreciation or depreciation of investments    197,701
--------------------------------------------------------------------------------
Net gain from investments                                               253,844
--------------------------------------------------------------------------------
Net increase in net assets from operations                            $ 949,576
================================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1 of the Notes to Financial Statements).







                                 See accompanying notes to financial statements.

Statement of Changes of Net Assets


                                                                 Nuveen Flagship               Flagship
                                                                      Wisconsin*              Wisconsin
-------------------------------------------------------------------------------------------------------
                                                                      Year ended             Year ended
                                                                         5/31/97                5/31/96
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $   695,732           $   561,653
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                         56,143                (9,379)
Net change in unrealized appreciation or depreciation
  of investments                                                         197,701              (229,560)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               949,576               322,714
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                               (695,122)             (567,424)
  Class B                                                                   (113)                  N/A
  Class C                                                                   (292)                   --
  Class R                                                                   (179)                  N/A
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (695,706)             (567,424)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       3,122,525             5,370,133
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                          436,454               338,221
-------------------------------------------------------------------------------------------------------
                                                                       3,558,979             5,708,354
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (2,042,200)           (1,371,741)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from
Fund share transactions                                                1,516,779             4,336,613
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                             1,770,649             4,091,903
Net assets at the beginning of year                                   12,370,145             8,278,242
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $14,140,794           $12,370,145
=======================================================================================================
Balance of undistributed net investment income at end of year        $        26           $        --
=======================================================================================================
*    Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship
     Wisconsin (see note 1 of the Notes to Financial Statements).

N/A--Flagship Wisconsin was not authorized to issue Class B or Class R Shares.




                                 See accompanying notes to financial statements.

Notes to Financial Statements



                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Wisconsin Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Wisconsin Double Tax Exempt Fund ("Flagship Wisconsin") was reorganized into the Trust and renamed Nuveen Flagship Wisconsin Municipal Bond Fund ("Nuveen Flagship Wisconsin").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Wisconsin was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Wisconsin state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $98,000) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of May 31, 1997, $32,688 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                      Nuveen Flagship              Flagship
                                                         Wisconsin*                Wisconsin
                                                 ---------------------------------------------------
                                                    Year ended 5/31/97         Year ended 5/31/96
                                                 ---------------------------------------------------
                                                  Shares          Amount       Shares       Amount
----------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                       307,424       $ 2,987,828    548,166   $ 5,370,133
   Class B                                         2,074            20,074        N/A           N/A
   Class C                                         7,750            75,100         --            --
   Class R                                         4,100            39,523        N/A           N/A
Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                                        44,825           436,398     34,403       338,221
   Class B                                             6                56        N/A           N/A
   Class C                                            --                --         --            --
   Class R                                            --                --        N/A           N/A
----------------------------------------------------------------------------------------------------
                                                 366,179         3,558,979    582,569     5,708,354
----------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                      (210,809)       (2,042,200)  (140,063)   (1,371,741)
   Class B                                            --                --        N/A           N/A
   Class C                                            --                --         --            --
   Class R                                            --                --        N/A           N/A
----------------------------------------------------------------------------------------------------
                                                (210,809)       (2,042,200)  (140,063)   (1,371,741)
----------------------------------------------------------------------------------------------------
Net increase                                     155,370       $ 1,516,779    442,506   $ 4,336,613
====================================================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1).
  N/A--Flagship Wisconsin was not authorized to issue Class B or Class R Shares.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


3. Distributions to Shareholders

On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                Nuveen Flagship
                                                                      Wisconsin
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                $.0420
  Class B                                                                 .0360
  Class C                                                                 .0375
  Class R                                                                 .0435
-------------------------------------------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                Nuveen Flagship
                                                                     Wisconsin*
-------------------------------------------------------------------------------
Purchases
Investments in municipal securities                                  $7,247,103
Temporary municipal investments                                         400,000
Sales
Investments in municipal securities                                   5,515,347
Temporary municipal investments                                         400,000
===============================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, Nuveen Flagship Wisconsin had an unused capital loss carryforward of $7,162 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2004.

5. Unrealized Appreciation  (Depreciation)
At May 31, 1997, net unrealized appreciation aggregated $283,788 of which $300,925 related to appreciated securities and $17,137 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Wisconsin paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $111,000 of which approximately $96,600 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                  Nuveen Flagship
                                                                        Wisconsin
---------------------------------------------------------------------------------
Capital paid-in                                                       $13,864,142
Balance of undistributed net investment income                                 26
Accumulated net realized gain (loss) from investment transactions          (7,162)
Net unrealized appreciation of investments                                283,788
---------------------------------------------------------------------------------
  Net assets                                                          $14,140,794
=================================================================================

22

                             Financial Highlights

                             Financial Highlights

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                     Operating performance          Less distributions
                                         -------------------------    ---------------------------

                                                               Net
NUVEEN FLAGSHIP WISCONSIN++       Net                 realized and     Dividends                        Net      Total
                                asset                   unrealized     from tax-                      asset     return
                                value           Net    gain (loss)    exempt net    Distributions     value     on net
Year ending                 beginning    investment           from    investment     from capital    end of      asset
May 31,                     of period     income(b)    investments        income            gains    period    value(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (6/94)
  1997                          $9.61          $.51         $ .19         $(.51)              $--     $9.80       7.40%
  1996                           9.79           .50          (.18)         (.50)               --      9.61       3.35
  1995(c)                        9.58           .49           .21          (.49)               --      9.79       7.36+
Class B (2/97)
  1997(c)                        9.87           .12          (.06)         (.11)               --      9.82        .60
Class C (2/97)
  1997(c)                        9.87           .13          (.07)         (.11)               --      9.82        .65
Class R (2/97)
  1997(c)                        9.87           .15          (.07)         (.13)               --      9.82        .84
-----------------------------------------------------------------------------------------------------------------------

          +   Annualized.

          ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Wisconsin.

          (a) Total returns are calculated on net asset value without any sales charge.

          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

          (c) From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                           Ratios/Supplemental data
--------------------------------------------------------------------------
                                Ratio                    Ratio
                               of net                   of net
                 Ratio of  investment    Ratio of   investment
                 expenses   income to    expenses    income to
               to average     average  to average      average
               net assets  net assets  net assets   net assets
   Net assets      before      before       after        after   Portfolio
end of period  reimburse-  reimburse-  reimburse-   reimburse-    turnover
in thousands)        ment        ment     ment(b)      ment(b)        rate
--------------------------------------------------------------------------
      $14,004       1.61%       4.10%        .51%        5.20%          42%
       12,370       1.51        4.15         .64         5.02           47
        8,278       2.31+       3.33+        .39+        5.25+          52

           20       2.18+       3.57+        .94+        4.81+          42

           76       1.98+       3.62+        .69+        4.91+          42

           40       1.28+       4.39+           -        5.67+          42
-------------------------------------------------------------------------

25

Independent Auditors' Report


To the Board of Trustees and Shareholders of Flagship Wisconsin Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Wisconsin Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Wisconsin Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Wisconsin

                                                                        A Shares
--------------------------------------------------------------------------------
 Advisory Agreement                                  For                 992,119
                                                     Against               6,064
                                                     Abstain              21,468
                                                     ---------------------------
                                                     Total             1,019,651
--------------------------------------------------------------------------------
                                                     Broker Non Votes    152,581
--------------------------------------------------------------------------------
 Reorganization                                      For                 728,968
                                                     Against               5,070
                                                     Abstain              23,433
                                                     ---------------------------
                                                     Total               757,471
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,761
--------------------------------------------------------------------------------
 Investment Objective                                For                 700,715
                                                     Against              42,806
                                                     Abstain              13,949
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Investment Assets                                   For                 694,394
                                                     Against              49,127
                                                     Abstain              13,949
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Type of Securities                                  For                 700,156
                                                     Against              43,881
                                                     Abstain              13,433
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Borrowing                                           For                 698,930
                                                     Against              45,107
                                                     Abstain              13,433
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
--------------------------------------------------------------------------------
 Pledges                                             For                 694,294
                                                     Against              49,227
                                                     Abstain              13,949
                                                     ---------------------------
                                                     Total               757,470
--------------------------------------------------------------------------------
                                                     Broker Non Votes    414,762
                                                     ---------------------------

Shareholder Meeting Report
Flagship Wisconsin -- continued

                                                                      A Shares
--------------------------------------------------------------------------------
Senior Securities               For                                     698,414
                                Against                                  45,623
                                Abstain                                  13,433
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Underwriting                    For                                     703,619
                                Against                                  37,187
                                Abstain                                  16,664
                                -----------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Real Estate                     For                                     696,774
                                Against                                  44,548
                                Abstain                                  16,148
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Commodities                     For                                     679,958
                                Against                                  61,364
                                Abstain                                  16,148
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Loans                           For                                     695,699
                                Against                                  45,623
                                Abstain                                  16,148
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Short Sales/Margin Purchases    For                                     688,994
                                Against                                  54,527
                                Abstain                                  13,949
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
================================================================================
Put and Call Options            For                                     686,430
                                Against                                  53,301
                                Abstain                                  17,739
                                ------------------------------------------------
                                Total                                   757,470
================================================================================
                                Broker Non Votes                        414,762
                                ------------------------------------------------

                                               Nuveen Municipal Bond Fund
                                               May 31, 1997 Annual Report

                                                                 A Shares
-------------------------------------------------------------------------
  Industry Concentration        For                               698,940
                                Against                            45,097
                                Abstain                            13,433
                                -----------------------------------------
                                Total                             757,470
=========================================================================
                                Broker Non Votes                  414,762
=========================================================================
  Affiliate Purchases           For                               704,135
                                Against                            37,187
                                Abstain                            16,148
                                -----------------------------------------
                                Total                             757,470
=========================================================================
                                Broker Non Votes                  414,762
=========================================================================
  Investment Companies          For                               700,529
                                Against                            43,508
                                Abstain                            13,433
                                -----------------------------------------
                                Total                             757,470
=========================================================================
                                Broker Non Votes                  414,762
=========================================================================
  12b-1 Fees                    For                               959,764
                                Against                            30,164
                                Abstain                            29,723
                                -----------------------------------------
                                Total                           1,019,651
=========================================================================
                                Broker Non Votes                  152,581
                                -----------------------------------------

Shareholder Meeting Report
Flagship Wisconsin--continued


  Directors                      A Shares
-----------------------------------------
  Bremner         For           1,149,682
                  Withhold         22,550
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Brown           For           1,150,587
                  Withhold         21,645
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Dean            For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Impellizzeri    For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Rosenheim       For           1,149,682
                  Withhold         22,550
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Sawers          For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Schneider       For           1,149,682
                  Withhold         22,550
                  -----------------------
                  Total         1,172,232
-----------------------------------------
  Schwertfeger    For           1,150,908
                  Withhold         21,324
                  -----------------------
                  Total         1,172,232

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                           Fund Information



                           Board of Directors
                           Robert P. Bremner
                           Lawrence H. Brown
                           Anthony T. Dean
                           Anne E. Impellizzeri
                           Peter R. Sawers
                           William J. Schneider
                           Timothy R. Schwertfeger
                           Judith M. Stockdale

                           Fund Manager
                           Nuveen Advisory Corp.
                           333 West Wacker Drive
                           Chicago, IL 60606

                           Custodian
                           The Chase Manhattan Bank
                           4 New York Plaza
                           New York, NY 10004-2413

                           Transfer Agent,
                           Shareholder Services and
                           Dividend Disbursing Agent
                           Boston Financial
                           Nuveen Investor Services
                           P.O. Box 8509
                           Boston, MA 02266-8509

                           (800) 225-8530

                           Legal Counsel
                           Fried, Frank, Harris, Shriver
                             & Jacobson
                           Washington, D.C.

                           Independent Auditors
                           Deloitte & Touche LLP
                           Dayton, Ohio

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
www.nuveen.com

NUVEEN

Municipal
Bond Funds

May 31, 1997

----------------------------------
Annual Report
----------------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


Missouri

[PHOTO APPEARS HERE]

CONTENTS


 1  Dear Shareholder

 3  Answering Your Questions

 6  Missouri Overview

 9  Financial Section

35  Shareholder Meeting Report

39  Shareholder Information

40  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


DEAR SHAREHOLDER

It's a pleasure to report to you on the performance of the Nuveen Flagship Missouri Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.29% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with dividends reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.17% for Class A shares. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.95% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

____
1

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and

____
3

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates"

producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Missouri Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.29% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked fifth among 21 Missouri municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

During periods of rising interest rates -- like we experienced during the first quarter of 1997 -- the fund swapped out of bonds held at a loss and into similar bonds trading at discounts in the secondary market. This provided reduced capital gains on the fund and furthered the fund's objective of providing superior after-tax total return. We also sold high-coupon, pre-refunded securities at a gain and reinvested the proceeds in longer maturity bonds, allowing us to align the fund with the original maturity profile in the prospectus. This recycling process helps protect the distribution yield from declines due to higher coupon bonds being called away from the portfolio.

WHAT IS THE CURRENT STATUS OF MISSOURI MUNICIPAL MARKET?

Despite the abundance of Missouri lease financing, the overall supply of Missouri bonds has decreased over the past year. However, the improving credit quality of the state has resulted in an increase in state leases and economic development projects, particularly in the St. Louis area. The revitalization of St. Louis will continue, and we can expect the issuance of $2 billion of Airport Revenue Bonds to expand Lambert Airport.

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy, and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

MISSOURI
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]



                  BBB/NR 18%

                       A 15%

                       AA 8%

        AAA/Pre-refunded 59%

==================================
Diversification

[PIE CHART APPEARS HERE]



            Water & Sewer 5%

               Hospitals 19%

                  Utility 8%

               Education 11%

        Pollution Control 3%

      General Obligations 8%

Municipal Appropriations 15%

          Escrowed Bonds 10%

      Housing Facilities 15%

                    Other 6%
==================================

FUND HIGHLIGHTS
=================================================================================================
Share Class                                                  A        B        C          R
Inception Date                                            8/87     2/97     2/94       2/97
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   $10.80   $10.80   $10.80     $10.80
=================================================================================================
=================================================================================================
Total Net Assets ($000)                                                            $227,380
-------------------------------------------------------------------------------------------------
Average Weighted Maturity (years)                                                     20.24
-------------------------------------------------------------------------------------------------
Average Weighted Duration (years)                                                      8.21
=================================================================================================

ANNUALIZED TOTAL RETURN/1/
=================================================================================================
Share Class                                    A(NAV)  A(Offer)       B        C          R
1-Year                                          8.29%     3.74%    7.63%    7.80%      8.34%
-------------------------------------------------------------------------------------------------
5-Year                                          6.92%     6.01%    6.33%    6.34%      6.93%
-------------------------------------------------------------------------------------------------
Inception                                       7.73%     7.26%    7.25%    7.14%      7.73%
=================================================================================================

TAX-FREE YIELDS
=================================================================================================
Share Class                                    A(NAV)  A(Offer)       B        C          R
Dist Rate                                       5.19%     4.97%    4.44%    4.64%      5.39%
-------------------------------------------------------------------------------------------------
SEC 30-Day Yld                                  5.17%     4.96%    4.43%    4.62%      5.37%
-------------------------------------------------------------------------------------------------
Taxable Equiv Yld/2/                              7.95%     7.63%    6.82%    7.11%      8.26%
=================================================================================================

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C, and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns above do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and life-of-fund total returns above would be 3.63%, 6.17%, and 7.25%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

____
6

                                    Nuveen Flagship Missouri Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

INDEX COMPARISON

[LINE CHART APPEARS HERE]





Aug. 1987
              Lehman Brothers    Nuveen Flagship      Nuveen Flagship
               Municipal Bond   Missouri Municipal   Missouri Municipal
                   Index         Bond Fund (NAV)     Bond Fund (Offer)
              ---------------   ------------------   ------------------
Aug. 1987         10000              10000                 9580
May 1988          10510.4            10294.2               9861.8
May 1989          11446.4            11431.1              10951
May 1990          12271.8            11985.3              11481.9
May 1991          13681.4            13426.8              12862.9
May 1994          16878.3            16589.4              15892.7
May 1995          18389.1            17972.6              17217.8
May 1996          19850.9            19104.3              18301.9
May 1997          21670.2            20781.7              19908.9


 .    Lehman Brothers Municipal Bond Index                   $21,670
 .    Nuveem Flagship Missouri Municipal Bond Fund (NAV)     $20,782
 .    Nuveem Flagship Missouri Municipal Bond Fund (Offer)   $19,909

Past performance is not predictive of future performance.

Dividend History (A Shares)

[Bar Chart Appears Here]

Missouri Dividend History
0.04377     June  1996
0.04523     July  1996
0.04523     Aug.  1996
0.04377     Sept. 1996
0.04523     Oct.  1996
0.04377     Nov.  1996
0.04523     Dec.  1996
0.04535     Jan.  1997
0.0445      Feb.  1997
0.0445      March 1997
0.0445      April 1997
0.0445      May   1997

____
7

FINANCIAL SECTION


CONTENTS

10  Portfolio of Investments

21  Statement of Net Assets

22  Statement of Operations

23  Statement of Changes in Net Assets

24  Notes to Financial Statements

31  Financial Highlights

34  Independent Auditors' Report

____
9

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP MISSOURI

 PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
    AMOUNT           DESCRIPTION                                                           PROVISIONS*      RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                     EDUCATION - 8.1%

$3,630,000           Missouri, State Health and Educational Facilities                     6/04 at 102            A2     $3,745,398
                        Authority, Educational Facilities Revenue, University
                        Health Sciences Project, 6.350%, 6/01/14

 1,500,000           Missouri, State Health and Educational Facilities                    10/04 at 101            A2      1,545,285
                        Authority Educational Facilities Revenue, St. Louis
                        University High School, 6.350%, 10/01/14

 5,000,000           Missouri, State Health and Educational Facilities                    10/06 at 102           AAA      4,751,050
                        Authority, Educational Facilities Revenue, St. Louis
                        University, 5.200%, 10/01/26

   795,000           Northwest Missouri State University, Revenue                         12/02 at 101           AAA        848,933
                        Refunding and Improvement, Housing System,
                        6.375%, 12/01/13

                     University of Missouri, Health Facilities, Revenue
                        Refunding, University of Missouri Health System,
                        Series A:
 5,105,000               5.500%, 11/01/16                                                 11/06 at 102           AAA      5,059,668
 1,390,000               5.600%, 11/01/26                                                 11/06 at 102           AAA      1,382,981

 1,000,000           University of Missouri, University Revenues, System                  11/07 at 101           AA+      1,008,670
                        Facilities, 5.800%, 11/01/27
-----------------------------------------------------------------------------------------------------------------------------------

                     ESCROWED TO MATURITY -  1.4%

 4,500,000           Cape Girardeau County, Missouri, Single Family                       No Opt. Call           Aaa      1,699,920
                        Mortgage Revenue, 0.000%, 12/01/14

 2,070,000           Greene County, Missouri, Single Family Mortgage                      No Opt. Call           Aaa        716,261
                        Revenue, Municipal Multiplier, 0.000%, 3/01/16

   650,000           Missouri, State Health and Educational Facilities                     6/00 at 102           AAA        738,485
                        Authority, Health Facilities Revenue, SSM Health
                        Care Projects, Series B, 7.000%, 6/01/15
-----------------------------------------------------------------------------------------------------------------------------------

                     HEALTH CARE - 8.6%

   415,000           Dent County, Missouri, Industrial Development                         6/01 at 102           N/R        445,353
                        Authority, Industrial Development Revenue,
                        Southeast Missouri Community Treatment Center,
                        8.500%, 6/01/12

   775,000           Farmington, Missouri, Industrial Development                          6/01 at 102           N/R        831,684
                        Authority, Industrial Development Revenue,
                        Southeast Missouri Community Treatment Center,
                        8.500%, 6/01/12

____
10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
       AMOUNT           DESCRIPTION                                                         PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        HEALTH CARE - CONTINUED

   $ 1,000,00           Lees Summit, Missouri,Industrial Development                        8/05 at 102            N/R   $ 1,030,600
                          Authority, Health Facilities Revenue, John Knox
                          Village Project, 6.625%, 8/15/13

    3,750,000           Missouri, State  Health and Educational Facilities                  2/06 at 102            N/R     3,827,550
                          Authority, Health Facilities Revenue, Lutheran Senior
                          Services, Series A, 6.375%, 2/01/27

                        Saint Louis County, Missouri, Industrial Development
                        Authority, Revenue Refunding, Friendship Village
                        West County, Series A:
    1,265,000             5.750%, 9/01/05                                                   No Opt.Call            N/R     1,273,956
    1,800,000             6.250%, 9/01/10                                                   9/06 at 102            N/R     1,834,758

                        St. Louis County, Missouri, Industrial Development
                        Authority, Health Facilities Revenue, Lutheran Health
                        Care Association, Series A:
    4,565,000             7.375%, 2/01/14                                                   2/02 at 102            N/R     4,906,553
    2,650,000             7.625%, 2/01/22                                                   2/02 at 102            N/R     2,860,304

    2,425,000           St. Louis County, Missouri, Industrial Development                  8/05 at 104            AAA     2,511,573
                          Authority, Health Facilities, Revenue, Mother of
                          Perpetual Help, 6.250%, 8/01/28
------------------------------------------------------------------------------------------------------------------------------------

                        HOSPITALS - 10.7%

    1,150,000           Hannibal, Missouri, Industrial Development Authority,               3/06 at 102            AAA     1,154,002
                          Health Facilities, Revenue Refunding, Hannibal
                          Regional Hospital,Series A, 5.750%, 3/01/22

                        Jackson County, Missouri, Industrial Development
                        Authority, Health Care Corporation, Revenue,
                        St. Joseph Health Center, MBIA, IBC:
    2,000,000             6.500%, 7/01/12                                                   7/02 at 102            AAA     2,146,980
    6,250,000             6.500%, 7/01/19                                                   7/02 at 102            AAA     6,683,188

      250,000           Joplin, Missouri,Catholic Health Corporation,                       6/97 at 102            AAA       255,663
                          Industrial Development Authority, Health Facilities
                          Revenue, St. Johns Regional Medical, MBIA, IBC,
                          7.125%, 6/01/14

                        Missouri, State Health and Educational Facilities
                        Authority, Health Facilities Revenue, Health
                        Midwest, Series B:
    2,565,000             6.250%, 2/15/12                                                   2/02 at 102            AAA     2,688,274
    1,935,000             6.250%, 2/15/22                                                   2/02 at 102            AAA     2,025,790

      555,000           Missouri, State Health and Educational Facilities                  11/02 at 102           BBB+       598,529
                          Authority, Health Facilities Revenue, Heartland
                          Health System Project, 6.875%, 11/15/04

____
11

              PORTFOLIO OF INVESTMENTS
              NUVEEN FLAGSHIP MISSOURI

  PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
     AMOUNT          DESCRIPTION                                                            PROVISIONS*     RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                     HOSPITALS -CONTINUED

                     Missouri State Health and Educational Facilities
                     Authority, Health Facilities Revenue, BJC Health
                     System, Series A:
$ 2,125,000             6.750%, 5/15/12                                                     No Opt.Call            AA   $ 2,419,121
    650,000             6.500%, 5/15/20                                                     5/04 at 102            AA       687,700

  1,000,000          Missouri, State Health and Educational Facilities                      2/06 at 102          BBB+     1,029,970
                        Authority, Health Facilities, Revenue Refunding,
                        Lake Of The Ozarks General  Hospital,
                        6.500%, 2/15/21

    500,000          Missouri, State Health and Educational Facilities                     11/06 at 102           AAA       490,530
                        Authority, Health Facilities Revenue, St. Lukes/
                        Shawnee Mission Health System, Series B,
                        5.375%, 11/15/16

                     Missouri, State Health and Educational Facilities
                     Authority, Health Facilities Revenue, Lester Cox
                     Center, Series H:
  2,650,000             0.000%, 9/01/17                                                    No Opt. Call           AAA       834,088
  5,690,000             0.000%, 9/01/21                                                    No Opt. Call           AAA     1,408,673
  6,300,000             0.000%, 9/01/22                                                    No Opt. Call           AAA     1,472,436

    200,000          Missouri, State Health and Educational Facilities                     10/99 at 102 1/2      BBB+       219,314
                        Authority, Health Facilities Revenue Refunding and
                        Improvement, Heartland Health, 8.125%, 10/01/10

    300,000          Missouri, State Health and  Educational Facilities                     8/97 at 100           BBB       300,624
                        Authority, Health Facilities Revenue Refunding and
                        Improvement, C E Still Osteopathic Hospital,
                        7.625%, 2/01/08
-----------------------------------------------------------------------------------------------------------------------------------
                     HOUSING/MULTI FAMILY - 7.5%

  2,000,000          Missouri, State Economic Development Export and                        9/99 at 102            AA     2,105,060
                        Infrastructure Board, Multifamily Housing, Revenue
                        Refunding, Quality Hill Projects, Series A,
                        7.500%, 9/15/21

    885,000          Missouri, State Housing Development Commission,                       12/05 at 103           N/R       892,947
                        Multifamily, Primm Place Apartment, Series A,
                        6.250%, 12/01/17

  2,000,000          Saint Louis County, Missouri, Housing Authority,                       3/05 at 102           AAA     2,088,680
                        Multifamily Housing, Revenue Refunding, Kensington
                        Square Apartments Project, 6.650%, 3/01/20

    500,000          Saint Louis County, Missouri, Industrial Development                   3/99 at 102           AAA       521,055
                        Authority, Multifamily Housing, Revenue Refunding,
                        Lucas-Hunt Village Project, 7.500%, 9/20/19

____
12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
             AMOUNT          DESCRIPTION                                                    PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             HOUSING/MULTI FAMILY - CONTINUED

     $    9,105,000          Saint Louis County, Missouri, Industrial Development           8/06 at 105            AAA   $ 9,582,102
                               Authority, Multifamily Housing, Revenue, Covington
                               Manor Apartments, Series A, 6.875%, 8/20/36

          1,890,000          St. Louis, Missouri, Land Clearance Redevelopment              5/03 at 102            AAA     1,925,286
                               Authority, Multifamily Mortgage Revenue Refunding,
                               St. Louis Place  Apartments, 6.250%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------
                             HOUSING/SINGLE FAMILY - 7.7%

          2,950,000          Greene County, Missouri, Single Family, Mortgage              No Opt. Call            AAA     3,053,044
                               Revenue, Collateralized,  6.300%, 12/01/22

          2,000,000          Missouri, State Housing Development Commission,                3/07 at 102            AAA     2,012,240
                               Mortgage Revenue, Single Family, Homeowner Loan,
                               Series D, 6.125%, 3/01/28

          1,000,000          Missouri, State Housing Development Commission,                3/07 at 105            AAA     1,101,930
                                Mortgage Revenue, Single Family, Homeowner Loan,
                                Series A, Issue 2, 7.300%, 3/01/28

            150,000          Missouri, State Housing Development Commission,                2/00 at 102            AAA       155,343
                               Mortgage Revenue, Single Family,  Series A,
                               7.625%, 2/01/22

                             Missouri, State Housing Development Commission,
                             Mortgage Revenue, Single Family, Series B:
          2,365,000            6.375%, 9/01/20                                              9/06 at 102            AAA     2,428,737
          1,890,000            6.450%, 9/01/27                                              9/06 at 102            AAA     1,940,576

          1,000,000          Missouri, State Housing Development Commission,                6/00 at 102            AAA     1,044,360
                               Mortgage Revenue, GNMA Mortgage, Single
                               Family, Series B, 7.750%, 6/01/22

                             Missouri, State Housing Development Commission,
                             Mortgage Revenue, Single Family, Series A:
            520,000            6.700%, 12/01/07                                            12/04 at 102            AAA       539,365
          2,295,000            7.125%, 12/01/14                                            12/04 at 102            AAA     2,395,498
          1,015,000            7.200%, 12/01/17                                            12/04 at 102            AAA     1,061,132
          1,655,000            7.375%,  8/01/23                                             2/01 at 102            AAA     1,749,798
------------------------------------------------------------------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -  3.3%
            500,000          Jefferson City, Missouri, Industrial Development,              4/00 at 100            N/R       509,140
                               Revenue Refunding, Scholastic Inc. Project,
                               7.200%, 4/01/03

          2,225,000          Missouri, State Economic Development Export and               12/01 at 102           N/R     2,361,815
                               Infrastructure Board, Industrial Development, Revenue
                               Refunding, Drury Inn Project, 8.250%, 12/01/12

____
13

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP MISSOURI - CONTINUED

          PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
             AMOUNT          DESCRIPTION                                                    PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -  CONTINUED

        $ 1,000,000          Missouri, State Environmental Improvement and Energy          No Opt. Call             A3   $ 1,056,010
                               Resource Authority, Poll Control, Revenue Refunding,
                               American Cyanamid Company, 5.800%, 9/01/09

          1,500,000          Missouri, State Environmental Improvement and Energy           5/00 at 102            AA-     1,627,455
                               Resource Authority, Environmental Improvement,
                               Revenue, Union Electric Company Project, Series A,
                               7.400%, 5/01/20

          2,000,000          Puerto Rico, Port Authority, Revenue, Special Facilities,      6/06 at 102           BBB-     2,043,080
                             American Airlines, Series A, 6.250%, 6/01/26
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL APPROPRIATION OBLIGATIONS -  14.5%

          2,285,000          Branson, Missouri, Public Building Corporation,               11/06 at 101            BBB     2,235,598
                               Leasehold Revenue, City Hall and Fire Station
                               Improvement, 6.250%, 11/01/12

          1,500,000          Clay County, Missouri, Public Building Authority,              5/02 at 102            N/R     1,626,540
                               Leasehold Revenue Refunding and Improvement,
                               Paradise Point Golf Project, 7.625%, 5/15/14

         1,435,000           Excelsior Springs, Missouri, Facilities Authority,            12/01 at 101            AAA     1,507,468
                               Leasehold Revenue Refunding and Improvement,
                               6.250%, 12/15/14

          2,000,000          Jackson County, Missouri, Public Facilities Authority,        12/04 at 100            AAA     2,080,360
                               Insured Leasehold, Revenue Refunding and Improvement,
                               Capital Improvements Project, 6.125%, 12/01/15

          3,510,000          Jackson County, Missouri, Public Building Corporation,        12/06 at 101            AAA     3,447,627
                               Leasehold Revenue, Missouri Capital Improvements
                               Project, 5.375%, 12/01/16

          1,200,000          Kansas City, Missouri, Land Clearance Redevelopment           12/05 at 102            AAA     1,227,180
                               Authority, Lease Revenue, Municipal Auditorium and
                               Muehlebach Hotel, Series A, 5.900%, 12/01/18

                             Kansas City, Missouri, Municipal Assistance
                             Corporation, Revenue, Leasehold Improvement, Truman
                             Medical, Series A:
          645,000              7.000%, 11/01/09                                            11/01 at 100              A       674,728
          695,000              7.000%, 11/01/10                                            11/01 at 100              A       726,073

                             Lake St. Louis, Missouri, Certificates of Participation,
                             Public Facilities, Municipal Golf Course Project:
          1,020,000            6.900%, 12/01/05                                            12/02 at 103            N/R     1,060,831
          2,720,000            7.550%, 12/01/14                                            12/02 at 103            N/R     2,874,333

____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
             AMOUNT          DESCRIPTION                                                    PROVISIONS*      RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL APPROPRIATION OBLIGATIONS -  CONTINUED

          $ 250,000          Missouri, School Boards Association, Lease Participation       9/98 at 100            AAA     $ 255,675
                               Certificates, School District Valley Park, Series A,
                               7.375%, 3/01/10

          1,500,000          Missouri, School Boards Association, Insured Lease             3/06 at 101            AAA     1,536,045
                               Participation Certificates, Fox School District 6,
                               5.625%, 3/01/11

          1,120,000          Missouri, State Certificates of Participation,                11/05 at 100             AA     1,129,128
                               Psychiatric Rehabilitation Center Project,
                               Series A, 6.000%, 11/01/15

          4,650,000          Saint Louis County, Missouri, Regional Convention and          8/03 at 102              A     4,586,760
                               Sports Complex Authority, Convention and Sports
                               Project and Refunding, Issue B, 5.750%, 8/15/21

          1,410,000          Saint Louis, Missouri, Land Clearance Redevelopment            7/00 at 102            N/R     1,476,002
                               Authority, Lease Revenue, Station East
                               Redevelopment Project, 7.750%, 7/01/21

                             Saint Louis, Missouri, Regional Convention and Sports
                             Complex Authority, Refunding, Convention and
                             Sports Facility, Issue C:
          2,660,000            5.300%, 8/15/17                                              8/07 at 100            AAA     2,581,158
          4,000,000            5.300%, 8/15/20                                              8/07 at 100            AAA     3,852,360

             45,000          Saint Louis, Missouri, Regional Convention and Sports          8/03 at 100            N/R        49,973
                               Complex Authority, Series C, 7.900%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/OTHER -  2.7%

                             Saint Louis County, Missouri, Industrial Development
                             Authority Industrial Revenue, Refunding, Kiel Center
                             Multipurpose Arena:
            650,000            7.625%, 12/01/09                                            12/02 at 102            N/R       694,577
          1,000,000            7.750%, 12/01/13                                            12/02 at 102            N/R     1,071,890
            500,000            7.875%, 12/01/24                                            12/02 at 102            N/R       538,800

          4,050,000          Saint Louis, Missouri, Parking Facility, Revenue              12/06 at 102            AAA     3,937,005
                             Refunding, 5.375%, 12/15/21
------------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/UTILITY -  7.8%

          2,025,000          Higginsville, Missouri, Electric Light System, Revenue,        6/03 at 101            AAA     2,207,048
                               Series A, 6.750%, 6/01/16

          1,500,000          Puerto Rico, Electric Power Authority, Power Revenue          No Opt. Call            AAA       504,420
                               (Formerly Puerto Rico Commonwealth Water
                               Resource Authority Power), Capital Appreciation,
                               Series O, MBIA, IBC, 0.000%, 7/01/17

____
15

                       PORTFOLIO OF INVESTMENTS
                       NUVEEN FLAGSHIP MISSOURI-CONTINUED

         PRINCIPAL                                                                 OPTIONAL CALL                            MARKET
          AMOUNT       DESCRIPTION                                                   PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                       MUNICIPAL REVENUE/UTILITY -- CONTINUED

   $      4,380,000    Puerto Rico, Electric Power Authority, Power Revenue          7/05 at 100         AAA       $    4,309,000
                          (Formerly Puerto Rico Commonwealth Water
                          Resources Authority Power), Capital Appreciation,
                          Series X, MBIA, IBC, 5.500%, 7/01/25

                       Sikeston Missouri Electric Revenue, Refunding:
          2,000,000       6.200%, 6/01/10                                            No Opt. Call        AAA            2,190,280
          1,000,000       6.000%, 6/01/13                                            No Opt. Call        AAA            1,068,740
          1,070,000       6.000%, 6/01/14                                            No Opt. Call        AAA            1,140,224
          6,000,000       6.000%, 6/01/16                                            No Opt. Call        AAA            6,413,340
------------------------------------------------------------------------------------------------------------------------------------

                       MUNICIPAL REVENUE/WATER AND SEWER -- 4.8%

             50,000    Callaway County, Missouri, Public Water Supply District       1/98 at 102         N/R               51,947
                          Number 1, Revenue, Series B, 8.375%, 1/01/05

             50,000    Carroll County, Missouri, Public Water Supply District        3/99 at 101         N/R               52,755
                          Number 1, Water System, Revenue Refunding,
                          8.000%, 3/01/09

             40,000    Clay County, Missouri, Public Water Supply District           8/97 at 101         N/R               40,525
                          Number 6, 8.200%, 6/01/01

            400,000    East Central, Missouri, Water and Sewer Authority,            8/00 at 100         N/R              411,752
                          Water System, Revenue Refunding, Saint Charles
                          County Public Water Project, 7.000%, 8/01/08

             50,000    Hamilton, Missouri, Waterworks Revenue, Junior Lien,          7/99 at 103 1/2     N/R               55,054
                          7.750%, 7/01/14

             50,000    Johnson County, Missouri, Public Water Supply District        5/98 at 100         N/R               52,057
                          Number 1, Revenue Refunding and Improvement,
                          8.500%, 5/01/09

          1,150,000    Missouri, State Environmental Improvement and                 2/98 at 102         AAA            1,190,814
                          Energy Resource Authority, Water Facility Revenue,
                          Saint Louis County Water Company Project,
                          6.900%, 2/01/21

            750,000    Missouri, State Environmental Improvement and                 10/00 at 102        Aa1              806,183
                          Energy Resource Authority, Water Poll Control,
                          Revenue, Revolving Fund, Springfield Project,
                          Series A, 7.000%, 10/01/10

          3,600,000    Missouri, State Environmental Improvement and                 12/01 at 102        Aa1            3,885,156
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund, Multiparty,
                          Series A, 6.875%, 6/01/14

_____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                OPTIONAL CALL                            MARKET
           AMOUNT      DESCRIPTION                                                   PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                       MUNICIPAL REVENUE/WATER AND SEWER -- CONTINUED

      $   2,000,000    Missouri, State Environmental Improvement and                 7/02 at 102         Aa1        $   2,139,340
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund, Multiple, Series A,
                          6.550%, 7/01/14

            600,000    Missouri, State Environmental Improvement and                 7/04 at 102         Aa2              672,402
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund Program, Series B,
                          7.200%, 7/01/16

          1,400,000    Missouri, State Environmental Improvement and                 1/07 at 101         Aa1            1,338,148
                          Energy Resource Authority, Water Poll Control,
                          Revenue, State Revolving Fund, Multiple, Series E,
                          5.250%, 1/01/19

            125,000    Osceola Township, Public Schools, Refunding and               11/99 at 100        N/R              132,721
                          Improvement, 8.000%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------------

                       NON-STATE GENERAL OBLIGATIONS -- 1.4%
          1,025,000    Excelsior Springs, Missouri, School District Building         No Opt. Call        AAA              405,675
                          Corporation, Leasehold Revenue, Excelsior Springs
                          School District 40, 0.000%, 3/01/14

          1,000,000    Jefferson City, Missouri, School District, Series A,          No Opt. Call         Aa            1,140,130
                          6.700%, 3/01/11

          1,500,000    Troy, Missouri, Reorganization School District Number         3/05 at 100         AAA            1,564,200
                          3, Lincoln County, 6.100%, 3/01/14
------------------------------------------------------------------------------------------------------------------------------------

                       PRE-REFUNDED -- 8.2%***

            100,000    Cass County, Missouri, Public Water Supply District           1/98 at 101         N/R              105,993
                          Number 2, Revenue Refunding and Improvement,
                          8.000%, 10/01/10

             50,000    Clark County, Missouri, Consolidated Public Water             12/98 at 101        N/R               53,461
                          Supply District Number 1, Water System, Revenue
                          Refunding, 8.250%, 12/01/15

             50,000    Concordia Missouri, Waterworks and Sewer System               7/98 at 100         N/R               52,366
                          Revenue, 8.375%, 7/01/08

             50,000    Cooper County, Missouri, Nursing Home District,               3/98 at 100         N/R               51,127
                          8.375%, 3/01/08

             50,000    De Kalb County, Missouri, Public Water Supply                 1/99 at 101         N/R               53,268
                          District Number 1 Waterworks, Revenue Refunding,
                          8.000%, 1/01/09

            200,000    Johnson County, Missouri, Public Water Supply District        1/98 at 102         N/R              209,404
                          Number 2, Revenue Refunding, 8.500%, 1/01/09

____
17

                       PORTFOLIO OF INVESTMENTS
                       NUVEEN FLAGSHIP MISSOURI-CONTINUED

         PRINCIPAL                                                                 OPTIONAL CALL                            MARKET
          AMOUNT       DESCRIPTION                                                   PROVISIONS*    RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                       PRE-REFUNDED -- CONTINUED

     $    4,000,000    Kansas City, Missouri, Airport Revenue, General               9/04 at 101         AAA       $    4,537,840
                          Improvement, Series B, 6.875%, 9/01/14

          2,500,000    Kirkwood, Missouri, Industrial Development Authority,         7/02 at 102         N/R            2,733,100
                          Health Care Corporation, Revenue, Saint Joseph
                          Hospital, 6.500%, 7/01/12

             50,000    Knox County, Missouri, Public Water Supply District           1/99 at 101         N/R               53,372
                          Number 1, Water System, Revenue Refunding,
                          8.000%, 1/01/09

             50,000    Marion County, Missouri, Public Water Supply District         1/99 at 101 1/2     N/R               53,735
                          Number 1, Water Revenue Refunding,
                          8.250%, 1/01/12

          1,000,000    Missouri, State Economic Development Export and               5/02 at 100         N/R            1,104,960
                          Infrastructure Board, Industrial Development
                          Revenue, Community Water Company Inc. Project,
                          7.125%, 5/01/17

            100,000    Missouri, State Health and Educational Facilities             4/98 at 101         Aaa              104,282
                          Authority, Health Facilities, Revenue, Bethesda
                          Health Group Inc. Project, 7.875%, 4/01/08

            100,000    Missouri, State Health and Educational Facilities             2/99 at 102         N/R              107,743
                          Authority, Health Facilities, Revenue, Lake Of The
                          Ozarks Hospital, 8.000%, 2/15/11

                       Phelps County, Missouri, Hospital Revenue, Phelps
                       County, Regular Medical Center:
            500,000       8.200%, 3/01/05                                            3/00 at 102         AAA              556,620
          1,250,000       8.300%, 3/01/20                                            3/00 at 102         AAA            1,394,675

            100,000    Pike County, Missouri, Public Water Supply District           7/99 at 101         N/R              107,963
                          Number 1 Water Revenue, 7.750%, 7/01/09

          1,000,000    Saint Louis County, Missouri, Regional Convention             8/03 at 100         AAA            1,121,650
                          and Sports Complex Authority, Series B,
                          7.000%, 8/15/11

            350,000    Saint Louis, Missouri, Municipal Finance Corporation,         2/05 at 100         AAA              381,994
                          Leasehold Revenue Refunding and Improvement,
                          6.250%, 2/15/12

          3,975,000    Saint Louis, Missouri, Parking Facility Revenue,             12/02 at 102         AA-            4,144,375
                          6.625%, 12/15/21

            955,000    Saint Louis, Missouri, Regional Convention and Sports         8/03 at 100         Aaa            1,110,713
                          Complex Authority, Series C, 7.900%, 8/15/21

            445,000    Saint Louis, Missouri, School District,                      10/01 at 102         AAA              490,515
                          6.750%, 4/01/11

____
18

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

PRINCIPAL                                                                   OPTIONAL CALL                              MARKET
 AMOUNT          DESCRIPTION                                                 PROVISIONS*             RATINGS**          VALUE
-------------------------------------------------------------------------------------------------------------------------------
                 PRE-REFUNDED - CONTINUED

                 Vandalia, Missouri, Water and Sewer System Revenue,
                 Combined:
$     50,000       7.625%, 4/01/06                                             4/00 at 101                N/R   $      54,700
      50,000       7.625%, 4/01/07                                             4/00 at 101                N/R          54,700
-------------------------------------------------------------------------------------------------------------------------------
                 SPECIAL TAX REVENUE - 3.0%

                 Branson, Missouri, Tax Increment Allocation, Revenue,
                 Branson Meadows Project, Series A:
   1,095,000       6.700%, 11/01/07                                            No Opt. Call               N/R       1,095,329
   1,245,000       6.950%, 11/01/09                                            No Opt. Call               N/R       1,258,110

   1,500,000     Puerto Rico Commonwealth, Highway and                         7/02 at 101  1/2             A       1,610,655
                   Transportation Authority, Highway Revenue
                   Refunding, Series V, 6.625%, 7/01/12

   1,400,000     Puerto Rico Commonwealth, Highway and                         7/16 at 100                  A       1,361,598
                   Transportation Authority, Highway Revenue,
                   Series Y, 5.500%, 7/01/36

   1,400,000     Puerto Rico Commonwealth, Highway and                         No Opt. Call               AAA       1,416,772
                   Transportation Authority, Highway Revenue,
                   Series W, MBIA, IBC, 5.500%, 7/01/15
-------------------------------------------------------------------------------------------------------------------------------
                 STATE/TERRITORIAL GENERAL OBLIGATIONS - 6.6%

   2,200,000     Missouri, Fourth State Building, Series A,                    8/06 at 100                AAA       2,208,470
                   5.500%, 8/01/21

   2,400,000     Puerto Rico Commonwealth, Refunding Improvement,              7/03 at 100                  A       2,156,664
                   5.000%, 7/01/21

                 Puerto Rico Commonwealth:
   2,500,000       6.450%, 7/01/17                                             7/04 at 102                  A       2,667,000
   3,350,000       6.500%, 7/01/23                                             7/04 at 101  1/2             A       3,569,258

   4,500,000     Puerto Rico, Public Buildings Authority, Revenue              No Opt. Call                 A       4,437,720
                   Guaranteed Refunding, Series L, 5.500%, 7/01/21
-------------------------------------------------------------------------------------------------------------------------------

____
19

            PORTIOLIO OF INVESTMENTS

PRINCIPAL                                                                   OPTIONAL CALL                              MARKET
   AMOUNT        DESCRIPTION                                                 PROVISIONS*             RATINGS**          VALUE
-------------------------------------------------------------------------------------------------------------------------------
                 STUDENT LOAN REVENUE BONDS - 2.4

$  1,000,000     Missouri, Higher Education Loan Authority, Student          2/02 at 102                  A      $   1,041,430
                   Loan Revenue, Sub Lien, 6.500%, 2/15/06

   4,190,000     Missouri, Higher Education Loan Authority, Student          2/04 at 102                  A          4,416,208
                   Loan Revenue, Series F, 6.750%, 2/15/09
-------------------------------------------------------------------------------------------------------------------------------
$233,215,000     Total Investments - (cost $214,736,044) - 98.7%                                                   224,448,309
-------------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.3%                                                                2,931,507
                 --------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                               $ 227,379,816
                 ==============================================================================================================

            * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            **    Ratings: (not covered by the report of independent auditors):
                  Using the higher of Standard & Poor's or Moody's rating.

            *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

            N/R - Investment is not rated.

_____
20                               See accompanying notes to financial statements.

STATEMENT OF NET ASSETS                               Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
MAY 31, 1997

                                                                          NUVEEN FLAGSHIP
                                                                                 MISSOURI
-----------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                $224,448,309
Cash                                                                               37,884
Receivables:
   Interest                                                                     4,573,192
   Shares sold                                                                     39,379
   Investments sold                                                               240,000
 Other assets                                                                      16,014
-----------------------------------------------------------------------------------------
    Total assets                                                              229,354,778
-----------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Investments purchased                                                          494,805
   Shares redeemed                                                                273,054
Accrued expenses:
   Management fees (note 6)                                                        75,439
   12b-1 distribution and service fees (notes 1 and 6)                             42,321
   Other                                                                          111,509
Dividends payable                                                                 977,834
-----------------------------------------------------------------------------------------
    Total liabilities                                                           1,974,962
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                          $227,379,816
=========================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                   $218,924,131
Shares outstanding                                                             20,268,026
Net asset value and redemption price per share                               $      10.80
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                          $      11.27
=========================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                   $    453,675
Shares outstanding                                                                 42,025
Net asset value, offering and redemption price per share                     $      10.80
=========================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                   $  7,967,920
Shares outstanding                                                                738,043
Net asset value, offering and redemption price per share                     $      10.80
=========================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                   $     34,090
Shares outstanding                                                                  3,157
Net asset value, offering and redemption price per share                     $      10.80
=========================================================================================

____
21                               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 1997

                                                                          NUVEEN FLAGSHIP
                                                                                MISSOURI*
-----------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)                                          $ 13,683,705
-----------------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                        1,150,679
12b-1 service fees -- Class A (notes 1 and 6)                                     721,606
12b-1 distribution and service fees -- Class B (notes 1 and 6)                        521
12b-1 distribution and service fees -- Class C (notes 1 and 6)                     60,926
Shareholders' servicing agent fees and expenses                                   164,819
Custodian's fees and expenses                                                     105,770
Trustees' fees and expenses (note 6)                                                6,177
Professional fees                                                                  18,861
Shareholders' reports -- printing and mailing expenses                             24,423
Federal and state registration fees                                                13,266
Other expenses                                                                      9,893
-----------------------------------------------------------------------------------------
Total expenses before reimbursement                                             2,276,941
   Expense reimbursement (note 6)                                                (326,922)
-----------------------------------------------------------------------------------------
Net expenses                                                                    1,950,019
-----------------------------------------------------------------------------------------
Net investment income                                                          11,733,686
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)                  2,027,744
Net change in unrealized appreciation or depreciation of investments            4,099,492
-----------------------------------------------------------------------------------------
Net gain from investments                                                       6,127,236
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $ 17,860,922
=========================================================================================

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1 of the Notes to Financial Statements).

____
22                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                    NUVEEN MUNICIPAL BOND FUND
                                                      MAY 31, 1997 ANNUAL REPORT

                                                                     NUVEEN FLAGSHIP                      FLAGSHIP
                                                                           MISSOURI*                      MISSOURI
                                                               ---------------------------------------------------
                                                                  YEAR ENDED 5/31/97            YEAR ENDED 5/31/96
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                  $ 11,733,686                  $ 11,710,027
Net realized gain from investment transactions
  (notes 1 and 4)                                                         2,027,744                     1,089,042
Net change in unrealized appreciation or depreciation
  of investments                                                          4,099,492                    (5,482,503)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               17,860,922                     7,316,566
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                               (11,399,739)                  (11,560,299)
  Class B                                                                    (2,345)                          N/A
  Class C                                                                  (327,591)                     (246,972)
  Class R                                                                      (457)                          N/A
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (11,730,132)                  (11,807,271)
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                         27,511,231                    31,869,368
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                    5,920,821                     6,602,041
-------------------------------------------------------------------------------------------------------------------
                                                                         33,432,052                    38,471,409
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (31,119,487)                  (24,122,187)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                            2,312,565                    14,349,222
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                8,443,355                     9,858,517
Net assets at the beginning of year                                     218,936,461                   209,077,944
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $227,379,816                  $218,936,461
===================================================================================================================
Balance of undistributed net investment income at end of year          $      3,554                  $         --
==================================================================================================================

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Missouri was not authorized to issue Class B or Class R Shares.

____
23                               See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Missouri Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Missouri Double Tax Exempt Fund ("Flagship Missouri") was reorganized into the Trust and renamed Nuveen Flagship Missouri Municipal Bond Fund ("Nuveen Flagship Missouri").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

INTEREST INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

____
24

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Missouri was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Missouri state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM
The Fund offers Class A, B, C and R Shares. Class B and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge (("CDSC")) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

____
25

DERIVATIVE FINANCIAL INSTRUMENTS
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

EXPENSE ALLOCATION
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

____
26

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                  NUVEEN FLAGSHIP                        FLAGSHIP
                                                     MISSOURI*                           MISSOURI
                                           -------------------------------------------------------------
                                                    YEAR ENDED                          YEAR ENDED
                                                      5/31/97                            5/31/96
                                           -------------------------------------------------------------
                                                SHARES          AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                   2,299,753    $ 24,630,274         2,711,275    $ 29,055,443
   Class B                                      41,987         449,235               N/A             N/A
   Class C                                     223,861       2,397,622           262,545       2,813,925
   Class R                                       3,129          34,100               N/A             N/A
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                     537,641       5,747,970           601,080       6,446,529
   Class B                                          38             410               N/A             N/A
   Class C                                      16,119         172,138            14,502         155,512
   Class R                                          28             303               N/A             N/A
--------------------------------------------------------------------------------------------------------
                                             3,122,556      33,432,052         3,589,402      38,471,409
--------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                  (2,814,290)    (30,112,429)       (2,194,192)    (23,512,867)
   Class B                                          --              --               N/A             N/A
   Class C                                     (94,304)     (1,007,058)          (56,931)       (609,320)
   Class R                                          --              --               N/A             N/A
--------------------------------------------------------------------------------------------------------
                                            (2,908,594)    (31,119,487)       (2,251,123)    (24,122,187)
--------------------------------------------------------------------------------------------------------
Net increase                                   213,962    $  2,312,565         1,338,279    $ 14,349,222
========================================================================================================

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1).

N/A - Flagship Missouri was not authorized to issue Class B or Class R Shares.

____
27

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                                                        MISSOURI
--------------------------------------------------------------------------------
Dividend per share:
    Class A                                                               $.0465
    Class B                                                                .0400
    Class C                                                                .0415
    Class R                                                                .0485
--------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                                                       MISSOURI*
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                  $91,192,477
Temporary municipal investments                                        5,000,000

SALES
Investments in municipal securities                                   90,091,641
Temporary municipal investments                                        5,000,000
--------------------------------------------------------------------------------

* Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1).


At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $2,543,690 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $9,712,265 of which $9,925,489 related to appreciated securities and $213,224 related to depreciated securities.

____
28

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                             MANAGEMENT FEE
------------------------------------------------------------------------
For the first $125 million                                   .5500 of 1%
For the next $125 million                                    .5375 of 1
For the next $250 million                                    .5250 of 1
For the next $500 million                                    .5125 of 1
For the next $1 billion                                      .5000 of 1
For net assets over $2 billion                               .4750 of 1
------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Missouri paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $455,700 of which approximately $394,900 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $137,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fee charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $3,400 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

____
29

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                 NUVEEN FLAGSHIP
                                                                                        MISSOURI
-------------------------------------------------------------------------------------------------
Capital paid-in                                                                     $220,222,646
Balance of undistributed net investment income                                             3,554
Accumulated net realized gain (loss) from investment transactions                     (2,558,649)
Net unrealized appreciation of investments                                             9,712,265
-------------------------------------------------------------------------------------------------
   Net assets                                                                       $227,379,816
=================================================================================================

____
30

                             FINANCIAL HIGHLIGHTS

____
31

     Selected data for a share outstanding throughout each period is as follows:


CLASS (INCEPTION DATE)           OPERATING PERFORMANCE     LESS DISTRIBUTIONS
---------------------            ---------------------     ------------------

                                                            NET
NUVEEN FLAGSHIP MISSOURI        NET                REALIZED AND      DIVIDENDS                       NET      TOTAL
                              ASSET                  UNREALIZED      FROM TAX-                     ASSET     RETURN
                              VALUE         NET     GAIN (LOSS)     EXEMPT NET    DISTRIBUTIONS    VALUE     ON NET
YEAR ENDING               BEGINNING  INVESTMENT            FROM     INVESTMENT     FROM CAPITAL   END OF      ASSET
MAY 31,                   OF PERIOD  INCOME (B)     INVESTMENTS         INCOME            GAINS   PERIOD   VALUE(A)
------------------------------------------------------------------------------------------------------------------------
Class A (8/87)
 1997                        $10.51        $.56          $ .29          $(.56)           $  --    $10.80       8.29%
 1996                         10.72         .58           (.21)          (.58)              --     10.51       3.51
 1995                         10.50         .60            .22           (.60)              --     10.72       8.19
 1994                         10.87         .61           (.34)          (.61)            (.03)    10.50       2.42
 1993                         10.32         .64            .60           (.63)            (.06)    10.87      12.54
 1992                         10.04         .65            .29           (.65)            (.01)    10.32       9.70
 1991                          9.76         .65            .28           (.65)              --     10.04       9.92
 1990                          9.86         .65           (.10)          (.65)              --      9.76       5.89
 1989                          9.30         .65            .57           (.65)            (.01)     9.86      13.70
 1988(c)                       9.58         .49           (.26)          (.51)              --      9.30       2.98
Class B (2/97)
 1997(c)                      10.81         .16           (.01)          (.16)              --     10.80       1.40
Class C (2/94)
 1997                         10.50         .51            .29           (.50)              --     10.80       7.80
 1996                         10.72         .51           (.21)          (.52)              --     10.50       2.84
 1995                         10.50         .53            .23           (.54)              --     10.72       7.60
 1994(c)                      11.33         .02           (.83)          (.02)              --     10.50     (17.62)
Class R (2/97)
 1997(c)                      10.90         .17           (.12)          (.15)              --     10.80        .43
--------------------------------------------------------------------------------------------------------------------

             i  Annualized.
            ii  Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Missouri.
           iii  The amount shown includes a distribution in excess of capital gains of $.01 per share.
            (a) Total returns are calculated on net asset value without any sales charge.
            (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
            (c) From commencement of class operations as noted.

____
32

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                 RATIO                       RATIO
                                OF NET                      OF NET
                  RATIO OF  INVESTMENT     RATIO OF     INVESTMENT
                  EXPENSES   INCOME TO     EXPENSES      INCOME TO
                TO AVERAGE     AVERAGE   TO AVERAGE        AVERAGE
                NET ASSETS  NET ASSETS   NET ASSETS     NET ASSETS
   NET ASSETS       BEFORE      BEFORE        AFTER          AFTER    PORTFOLIO
END OF PERIOD   REIMBURSE-  REIMBURSE-   REIMBURSE-     REIMBURSE-     TURNOVER
(IN THOUSANDS)        MENT        MENT     MENT (B)       MENT (B)         RATE
--------------------------------------------------------------------------------
     $218,924        1.00%        5.13%        .86%          5.27%          41%
      212,717        1.05         5.12         .80           5.37           38
      205,089        1.08         5.37         .67           5.78           40
      187,347        1.06         5.08         .62           5.52           34
      144,775        1.11         5.43         .55           5.99           33
       76,069        1.13         5.73         .47           6.39           32
       43,391        1.23         5.92         .58           6.57           44
       19,080        1.42         5.88         .66           6.64           36
       13,028        1.72         5.77         .69           6.80           69
        7,786        1.55+        5.27+        .50+          6.32+         119

          454        1.62+        4.42+       1.45+          4.59+          41

        7,968        1.55         4.57        1.40           4.72           41
        6,220        1.60         4.54        1.35           4.79           38
        3,989        1.63         4.76        1.20           5.19           40
        1,877        1.61+        3.98+       1.15+          4.44+          34

           34         .67+        5.53+        .55+          5.65+          41

____
33

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND:

We have audited the accompanying statement of net assets of Nuveen Flagship Missouri Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Missouri Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

DAYTON, OHIO
JULY 11, 1997

____
34

                                 SHAREHOLDER MEETING REPORT
                                 FLAGSHIP MISSOURI


                                                        A Shares     C Shares
--------------------------------------------------------------------------------
ADVISORY AGREEMENT               For                  14,418,632      469,290
                                 Against                 267,723       12,098
                                 Abstain                 355,446       15,144
                                 -----------------------------------------------
                                 Total                15,041,801      496,532
--------------------------------------------------------------------------------
                                 Broker Non Votes        559,050        4,965
--------------------------------------------------------------------------------
REORGANIZATION                   For                  10,750,151      329,028
                                 Against                 265,959        7,014
                                 Abstain                 341,315       10,447
                                 -----------------------------------------------
                                 Total                11,357,425      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,243,426      155,008
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE             For                  10,516,858      324,740
                                 Against                 703,013       21,749
                                 Abstain                  77,553           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
INVESTMENT ASSETS                For                  10,501,460      324,740
                                 Against                 701,905       21,749
                                 Abstain                  94,059           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
TYPE OF SECURITIES               For                  10,525,807      324,740
                                 Against                 693,382       21,749
                                 Abstain                  78,235           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
BORROWING                        For                  10,408,755      324,740
                                 Against                 802,786       21,749
                                 Abstain                  85,884           --
                                 -----------------------------------------------
                                 Total                11,297,425      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,426      155,008
--------------------------------------------------------------------------------
PLEDGES                          For                  10,435,739      324,216
                                 Against                 772,176       21,749
                                 Abstain                  89,509          524
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
SENIOR SECURITIES                For                  10,523,875      324,216
                                 Against                 691,778       21,749
                                 Abstain                  81,771          524
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
                                 -----------------------------------------------

____
35

                                 SHAREHOLDER MEETING REPORT
                                 FLAGSHIP MISSOURI--CONTINUTED


                                                        A Shares     C Shares
--------------------------------------------------------------------------------
UNDERWRITING                     For                  10,502,170      324,216
                                 Against                 706,338       22,273
                                 Abstain                  88,916           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
REAL ESTATE                      For                  10,469,008      324,216
                                 Against                 745,337       22,273
                                 Abstain                  83,079           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,008
--------------------------------------------------------------------------------
COMMODITIES                      For                  10,376,685      324,024
                                 Against                 824,816       22,466
                                 Abstain                  95,922           --
                                 -----------------------------------------------
                                 Total                11,297,423      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,428      155,007
--------------------------------------------------------------------------------
LOANS                            For                  10,454,367      324,216
                                 Against                 763,665       22,273
                                 Abstain                  79,393           --
                                 -----------------------------------------------
                                 Total                11,297,425      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,426      155,008
--------------------------------------------------------------------------------
SALES/MARGIN PURCHASES           For                  10,373,401      323,500
                                 Against                 832,601       22,990
                                 Abstain                  91,422           --
                                 -----------------------------------------------
                                 Total                11,297,424      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,427      155,007
--------------------------------------------------------------------------------
PUT AND CALL OPTIONS             For                  10,390,840      323,500
                                 Against                 809,633       22,990
                                 Abstain                  96,952           --
                                 -----------------------------------------------
                                 Total                11,297,425      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,426      155,007
--------------------------------------------------------------------------------
INDUSTRY CONCENTRATION           For                  10,481,500      324,740
                                 Against                 730,725       21,749
                                 Abstain                  85,110           --
                                 -----------------------------------------------
                                 Total                11,297,335      346,489
                                 -----------------------------------------------
                                 Broker Non Votes      4,303,516      155,008
--------------------------------------------------------------------------------
AFFILIATE PURCHASES              For                  10,491,401      323,500
                                 Against                 717,719       22,466
                                 Abstain                  88,303          524
                                 -----------------------------------------------
                                 Total                11,297,423      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,428      155,007
                                -----------------------------------------------

____
36

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


                                                        A Shares     C Shares
--------------------------------------------------------------------------------
INVESTMENT COMPANIES             For                  10,468,516      323,500
                                 Against                 738,065       22,990
                                 Abstain                  90,842           --
                                 -----------------------------------------------
                                 Total                11,297,423      346,490
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,303,428      155,007
--------------------------------------------------------------------------------
DIV VS. NON-DIV                  For                  10,134,607      324,941
                                 Against                 614,980        8,255
                                 Abstain                 437,110       13,293
                                 -----------------------------------------------
                                 Total                11,186,697      346,489
--------------------------------------------------------------------------------
                                 Broker Non Votes      4,414,154      155,008
--------------------------------------------------------------------------------
12B-1 FEES                       For                  14,133,856      455,373
                                 Against                 437,780       14,258
                                 Abstain                 450,011       26,902
                                 -----------------------------------------------
                                 Total                15,021,647      496,533
--------------------------------------------------------------------------------
                                 Broker Non Votes        579,204        4,964
                                 -----------------------------------------------

____
37

                        SHAREHOLDER MEETING REPORT
                        FLAGSHIP MISSOURI - CONTINUED


DIRECTORS                                            A SHARES        C SHARES
--------------------------------------------------------------------------------
Bremner                          For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Brown                            For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Dean                             For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Impellizzeri                     For                15,282,798         484,676
                                 Withhold              318,053          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Rosenheim                        For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Sawers                           For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Schneider                        For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
--------------------------------------------------------------------------------
Schwertfeger                     For                15,283,651         484,676
                                 Withhold              317,200          16,821
                                 -----------------------------------------------
                                 Total              15,600,851         501,497
                                 -----------------------------------------------

____
38

                            SHAREHOLDER INFORMATION

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama            Michigan
Arizona            Missouri
California         New Jersey
Colorado           New Mexico
Connecticut        New York
Florida            North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky           South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts      Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
39

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
40

[PHOTO OF JOHN NUVEEN,Sr. APPEARS HERE]

John Nuveen & Co. Incorporated
333 West Wacker Drive
(Chicago, IL 60606-1286)

(800)621-7227)
Serving Investors
for Generations



Since our founding in 1898, John Nuveen & Co.
has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing
securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy.
It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
Municipal
Bond Funds


May 31, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.


Kansas



[PHOTO APPEARS HERE]

                         Contents




                         1  Dear Shareholder

                         3  Answering Your Questions

                         6  Kansas Overview

                         9  Financial Section

                        27  Shareholder Meeting Report

                        31  Shareholder Information

                        32  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger

It's a pleasure to report to you on the performance of the Nuveen Flagship Kansas Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 9.21% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.30% for Class A shares. To match this yield, investors in the 35.5% combined federal and state income tax bracket would have had to earn at least 8.22% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation-as well as attractive yields-have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997


"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]
Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What are the investment objectives of the fund?
The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?
To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year? The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

operating in a healthy supply environment, where securities were available as needed.

Given this market environment, how did the fund perform?

The Kansas Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 9.21% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked number one among nine Kansas municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Steady demand, coupled with tight supply, caused munis to outperform Treasury securities over the 12-month period.

What strategies did you employ to add value?

During periods of rising interest rates -- like we experienced during the first quarter of 1997 -- the fund swapped out of bonds held at a loss and into similar bonds trading at discounts in the secondary market. This provided reduced capital gains on the fund and furthered the fund's objective of providing superior after-tax total return. We also sold high-coupon, pre-refunded securities at a gain and reinvested the proceeds in longer maturity bonds, allowing us to align the fund with the original maturity profile in the prospectus. Without this recycling process, the distribution yield would be at risk as higher coupon bonds are called away from the portfolio.

What is the current status of Kansas' municipal market?

New municipal bond issue volume over the first half of the year was 18% higher than in 1996, but the overall amount of new bond issuance remains relatively low. Credit quality remains very high in Kansas among municipalities and agencies of the state due largely to a healthy economy, low debt and fiscal control. Aircraft manufacturing, health services and retail trade have contributed to job growth in the past year. While agriculture is no longer a major source of employment, the state's farming sector remains a leading producer on a global scale.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Kansas
Overview


Credit Quality
-----------------------------

[PIE CHART APPEARS HERE]
-----------------------------

BBB/NR 5%
A 17%
AA 23%
AAA/Pre-refunded 55%
=============================

Diversification
-----------------------------

[PIE CHART APPEARS HERE]
-----------------------------
General Obligations 8%
Utilities 11%
Other 1%
Tax Revenue 15%
Pollution Control 9%
Hospitals 22%
Water & Sewer 4%
Housing Facilities 21%
Escrowed Bonds 9%
-----------------------------


Fund Highlights
==================================================================================
Share Class                                        A        B        C         R

Inception Date                                  1/92     2/97     2/97      2/97
----------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.19   $10.13   $10.21    $10.22
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $96,587
----------------------------------------------------------------------------------
Average Weighted Maturity (years)                                          21.13
----------------------------------------------------------------------------------
Duration (years)                                                            8.75
----------------------------------------------------------------------------------

Annualized Total Return/1/
==================================================================================
Share Class                          A(NAV)  A(Offer)        B        C         R

1-Year                                9.21%     4.62%    8.46%    8.98%     9.58%
----------------------------------------------------------------------------------
5-Year                                6.98%     6.06%    6.36%    6.64%     7.05%
----------------------------------------------------------------------------------
Life of Fund                          6.91%     6.06%    6.20%    6.57%     6.98%
----------------------------------------------------------------------------------

Tax-Free Yields
==================================================================================
Share Class                          A(NAV)  A(Offer)        B        C         R

Dist Rate                             5.13%     4.92%    4.42%    4.58%     5.32%
----------------------------------------------------------------------------------
SEC 30-Day Yld                        5.30%     5.08%    4.56%    4.76%     5.78%
----------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  8.22%     7.88%    7.07%    7.38%     8.96%
----------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.93%, 6.10%, and 6.20%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate for taxpayers filing jointly of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                      Nuveen Flagship Kansas Municipal Bond Fund
                                                      May 31, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

                   Lehman Brothers        Nuveen Flagship Kansas       Nuveen Flagship Kansas
                 Municipal Bond Index    Municipal Bond Fund (NAV)   Municipal Bond Fund (Offer)
------------------------------------------------------------------------------------------------
January 1992           10000                      10000                        9580
    May 1992           10119                      10094.6                      9670.58
    May 1993           11399.1                    11568.5                     11082.6
    May 1994           11644.7                    11565.3                     11079.6
    May 1995           12419.4                    12295.2                     11778.8
    May 1996           13406.7                    13068.8                     12519.9
    May 1997           14419.1                    14108.2                     13515.7
   June 1997           14635.4                    14337.5                     13735.3

Lehman Brothers Municipal Bond Index                   $14,635
Nuveen Flagship Kansas Municipal Bond Fund (NAV)       $14,337
Nuveen Flagship Kansas Municipal Bond Fund (Offer)     $13,735

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

     June 1996     0.0491
     July 1996     0.05073
   August 1996     0.05073
September 1996     0.04869
  October 1996     0.05031
 November 1996     0.04869
 December 1996     0.05031
  January 1997     0.05045
 February 1997     0.0495
    March 1997     0.0495
    April 1997     0.0495
      May 1997     0.0495

                    Financial Section


                        Contents

                    10  Portfolio of Investments

                    15  Statement of Net Assets

                    16  Statement of Operations

                    17  Statement of Changes in Net Assets

                    18  Notes to Financial Statements

                    24  Financial Highlights

                    26  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Kansas

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 7.2%

          $12,475,000    Johnson County Kansas Residual Revenue Refunding,     No Opt. Call         Aaa   $5,520,312
                           0.000%, 5/01/12

            2,120,000    Reno County and Labette County Kansas, Single         No Opt. Call         AAA      737,357
                           Family Mortgage Revenue, Capital Accumulator,
                           Series A, 1983, 0.000%, 12/01/15

            2,095,000    Reno, Sedgwick and Finney Counties, Kansas, Single    No Opt. Call         AAA      721,497
                           Family Mortgage Revenue, Multiple Originators and
                           Services, Series A, 0.000%, 4/01/16
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 21.5%

                         Kansas State Development Finance Authority, Health
                         Facilities Revenue Refunding, Stormont, Vail
                         Healthcare Inc., Series F:
            2,815,000      5.800%, 11/15/16                                    11/06 at 100         AAA    2,871,356
            3,380,000      5.800%, 11/15/21                                    11/06 at 100         AAA    3,430,261

                         Kansas State Development Finance Authority, Health
                         Facilities Revenue, Stormont, Vail Healthcare Inc.,
                         Series G:
              750,000      5.800%, 11/15/16                                    11/06 at 100         AAA      765,015
            2,150,000      5.800%, 11/15/21                                    11/06 at 100         AAA    2,181,971

                         Kansas State Development Finance Authority, Health
                         Facilities Revenue, Hays Medical Center Inc.,
                         Series B:
            3,500,000      5.500%, 11/15/17                                    11/07 at 100         Aaa    3,472,315
            2,000,000      5.500%, 11/15/22                                    11/07 at 100         Aaa    1,963,660

                         Lawrence, Kansas, Hospital Revenue, Lawrence
                         Memorial Hospital:
            1,075,000      6.200%, 7/01/14                                      7/04 at 100          A3    1,113,195
              400,000      6.200%, 7/01/19                                      7/04 at 100          A3      411,620

              100,000    Puerto Rico Industrial, Tourist, Educational, Medical  7/05 at 102         AAA      105,258
                           and Environmental Control Facilities, Financing
                           Authority Hospital Revenue, Hospital Auxilio Mutuo
                           Obligation Group, Series A, 6.250%, 7/01/24

            1,400,000    Wichita, Kansas, Hospital Revenue, Refunding and      10/02 at 102         AAA    1,477,238
                           Improvement, St. Francis, Series A,
                           6.250%, 10/01/10

            2,250,000    Wichita, Kansas, CSJ Health System Revenue, Series    11/01 at 102          A+    2,527,335
                           XXV, 7.200%, 10/01/15

              450,000    Wichita, Kansas, CSJ Health System Revenue, Wichita   11/01 at 102          A+      479,277
                           Inc., 7.000%, 11/15/18

                                                                                          Nuveen Municipal Bond Fund
                                                                                          May 31, 1997 Annual Report


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Multi Family -- 13.3%

           $  990,000    Kansas City,Kansas, Multifamily Housing Revenue        7/01 at 100         AAA   $1,010,057
                           Refunding, Mortgage Loan Rainbows TWRS Project,
                           6.700%, 7/01/23

                         Kansas State Development Finance Authority,
                           Multifamily, Housing Revenue, Park Apartments
                           Project, Series L:
              325,000      5.700%, 12/01/09                                     6/06 at 100         AAA      325,471
              665,000      5.900%, 12/01/14                                     6/06 at 100         AAA      666,915
            1,150,000      6.000%, 12/01/21                                     6/06 at 100         AAA    1,152,473

                         Lenexa, Kansas, Multifamily Housing Revenue
                         Refunding, Barrington Park Apartments Project,
                         Series A:
              445,000      6.300%, 2/01/09                                      2/03 at 102          AA      461,639
              475,000      6.400%, 2/01/10                                      2/03 at 102          AA      492,694
            2,000,000      6.450%, 2/01/18                                      2/03 at 102          AA    2,063,140
            1,000,000      6.500%, 2/01/23                                      2/03 at 102          AA    1,024,720

            1,000,000    Olathe, Kansas,Multifamily Housing Revenue             6/04 at 102         AAA    1,033,060
                           Refunding, Deerfield Apartments Project, Series A,
                           6.450%, 6/01/19

                         Wichita, Kansas, Multifamily Housing Revenue
                         Refunding,Shores Apartments Project, Series XI,
                         Series A:
            1,500,000      6.700%, 4/01/19                                      4/09 at 102          AA    1,575,960
            2,000,000      6.800%, 4/01/24                                      4/09 at 102          AA    2,104,460

              900,000    Wichita, Kansas, Multifamily Housing Revenue,         11/05 at 102           A      901,395
                           Brentwood Apartments, Series IX, Series A,
                           5.850%, 12/01/25
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 7.4%

               25,000    Hutchinson, Kansas, Single Family Mortgage Revenue     6/02 at 103           A       25,849
                           Refunding, 6.500%, 12/01/09

            2,675,000    Kansas City, Kansas, Mortgage Revenue,                 5/05 at 103         Aaa    2,667,350
                           5.900%, 11/01/27

              645,000    Olathe Labette County, Kansas, Single Family           2/05 at 105         Aaa      713,544
                           Mortgage Revenue Refunding, Collateralized,
                           Series C and I, 7.800%, 2/01/25

            2,075,000    Sedgwick County, Kansas, Mortgage Loan Revenue,        6/99 at 103         AAA    2,192,175
                           Series A, 7.875%. 12/01/21

Portfolio of Investments
Nuveen Flagship Kansas -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- continued

           $1,400,000    Sedgwick County, Kansas, Single Family Mortgage       11/04 at 105         Aaa   $1,542,212
                           Revenue Refunding, Collateralized, Series A, III,
                           8.125%, 5/01/24
--------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- 8.4%

            4,550,000    Clearwater, Kansas, Pollution Control Revenue          1/02 at 101         AA-    4,774,634
                           Refunding, Vulcan Materials Company,
                           6.375%, 2/01/12

            1,000,000    Dodge City, Kansas, Pollution Control Revenue          5/02 at 102         Aa3    1,099,770
                           Refunding, Excel Corporation Project/Cargill,
                           6.625%, 5/01/05

            1,500,000    Puerto Rico Ports Authority, Revenue, Special          6/06 at 102        BBB-    1,532,310
                           Facilities, American Airlines, Series A, 6.250%,
                           6/01/26

              650,000    Wichita, Kansas, Airport Authority, Airport            3/02 at 102          AA      713,590
                           Facilities Revenue Refunding, Wichita Airport Hotel
                           Association, 7.000%, 3/01/05
--------------------------------------------------------------------------------------------------------------------
                         Municipal Appropriation Obligations -- 1.5%

              275,000    Cowley County, Kansas, Community College,              3/00 at 101           A      289,361
                           Certificates of Participation, Arts Science and
                           Technology Building, 7.000%, 3/01/12

            1,050,000    Kansas State Development Finance Authority, Revenue,  12/00 at 102         N/R    1,124,361
                           Highway Patrol Central Training Facility, Series T,
                           6.600%, 12/01/07
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/ Utility -- 11.2%

            1,500,000    Gardner, Kansas Electric Utility Revenue Refunding,   11/01 at 101         N/R    1,616,340
                           7.000%, 11/01/09

                         Kansas City, Kansas, Utility System Revenue,
                         Refunding and Improvement:
            2,500,000      6.250%, 9/01/14                                      9/04 at 102         AAA    2,685,875
            1,650,000      6.375%, 9/01/23                                      9/04 at 102         AAA    1,768,883

                         PuertoRico Electric Power Authority, Formerly Puerto
                         Rico Commonwealth Water Resource Authority,
                         Series T:
              215,000      6.125%, 7/01/08                                      7/04 at 102        BBB+      229,807
              150,000      6.000%, 7/01/16                                      7/04 at 102        BBB+      152,457

            1,650,000    Puerto Rico Electric Power Authority, Formerly Puerto  7/07 at 101 1/2     AAA    1,609,097
                           Rico Commonwealth Water Resource Authority,
                           Series Aa, 5.375%, 7/01/27

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Principal                                                                 Optional Call                     Market
Amount       Description                                                    Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------
             Municipal Revenue/Utility -- continued

$5,000,000   Puerto Rico Electric Power Authority, Formerly                No Opt. Call         AAA    $1,681,400
               Puerto Rico Commonwealth Water Resource
               Authority, Capital Appreciation, Series O,
               0.000%, 7/01/17

 1,050,000   Puerto Rico Electric Power Authority, Formerly                 7/05 at 100         AAA     1,032,980
               Puerto Rico Commonwealth Water Resource
               Authority, Series X, 5.500%, 7/01/25
-----------------------------------------------------------------------------------------------------------------
             Municipal Revenue/Water and Sewer -- 3.6%
 3,000,000   Kansas State Development Finance Authority,                   11/03 at 102         AA+     3,117,240
               Revenue, Water Pollution Control, SRF Series II,
               6.000%, 11/01/14

   350,000   Newton, Kansas, Wastewater Treatment System                    3/02 at 102         N/R       380,944
               Revenue, 7.125%, 3/01/12
-----------------------------------------------------------------------------------------------------------------
             Non-State General Obligation --  5.3%
             Cowley County, Kansas, Unit School District No. 470,
             Arkansas City:
 1,550,000     5.500%, 12/01/16                                            12/06 at 100         AAA     1,547,241
   850,000     5.500%, 12/01/19                                            12/06 at 100         AAA       841,883

   440,000   Jefferson County, Kansas, Unit School District No. 340,        9/04 at 100         AAA       466,255
               6.350%, 9/01/14

   800,000   Miami County, Kansas, Unit School District No. 368,            6/02 at 100         AAA       862,448
               6.600%, 12/01/08

 1,000,000   Shawnee County, Kansas, Unit School District No. 345,          9/04 at 100         AAA     1,016,210
               Seaman, 5.700%, 9/01/14

   350,000   Shawnee County, Kansas, Unit School District No. 437,          3/02 at 100         AAA       375,613
               (Auburn and Washburn) 6.600%, 9/01/09
-----------------------------------------------------------------------------------------------------------------
             Pre-refunded -- 1.5%***

   170,000   Derby, Kansas, Series Ii, 6.500%, 12/01/12                    12/00 at 100           A       181,387

   325,000   Hays, Kansas, Sales Tax Revenue, 6.875%, 9/01/12               9/00 at 100         N/R       347,018

             Jackson County, Kansas, Unit School District No. 336,
             Denison, Holton:
   355,000     6.600%, 10/01/12                                             1/03 at 100         N/R       391,461
   380,000     6.650%, 10/01/13                                             7/02 at 100 1/2     N/R       420,060

    80,000   Puerto Rico Commonwealth Highway and                          No Opt. Call         AAA        88,585
               Transportation Authority, Highway Revenue,
               Series T, 6.625%, 7/01/18

                         Portfolio of Investments
                         Nuveen Flagship Kansas -- continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility-continued

                         Special Tax Revenue -- 15.1%
         $  4,450,000    Kansas State Department of Transportation, Highway     9/02 at 102          AA  $ 4,631,070
                           Revenue, Series A, 6.000%, 9/01/12

            1,000,000    Puerto Rico Commonwealth Highway and                  No Opt. Call           A    1,005,790
                           Transportation Authority, Highway Revenue,
                           Series W, 5.500%, 7/01/13

              750,000    Puerto Rico Commonwealth Highway and                  No Opt. Call           A      754,342
                           Transportation Authority, Highway Revenue
                           Refunding, Series X, 5.500%, 7/01/13

            7,300,000    Puerto Rico Commonwealth Highway and                   7/16 at 100           A    7,099,760
                           Transportation Authority, Highway Revenue,
                           Series Y, 5.500%, 7/01/36

            1,000,000    Puerto Rico Commonwealth Highway and                  No Opt. Call         AAA    1,011,980
                           Transportation Authority, Highway Revenue,
                           Series W, 5.500%, 7/01/15

              100,000    Puerto Rico Commonwealth Infrastructure Financing      7/98 at 102        BBB+      105,774
                           Authority, Series A, 7.750%, 7/01/08
--------------------------------------------------------------------------------------------------------------------
                         State/Territorial General Obligations -- 2.6%

            1,350,000    Puerto Rico Commonwealth, 6.450%, 7/01/17              7/04 at 102           A    1,440,180

            1,000,000    Puerto Rico Commonwealth,                              7/04 at 101 1/2     AAA    1,075,350
                           6.450%, 7/01/17
--------------------------------------------------------------------------------------------------------------------
         $105,570,000    Total Investments -- (cost $90,674,469) -- 98.6%                                 95,202,237
======================----------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.4%                                             1,384,917
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                              $96,587,154
                         ===========================================================================================

                         * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or Moody's rating.

                         *** Pre-refunded securities are backed by an escrow or
                             trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                         N/R -- Investment is not rated.


                                 See accompanying notes to financial statements.
14

Statement of Net Assets
May 31, 1997


                                                                 Nuveen Municipal Bond Fund
                                                                 May 31, 1997 Annual Report

                                                                            Nuveen Flagship
                                                                                     Kansas
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                  $ 95,202,237
Cash                                                                              1,441,067
Receivables:
  Interest                                                                        1,443,365
  Shares sold                                                                       239,575
  Investments sold                                                                2,030,699
Other assets                                                                         11,507
-------------------------------------------------------------------------------------------
      Total assets                                                              100,368,450
-------------------------------------------------------------------------------------------
Liabilities
Payables:
    Investments purchased                                                         3,248,229
    Shares redeemed                                                                  31,398
Accrued expenses:
    Management fees (note 6)                                                         16,391
    12b-1 distribution and service fees (notes 1 and 6)                              16,579
    Other                                                                            58,318
Dividends payable                                                                   410,381
-------------------------------------------------------------------------------------------
        Total liabilities                                                         3,781,296
-------------------------------------------------------------------------------------------
Net assets (note 7)                                                            $ 96,587,154
===========================================================================================
Class A Shares (note 1)
Net assets                                                                     $ 95,890,652
Shares outstanding                                                                9,413,911
Net asset value and redemption price per share                                       $10.19
Offering price per share (net asset value per share plus
    maximum sales charge of 4.20% of offering price)                           $      10.64
===========================================================================================
Class B Shares (note 1)
Net assets                                                                     $    605,445
Shares outstanding                                                                   59,764
Net asset value, offering and redemption price per share                       $      10.13
===========================================================================================
Class C Shares (note 1)
Net assets                                                                     $     90,956
Shares outstanding                                                                    8,911
Net asset value, offering and redemption price per share                       $      10.21
===========================================================================================
Class R Shares (note 1)
Net assets                                                                     $        101
Shares outstanding                                                                       10
Net asset value, offering and redemption price per share                       $      10.22
===========================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year ended May 31, 1997

                                                                     Nuveen Flagship
                                                                             Kansas*
-------------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                       $5,720,965
-------------------------------------------------------------------------------------

Expenses

Management fees (note 6)                                                     498,884
12b-1 service fees -- Class A (notes 1 and 6)                                323,831
12b-1 distribution and service fees -- Class B (notes 1 and 6)                   820
12b-1 distribution and service fees -- Class C (notes 1 and 6)                   151
Shareholders' servicing agent fees and expenses                               60,526
Custodian's fees and expenses                                                 63,583
Trustees' fees and expenses (note 6)                                           2,325
Professional fees                                                             15,729
Shareholders' reports -- printing and mailing expenses                        11,080
Federal and state registration fees                                            6,338
Organizational expenses (note 1)                                               8,578
Other expenses                                                                 4,484
-------------------------------------------------------------------------------------
Total expenses before reimbursement                                          996,329
 Expense reimbursement (note 6)                                             (339,334)
-------------------------------------------------------------------------------------
Net expenses                                                                 656,995
-------------------------------------------------------------------------------------
Net investment income                                                      5,063,970
-------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)               220,983
Net change in unrealized appreciation or depreciation of investments       3,281,763
-------------------------------------------------------------------------------------
Net gain from investments                                                  3,502,746
-------------------------------------------------------------------------------------
Net increase in net assets from operations                                $8,566,716
=====================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1 of the Notes to Financial Statements).

------
16

Statement of Changes in Net Assets                    Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                                          Nuveen Flagship              Flagship
                                                                                  Kansas*                Kansas
                                                                       -----------------------------------------
                                                                       Year ended 5/31/97    Year ended 5/31/96
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $  5,063,970          $  4,982,780
Net realized gain from investment transactions (notes 1 and 4)                    220,983               355,041
Net change in unrealized appreciation or depreciation of investments            3,281,763            (2,413,598)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      8,566,716             2,924,223
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                      (5,060,117)           (5,023,868)
  Class B                                                                          (3,064)                  N/A
  Class C                                                                            (787)                    -
  Class R                                                                              (1)                  N/A
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (5,063,969)           (5,023,868)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                               10,132,032            25,844,692
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                              2,363,978             2,591,397
----------------------------------------------------------------------------------------------------------------
                                                                               12,496,010            28,436,089
----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                       (16,105,371)          (13,325,961)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions             (3,609,361)           15,110,128
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (106,614)           13,010,483
Net assets at the beginning of year                                            96,693,768            83,683,285
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                $ 96,587,154          $ 96,693,768
================================================================================================================
Balance of undistributed net investment income at end of year                $          1          $          -
================================================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1 of the Notes to Financial Statements).

N/A--Flagship Kansas was not authorized to issue Class B or Class R Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Kansas Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kansas Triple Tax Exempt Fund ("Flagship Kansas") was reorganized into the Trust and renamed Nuveen Flagship Kansas Municipal Bond Fund ("Nuveen Flagship Kansas").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

--------
18

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Kansas was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Kansas state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

------
19

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $42,800) will be reimbursed to the Adviser on a straight-line basis over a period of five years. As of May 31, 1997, $34,335 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

------
20

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:
                                                   Nuveen Flagship                Flagship
                                                       Kansas*                     Kansas
                                              ------------------------------------------------------
                                                     Year ended                  Year ended
                                                       5/31/97                    5/31/96
                                              ------------------------------------------------------
                                                  Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                        928,359   $  9,305,649    2,552,505   $ 25,844,692
  Class B                                         73,398        736,214          N/A            N/A
  Class C                                          8,890         90,069            -              -
  Class R                                             10            100          N/A            N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                        235,563      2,363,224      257,842      2,591,397
  Class B                                             52            523          N/A            N/A
  Class C                                             23            231            -              -
  Class R                                              -              -          N/A            N/A
----------------------------------------------------------------------------------------------------
                                               1,246,295     12,496,010    2,810,347     28,436,089
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                     (1,587,941)   (15,969,039)  (1,330,464)   (13,325,961)
  Class B                                        (13,686)      (136,313)         N/A            N/A
  Class C                                             (2)           (19)           -              -
  Class R                                              -              -          N/A            N/A
----------------------------------------------------------------------------------------------------
                                              (1,601,629)   (16,105,371)  (1,330,464)   (13,325,961)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                         (355,334)  $ (3,609,361)   1,479,883   $ 15,110,128
====================================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1).
N/A - Flagship Kansas was not authorized to issue Class B or Class R Shares.

3. Distributions to Shareholders

On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                                    Nuveen Flagship
                                                                                             Kansas
----------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                                    $.0435
  Class B                                                                                     .0370
  Class C                                                                                     .0390
  Class R                                                                                     .0455
----------------------------------------------------------------------------------------------------

------
21

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                                   Nuveen Flagship
                                                                                           Kansas*
---------------------------------------------------------------------------------------------------
Purchases
Investments in municipal securities                                                    $38,443,221
Temporary municipal investments                                                            600,000

Sales
Investments in municipal securities                                                     42,768,089
Temporary municipal investments                                                            600,000
===================================================================================================

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $4,851,848 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

At May 31, 1997, net unrealized appreciation aggregated $4,527,768 of which $4,542,553 related to appreciated securities and $14,785 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                                  Management fee
----------------------------------------------------------------------------------------------
For the first $125 million                                                        .5500 of 1%
For the next $125 million                                                         .5375 of 1
For the next $250 million                                                         .5250 of 1
For the next $500 million                                                         .5125 of 1
For the next $1 billion                                                           .5000 of 1
For net assets over $2 billion                                                    .4750 of 1
----------------------------------------------------------------------------------------------

------
22

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


Prior to the reorganization (see note 1) Flagship Kansas paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $221,800 of which approximately $191,300 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $26,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $5,600 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. Composition of Net Assets

At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 Nuveen Flagship
                                                                          Kansas
---------------------------------------------------------------------------------
Capital paid-in                                                      $96,911,233
Balance of undistributed net investment income                                 1
Accumulated net realized gain (loss) from investment transactions     (4,851,848)
Net unrealized appreciation of investments                             4,527,768
---------------------------------------------------------------------------------
Net assets                                                           $96,587,154
=================================================================================

Financial Highlights

Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                       Operating performance        Less distributions
                                           -------------------------   ------------------------

                                                                 Net
NUVEEN FLAGSHIP KANSAS++             Net                realized and   Dividends                     Net      Total
                                   asset                  unrealized   from tax-                   asset     return
                                   value          Net    gain (loss)  exempt net   Distributions   value     on net
Year ending                    beginning   investment           from  investment    from capital  end of      asset
May 31,                        of period   income (b)    investments      income           gains  period  value (a)
-------------------------------------------------------------------------------------------------------------------
Class A (1/92)
 1997                             $ 9.83        $.53           $ .36      $(.53)       $   --     $10.19      9.21%
 1996                              10.01         .54            (.18)      (.54)           --       9.83      3.63
 1995                               9.83         .55             .18       (.55)           --      10.01      7.80
 1994                              10.38         .56            (.47)      (.57)         (.07)+++   9.83       .62
 1993                               9.65         .58             .73       (.58)           --      10.38     14.15
 1992(c)                            9.58         .19             .07       (.19)           --       9.65      5.95+
Class B (2/97)
 1997(c)                           10.23         .13            (.12)      (.11)           --      10.13       .13
Class C (2/97)
 1997(c)                           10.18         .15             .04       (.16)           --      10.21      1.85
Class R (2/97)
 1997(c)                           10.20         .18            (.02)      (.14)           --      10.22      1.55
-------------------------------------------------------------------------------------------------------------------

  +  Annualized.
 ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Kansas.
+++ The amount shown includes a distribution in excess of capital gains of $.05 per share.
(a)  Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c)  From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                            Ratios/Supplemental date
------------------------------------------------------------------------------
                                  Ratio                     Ratio
                                 of net                    of net
                  Ratio of   investment     Ratio of   investment
                  expenses    income to     expenses    income to
                to average      average   to average      average
                net assets   net assets   net assets   net assets
    Net assets      before       before        after        after   Portfolio
 end of period  reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)        ment         ment     ment (b)     ment (b)        rate
------------------------------------------------------------------------------

       $95,891        1.03%        4.89%         .68%        5.24%         40%
        96,694        1.08         4.80          .57         5.31          55
        83,683        1.10         5.11          .54         5.67          72
        80,060        1.06         4.57          .26         5.37          93
        62,585        1.22         4.63          .11         5.74          56
         9,552        2.01+        3.50+         .40+        5.11+         59

           605        1.65+        4.24+        1.27+        4.62+         40

            91        1.45+        4.49+        1.09+        4.85+         40

            --         .08+        6.53+          --         6.61+         40
------------------------------------------------------------------------------

Independent Auditors' Report


To the Board of Trustees and Shareholders of Nuveen Flagship Kansas Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Kansas Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Kansas Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Kansas


                                                        A Shares
----------------------------------------------------------------
 Advisory Agreement      For                           6,349,518
                         Against                         107,210
                         Abstain                         187,848
                         ---------------------------------------
                         Total                         6,644,576
================================================================
                         Broker Non Votes              1,544,766
================================================================
 Reorganization          For                           5,246,121
                         Against                          95,567
                         Abstain                         235,638
                         ---------------------------------------
                         Total                         5,577,326
================================================================
                         Broker Non Votes              2,612,016
================================================================
 Investment Objective    For                           5,224,796
                         Against                         333,928
                         Abstain                          27,356
                         ---------------------------------------
                         Total                         5,586,080
================================================================
                         Broker Non Votes              2,603,262
================================================================
 Investment Assets       For                           5,215,453
                         Against                         346,605
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,081
================================================================
                         Broker Non Votes              2,603,261
================================================================
 Type of Securities      For                           5,220,489
                         Against                         341,569
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,081
================================================================
                         Broker Non Votes              2,603,261
================================================================
 Borrowing               For                           5,177,744
                         Against                         384,313
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,080
================================================================
                         Broker Non Votes              2,603,262
================================================================
 Pledges                 For                           5,179,417
                         Against                         382,641
                         Abstain                          24,023
                         ---------------------------------------
                         Total                         5,586,081
================================================================
                         Broker Non Votes              2,603,261
                         ---------------------------------------

                                                    Shareholder Meeting Report
                                                    Flagship Kansas -- continued

                                                                       A Shares
--------------------------------------------------------------------------------
 Senior Securities              For                                   5,221,914
                                Against                                 340,144
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Underwriting                   For                                   5,205,433
                                Against                                 351,209
                                Abstain                                  29,438
                                ------------------------------------------------
                                Total                                 5,586,080
================================================================================
                                Broker Non Votes                      2,603,262
================================================================================
 Real Estate                    For                                   5,196,865
                                Against                                 365,193
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Commodities                    For                                   5,163,155
                                Against                                 398,903
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Loans                          For                                   5,188,117
                                Against                                 373,941
                                Abstain                                  24,023
                                ------------------------------------------------
                                Total                                 5,586,081
================================================================================
                                Broker Non Votes                      2,603,261
================================================================================
 Short Sales/Margin Purchases   For                                   5,151,812
                                Against                                 402,532
                                Abstain                                  31,736
                                ------------------------------------------------
                                Total                                 5,586,080
================================================================================
                                Broker Non Votes                      2,603,262
================================================================================
 Put and Call Options           For                                   5,151,748
                                Against                                 402,500
                                Abstain                                  31,832
                                ------------------------------------------------
                                Total                                 5,586,080
================================================================================
                                Broker Non Votes                      2,603,262
                                ------------------------------------------------

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                 A Shares
---------------------------------------------------------
  Industry Concentration    For                 5,203,266
                            Against               352,125
                            Abstain                30,690
                            -----------------------------
                            Total               5,586,081
---------------------------------------------------------
                            Broker Non Votes    2,603,261
---------------------------------------------------------
  Affiliate Purchases       For                 5,210,493
                            Against               344,898
                            Abstain                30,690
                            -----------------------------
                            Total               5,586,081
---------------------------------------------------------
                            Broker Non Votes    2,603,261
---------------------------------------------------------
  Investment Companies      For                 5,219,230
                            Against               335,468
                            Abstain                31,380
                            -----------------------------
                            Total               5,586,078
---------------------------------------------------------
                            Broker Non Votes    2,603,264
---------------------------------------------------------
  12b-1 Fees                For                 6,252,662
                            Against               101,263
                            Abstain               290,603
                            -----------------------------
                            Total               6,644,528
---------------------------------------------------------
                            Broker Non Votes    1,544,814
                            -----------------------------

                                                      Shareholder Meeting Report
                                                      Flagship Kansas--continued

  Directors                    A Shares
---------------------------------------
  Bremner         For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Brown           For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Dean            For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Impellizzeri    For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Rosenheim       For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Sawers          For         8,066,698
                  Withhold      122,644
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Schneider       For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342
---------------------------------------
  Schwertfeger    For         8,067,763
                  Withhold      121,579
                  ---------------------
                  Total       8,189,342

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama        Michigan
Arizona        Missouri
California     New Jersey
Colorado       New Mexico
Connecticut    New York
Florida        North Carolina
Georgia        Ohio
Kansas         Pennsylvania
Kentucky       South Carolina
Louisiana      Tennessee
Maryland       Virginia
Massachusetts  Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                                      Fund Information


                                      Board of Directors
                                      Robert P. Bremner
                                      Lawrence H. Brown
                                      Anthony T. Dean
                                      Anne E. Impellizzeri
                                      Peter R. Sawers
                                      William J. Schneider
                                      Timothy R. Schwertfeger
                                      Judith M. Stockdale

                                      Fund Manager
                                      Nuveen Advisory Corp.
                                      333 West Wacker Drive
                                      Chicago, IL 60606

                                      Custodian
                                      The Chase Manhattan Bank
                                      4 New York Plaza
                                      New York, NY 10004-2413

                                      Transfer Agent,
                                      Shareholder Services and
                                      Dividend Disbursing Agent
                                      Boston Financial
                                      Nuveen Investor Services
                                      P.O. Box 8509
                                      Boston, MA 02266-8509
                                      (800) 225-8530

                                      Legal Counsel
                                      Fried, Frank, Harris, Shriver
                                      & Jacobson
                                      Washington, D.C.

                                      Independent Auditors
                                      Deloitte & Touche LLP
                                      Dayton, Ohio

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorported
333 West Wacker Drive
Chicago, Il. 60606-1286

(800) 621-7227
www.nuveen.com